UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22819

ETFis Series Trust I
(Exact name of registrant as specified in charter)

31 West 52nd Street, 16th Floor
New York, NY 10019

(Address of principal executive offices) (Zip code)

ETFis Series Trust I

c/o Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 593-4383

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ETFis Series Trust I

INFRACAP REIT PREFERRED ETF

VIRTUS INFRACAP U.S. PREFERRED STOCK ETF

VIRTUS LIFESCI BIOTECH CLINICAL TRIALS ETF

VIRTUS LIFESCI BIOTECH PRODUCTS ETF

VIRTUS NEWFLEET MULTI-SECTOR BOND ETF

VIRTUS PRIVATE CREDIT STRATEGY ETF

VIRTUS REAL ASSET INCOME ETF

Virtus WMC International Dividend ETF

INFRACAP MLP ETF

ANNUAL REPORT
October 31, 2023

Shareholder Letter (unaudited)

December 2023

Dear Shareholder:

On behalf of Virtus ETF Advisers LLC (the “Adviser”), I am pleased to present the shareholder report for the ETFis Series Trust I (the “Trust”) for the annual fiscal period ended October 31, 2023.

The Adviser is part of Virtus Investment Partners, a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors.

The report provides financial statements and portfolio information for the following funds within the Trust:

•InfraCap REIT Preferred ETF (PFFR)

•Virtus InfraCap U.S. Preferred Stock ETF (PFFA)

•Virtus LifeSci Biotech Clinical Trials ETF (BBC)

•Virtus LifeSci Biotech Products ETF (BBP)

•Virtus Newfleet Multi-Sector Bond ETF (NFLT)

•Virtus Private Credit Strategy ETF (VPC)

•Virtus Real Asset Income ETF (VRAI)

•Virtus WMC International Dividend ETF (VWID)

•InfraCap MLP ETF (AMZA)

On behalf of the Adviser and our fund Sub-Advisers, thank you for your investment. If you have questions, please contact your financial adviser, or call 1-888-383-0553. For more information about the funds and the other ETFs we offer, we invite you to visit our website, www.virtusetfs.com.

Sincerely,

William Smalley

President

ETFis Series Trust I

This material must be accompanied or preceded by the prospectus.

Management’s Discussion of Fund Performance (unaudited)

October 31, 2023

InfraCap REIT Preferred ETF (PFFR)

Management’s Discussion of Operations

Overview

The InfraCap REIT Preferred ETF (the “Fund”) seeks investment results that correspond, before fees and expenses, to the price and yield performance of an index composed of preferred shares listed on U.S. Exchanges and issued by Real Estate Investment Trusts (“REITs”), as represented by the Indxx REIT Preferred Stock Index (the “Index”). Although the Fund generally intends to replicate the component securities of the Index, the Fund may utilize a representative sampling strategy when a replication strategy might be detrimental to shareholders. The Fund may invest in a representative sample of securities included in the Index that collectively has a profile similar to the Index. If the Fund uses a representative sampling strategy, the Fund may or may not own all of the securities that are included in the Index.

Market Update

In the fiscal year ended October 31, 2023, the Fund’s total return based on market price was 8.59%, while the Index returned 8.50% during the same period. During the period, office and real estate usage increased as business activity increased from the prior periods which were impacted by the Covid-19 pandemic. Fixed and equity income investments were subject to volatility as many investors allocated to government issued bonds or money market funds at higher-than-average interest rates. Select segments of the US stock market performed well over the period such as emerging technologies (i.e., Artificial Intelligence stocks such as Nvidia) and large cap technology stocks. Global economies continued to reopen and reduce social distancing measures. The banking crisis in early 2023 caused equities and fixed income securities to sell off as investors reduce margin or risk in their portfolio. We noticed dislocations across preferred instrument types and parity preferred issues of the same issuer. Rates on 10-year and 30-year U.S. Treasury bonds increased, which put pressure on lower yielding income investments. However, near the end of the period, positive employment and economic data supported the viewpoint that the Federal Reserve would potentially pause its rate hike cycle and could cut rates in 2024.

Two of the strongest contributors to the Fund during the period were preferred securities of Hersha Hospitality Trust (“Hersha”) and DigitalBridge Group Inc. (“Digital”). Hersha is a self-advised real estate investment trust in the hospitality sector, which owns and operates luxury and lifestyle hotels in urban gateway and regional resort markets. Hersha’s 24 hotels are located in New York, Washington, DC, Boston, Philadelphia, South Florida, and California. Digital is a global REIT that owns, operates and invests across the full spectrum of digital infrastructure and real estate including cell towers, data centers, fiber, small cells and edge infrastructure. During the period, Hersha D and Digital I were up 44.68% and 19.18%, respectively.

Two of the Fund’s detractors during the period were preferred securities of Hudson Pacific Properties Inc (“Hudson”) and Global Net Lease Inc (“Global”). Hudson is a real estate investment trust with a focus on serving technology and media clients through office buildings, sound stages, and undeveloped rights to commercial property. Global is a publicly-traded real estate investment trust focused on acquiring a global portfolio of commercial properties, with an emphasis on sale-leaseback transactions involving single tenant, mission critical income producing net-leased assets across the United States and Western and Northern Europe. Global’s D, and Hudson C, were down 13.88% and 9.55%, respectively.

Preferred shares are fixed income securities, and prices are influenced by changes in long-term interest rates. During the fiscal year, the yield on the 30-year U.S. Treasury bond continued to rise which we believe is a result of a strong US economy and labor market.

Dividend Payment

In the fiscal year ended October 31, 2023, the Fund made monthly dividend payments in the amount of $0.12 per share. While the Fund plans to continue paying monthly dividends, dividends are not guaranteed. The Fund seeks to maintain relatively stable monthly distributions although the amount of income earned by the Fund varies from period to period. To achieve this objective, the Fund may distribute less than the full amount of income earned during a specific period, preserving income for distribution in future periods. Consequently, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period.

Outlook

We believe REIT preferred securities continue to offer an attractive way to access current market dislocations. Despite inflation concerns and pressures on select REIT sub-sectors, we believe investors can benefit from market rotations by investing in REIT preferreds. Given uncertainties in commercial REITs, particularly in specific subsegments, some investors may understandably exhibit hesitancy towards common equity investments. Investor hesitancy has spread to the preferred equity units as well, with certain REIT preferreds experiencing selloffs that we believe are not warranted. In our view, this presents an opportunity for investors to allocate to the preferred equity in REITs and take advantage of market dislocations. As interest rates rise from historically low levels, investors may still have difficulty finding higher yielding opportunities. Thus, we believe preferred securities will continue to offer attractive yields and investors can still access REIT preferreds at discounted prices.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

InfraCap REIT Preferred ETF (continued)

Credit Rating	Issue	Issuer
A	0.00%	9.69%
A-	9.79%	0.00%
BBB+	0.00%	6.05%
BBB	5.99%	9.92%
BBB-	6.84%	9.47%
BB+	3.34%	4.74%
BB	8.52%	0.00%
BB-	3.96%	0.89%
B+	0.00%	0.87%
B	0.00%	4.31%
B-	0.00%	1.71%
NR	61.55%	52.36%

Credit quality ratings on underlying securities of the Fund are received from S&P, Moody’s, and Fitch and converted to the equivalent S&P major rating category. This breakdown is provided by Infrastructure Capital Advisors, LLC and takes the median rating of the three agencies when all three agencies rate a security, the lower of the two ratings if only two agencies rate a security, and one rating if that is all that is provided. Unrated securities do not necessarily indicate low quality. A credit rating below investment-grade is represented by a rating of BB and below. Ratings and portfolio credit quality may change over time. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2023

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx REIT Preferred Stock Index[1]
1 Year	8.84%	8.59%	8.50%
5 Year	(0.42)%	(0.46)%	0.38%
Since Inception[2]	0.24%	0.21%	1.03%

1The Indxx REIT Preferred Stock Index is a market cap weighted index designed to provide diversified exposure to high yielding liquid preferred securities issued by Real Estate Investment Trusts listed in the U.S. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2February 7, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

InfraCap REIT Preferred ETF (continued)

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.

Real Estate Investments: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Interest Rate Risk: The value of preferred securities will generally vary inversely with the direction of prevailing interest rates such that, generally, when interest rates rise, the value of preferred securities can be expected to decline.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Market Volatility: Securities in the Fund may go up or down in response to the prospects of individual companies and general economic conditions. Price changes may be short or long term.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus InfraCap U.S. Preferred Stock ETF (PFFA)

Management’s Discussion of Operations

Overview

Virtus InfraCap U.S. Preferred Stock ETF (the “Fund”) seeks to provide current income and, secondarily, capital appreciation through an actively-managed portfolio of high quality U.S. preferred stocks. Callable preferred securities exhibiting a low or negative yield to call are generally excluded from the portfolio. The Fund may utilize options strategies and modest leverage to seek to enhance income and total return.

Market Update

In the twelve months ending October 31, 2023, the Fund’s total return based on market price was 8.96%. The Fund’s benchmark index, the S&P U.S. Preferred Stock Index, returned 1.60% during the same period.

We believed that active managers could seek total return and high current income over the period by considering instances when: (1) floating preferreds trade in-line with their fixed rate preferred parity issues, (2) fixed-to-floating preferreds are converting in the near future at higher coupon rates, and (3) management may be encouraged to call these floating preferreds at par value when interest rates are high.

For the fiscal year ended October 31, 2023, the Federal Reserve aggressively increased interest rates, pressures from inflation remained uncertain. While fixed and equity income investments were subject to volatility as many investors allocated to government issued bonds or money market funds at higher-than-average interest rates. We noticed dislocations across preferred instrument types and parity preferred issues of the same issuer and looked to position the portfolio to benefit from these dislocations. Rates on 10-year and 30-year U.S. Treasury bonds increased, which put pressure on lower yielding income investments. However, near the end of the period, positive employment and economic data supported the viewpoint that the Federal Reserve would potentially pause its rate hike cycle and could cut rates in 2024.

During the period, two of the Fund’s strongest contributors during the period were preferred securities of SCE Trust III, Series H (“SCE H”) and NuStar Energy LP (“NS”). Over the period SCE H continued to benefit from California’s investment in cleaner forms of energy, led by California’s economy-wide electrification goals. NuStar Energy is one of the largest independent liquids terminal and pipeline operators in the United States. NuStar continued to optimize their business expenses and benefited from refined product demand.

SCE H preferred stock benefited as its dividend rate appears that it will likely expand after its scheduled fixed-to-floating conversion in March of 2024. At that point, these preferred shares will also become callable at $25.00 per share. NS redeemed the Series D preferred units (NS PRB) in September 2023, which resulted in Fitch Ratings providing NS an upgraded credit rating by one notch to ‘BB’ and S&P Global upgrading the outlook for NS from ‘stable’ to ‘positive’. During the period, SCE H and NS PRB were up 36.47% and 32.32%, respectively.

Two of the Fund’s weaker contributors during the period were preferred securities of Telephone and Data Systems Inc (“Telephone”) and Global Net Lease, Inc. (“Global”). Telephone is a Fortune 1000 company that provides wireless products and services; cable and wireline broadband, TV and voice services; and hosted and managed services to approximately 6 million customers in the United States. Global is a publicly traded real estate investment trust focused on acquiring a global portfolio of commercial properties, with an emphasis on sale-leaseback transactions involving single tenant, mission critical income producing net-leased assets across the United States, Western and Northern Europe. Telephone’s TDS V, and Global’s GNL A were down, 18.78% and 14.87%, respectively.

The Fund’s portfolio composition emphasizes issuers that own long-lived assets that generate free cash flow. Overweight in REITs, Pipelines and Industrials companies positively contributed to Fund performance during the period. In addition, significant underweighting in financial companies, relative to the Fund’s benchmark, positively contributed to the Fund’s outperformance during the period.

Approximately 51% of the Fund’s total assets were floating or fixed-to-floating rate preferred stocks at fiscal year-end. This compares to about 32.8% for the benchmark index at fiscal year-end. These securities have a fixed rate coupon at issue but become a floating rate security after a specified period of time, typically five or ten years after issuance. This structure provides investors with some protection from a rising interest rate environment while offering a higher current yield than that available on securities with coupon rates that float currently. During the period, this overweighting positively contributed to Fund performance.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus InfraCap U.S. Preferred Stock ETF (continued)

Distribution Payments

In the fiscal year ended October 31, 2023, the Fund made distribution payments in the amount of $0.1625 per share in November and December of 2022, while paying monthly distribution payments in 2023 of $0.1650 per share for the remainder the fiscal year.

The Fund’s distribution policy is reviewed on an annual basis with the expectation that the announced distribution rate can be sustained for a period of 12 – 24 months. The Fund’s targeted distribution is expected to be covered by its investment company taxable income (which includes ordinary income and long and short-term capital gains less expenses). For the purpose of calculating income available for distribution, some cash payments from REITs or MLPs treated as Return of Capital for tax or GAAP purposes may be included. Expenses include an 80 basis point advisory fee, leverage costs, and other miscellaneous fees.

The Fund seeks to maintain relatively stable monthly distributions although the amount of income earned by the Fund varies from period-to-period. To achieve this objective, the Fund may distribute less than the full amount of income earned during a specific period to preserve income for distribution in future periods. Consequently, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period.

The Fund’s current 30-day SEC yield was 11.48% as of fiscal year end. The Fund’s distribution rate as of fiscal year end was 10.50%.

Use of Leverage

The Fund may use leverage as described in its prospectus. The Fund’s use of leverage positively contributed to Fund performance during the period.

The Fund’s cost of borrowing increased during the fiscal year. The Fund entered into Lending Agreements (each, an “Agreement”) with commercial banks (the “Banks”) that allow the Fund to borrow cash from the Banks. Borrowings under the Agreements are collateralized by investments in the Funds. If a Fund defaults with respect to any of its obligations under the Agreement, the Banks may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at the OBFR (Overnight Bank Funding Rate) plus an additional percentage rate on the amount borrowed. Each Agreement has an on-demand commitment term. As of October 31, 2023, the current cost is daily OBFR plus 1.10%, which resets daily.

Use of Options

As described in the prospectus, the Fund may utilize options strategies to seek to boost the amount of income available to distribute to shareholders. The primary activity is covered call writing, which is focused on a small number of common stocks and ETFs owned by the Fund. However, due to limited use of options during the fiscal year, the option activity did not impact on the Fund’s performance.

Outlook

We believe that there continue to be opportunities for active managers to select preferred stocks that are inefficiently priced. By managing: instrument type (i.e., fixed or fixed-to-floating or floating), security duration, credit considerations at the company or security level, sector allocations, corporate actions, liquidity, and concentrations, we seek to optimize the portfolio over time. We place special emphasis on maximizing the Fund’s yield-to-call and believe that avoiding issues that are callable and trading at prices above the call price will assist in achieving that result. We believe many preferred stock investors, including passive funds, may inadvertently ignore the risk of owning issues with a negative yield-to-call.

We generally focus on adding fixed-to-floating exposure to seek total return and high current income by arbitraging gaps that emerge when: (1) floating preferreds trade in-line with their fixed rate preferred parity issues, (2) fixed-to-floating preferreds are converting in the near future at higher coupon rates, and (3) management is encouraged to call these floating preferreds at par value when interest rates are high.

We expect the market’s uncertainty surrounding the duration and magnitude of rising inflation to be a continued leading theme for the forthcoming fiscal year. We have seen the divergence of performance based on credit ratings as lower-rated, higher-yielding credits have outperformed on correlation to equity markets and higher-rated, lower-yielding credits underperformed on correlation to treasury yields.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus InfraCap U.S. Preferred Stock ETF (continued)

We believe that high-yield preferred stocks will continue to trade higher under these market conditions, and we look to opportunistically add new issues to maintain an above-average yield-to-call versus the benchmark.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

Performance as of 10/31/2023

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	S&P U.S. Preferred Stock Index[1]
1 Year	9.15%	8.96%	1.60%
5 Year	3.80%	3.73%	1.26%
Since Inception[2]	3.66%	3.59%	1.24%

1The S&P U.S. Preferred Stock Index measures performance of the U.S. preferred stock market. Preferred stocks pay dividends at a specified rate and receive preference over common stocks in terms of dividend payments and liquidation of assets. The index is calculated on a total return basis with dividend reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2May 15, 2018.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Sector Focus: To the extent the Fund has significant exposure to one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus InfraCap U.S. Preferred Stock ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus LifeSci Biotech Clinical Trials ETF (BBC)

The Virtus LifeSci Biotech Clinical Trials ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the LifeSci Biotechnology Clinical Trials Index (the Index), which is composed of U.S.-listed biotechnology stocks with a lead drug in the clinical trial stage of development.

For the fiscal year ended October 31, 2023, the Fund’s total return based on market price was -30.92%. The Fund’s total return based on net asset value was -31.01%. The Index returned -31.81% during the same period.

A top contributor to the Fund’s performance for the fiscal year was Madrigal Pharmaceuticals, Inc. (“Madrigal”), which engages in the development and commercialization of innovative therapeutic candidates for the treatment of cardiovascular, metabolic, and liver diseases. Madrigal’s lead product, MGL-3196, is used for the treatment of non-alcoholic steatohepatitis and familial hypercholesterolemia.

Prometheus Biosciences was acquired by Merck during the period for $200 per share in cash, which contributed to the stock’s strong performance. The transaction was announced on April 16, 2023 and completed on June 20, 2023. The acquisition gives Merck access to therapeutics and diagnostics for inflammatory bowel diseases.

Another top performer was Structure Therapeutics, Inc. (“Structure”), a clinical stage global biopharmaceutical company. Structure is engaged in developing novel oral therapeutics to treat a wide range of chronic diseases with unmet medical needs.

Positive contributors for the 12-month period also included Immunovant, Inc. and TG Therapeutics, Inc.

A top detractor from Fund performance for the fiscal year was Fate Therapeutics, Inc. which engages in the development of programmed cellular immunotherapies for cancer and immune disorders. The company’s pipeline of products includes therapies to repair and regenerate body tissues with the help of stem cells.

Design Therapeutics, Inc. (“Design”) also underperformed during the period. Design operates as a biotechnology company that develops therapies for serious degenerative disorders. The company was created to design, develop and commercialize a novel class of small molecule therapeutic candidates (GeneTACs) that seek to directly address the underlying basis of genetic disease.

Seres Therapeutics, Inc. (“Seres”) detracted from Fund returns during the fiscal year. The company focuses on developing biological drugs, which are designed to restore health by repairing the function of a dysbiotic microbiome. Seres also conducts research on metabolic diseases.

Other top detractors for the 12 months included Amyris and PMV Pharmaceuticals, Inc. Amyris was sold during the reporting period.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2023

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	LifeSci Biotechnology Clinical Trials Index[1]	S&P 500® Index[2]
1 Year	(31.01)%	(30.92)%	(31.81)%	(10.14)%
5 Years	(7.85)%	(7.84)%	(7.68)%	11.01%
Since Inception[3]	(3.55)%	(3.54)%	(3.23)%	10.91%

1 The LifeSci Biotechnology Clinical Trials Index is designed to track the performance of U.S.-listed biotechnology stocks with a lead drug in the clinical trial stage of development, typically a Phase 1, Phase 2 or Phase 3 trial, but prior to receiving marketing approval. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2 The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

3December 16, 2014.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus LifeSci Biotech Clinical Trials ETF (continued)

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Biotechnology Industry Risk: The Fund’s assets will be concentrated in investments in the securities of issuers engaged primarily in the biotechnology industry. Companies within the biotechnology industry spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology industry is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, FDA approval. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus LifeSci Biotech Products ETF (BBP)

The Virtus LifeSci Biotech Products ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the LifeSci Biotechnology Products Index (the Index), which is composed of U.S.-listed biotechnology stocks with at least one drug therapy approved by the U.S. Food & Drug Administration (FDA) for marketing.

For the fiscal year ended October 31, 2023, the Fund’s total return based on market price was -0.14%. The Fund’s total return based on net asset value was -0.09%. The Index returned 0.78% for the same period.

Mergers & acquisitions (M&A) were a significant driver of the performance of mid- to large-cap biotechnology stocks during the fiscal year, while higher interest rates weighed on small- to mid-cap companies. A top performer for the Fund was ImmunoGen, Inc. (“ImmunoGen”), which develops anticancer therapeutics using its Targeted Antibody Payload (TAP) technology, and has expertise in monoclonal antibodies and tumor biology. ImmunoGen’s shares rose significantly after releasing top-line data from a Phase 3 confirmatory Mirasol trial of the drug, Elahere, for the treatment of ovarian cancer.

Provention Bio was acquired by Sanofi for $25 per share in a transaction that was announced on March 13, 2023, and completed on April 28, 2023. We believe the acquisition is a strategic fit for Sanofi at the intersection of the company’s growth in immune-mediated diseases and disease-modifying therapies in areas of high unmet need, along with its expertise in diabetes treatments.

Another top performer for the fiscal year was Axsome Therapeutics, Inc., which operates as a biopharmaceutical company and focuses on developing therapies for pain, neurological disorders, and other central nervous system conditions.

Other top contributors to the Fund’s performance included Bridgebio Pharma, Inc. and Reata Pharmaceuticals. Reata Pharmaceuticals was sold during the reporting period.

A detractor from Fund performance for the 12-month period was Enanta Pharmaceuticals, Inc., a biotechnology company that engages in the discovery and development of small molecule drugs for the treatment of viral infections and liver diseases.

The Fund’s position in Nektar Therapeutics was sold in the second quarter of 2023, after the company no longer met the market capitalization requirement to be included in the Index. Nektar is a research-based biopharmaceutical company that engages in discovering and developing medicines in areas of unmet medical need.

Travere Therapeutics, Inc. (“Travere”), a biopharmaceutical company, also detracted from Fund performance during the fiscal year. Travere engages in the identification, development, commercialization, and distribution of therapies to people living with rare diseases. We believe the Travere stock underperformed due to a failed Phase 3 study on kidney scarring as well as disappointing results from a late-stage trial for the company’s Filspari drug.

BioCryst Pharmaceuticals, Inc. and 2seventy bio, Inc. also detracted from performance during the fiscal year.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2023

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	LifeSci Biotechnology Products Index[1]	S&P 500® Index[2]
1 Year	(0.09)%	(0.14)%	0.78%	10.14%
5 Years	5.14%	5.13%	6.00%	11.01%
Since Inception[3]	7.46%	7.45%	8.31%	10.91%

1 The LifeSci Biotechnology Products Index is designed to track the performance of U.S.-listed biotechnology stocks with at least one drug therapy approved by the FDA for marketing. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2 The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

3December 16, 2014.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus LifeSci Biotech Products ETF (continued)

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Biotechnology Industry Risk: The Fund’s assets will be concentrated in investments in the securities of issuers engaged primarily in the biotechnology industry. Companies within the biotechnology industry spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology industry is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, FDA approval. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus Newfleet Multi-Sector Bond ETF (NFLT)

The Virtus Newfleet Multi-Sector Bond ETF (the “Fund”) seeks to provide a high level of current income and, secondarily, capital appreciation.

How did the markets perform during the Fund’s fiscal year ended October 31, 2023?

As the end of 2023 approached, economic transitions were proceeding across the globe. China was struggling with a slowing economy amid calls for more stimulus, despite having ended its strict zero-COVID policies earlier in the year. Europe, too, was wrestling with a slowing economy and inflation that remained above official targets. In the meantime, the U.S. economy proved remarkably resilient – unlike other major world economies, it defied expectations of a slowdown, leading to a growing consensus that the Federal Reserve (the Fed) might be able to pull off the often-elusive soft landing. The main risk to this scenario remained the unpredictable cumulative effect of 18 months of monetary tightening on the economy. Because monetary policy works on the economy with a lag, it presents a challenge to central bankers who are trying to return inflation to target without the associated economic pain of higher interest rates.

During the 12 months ended October 31, 2023, the Fed raised its main policy interest rate by 2.25% in its continuing fight to tame inflation. This resulted in significant progress on headline inflation readings as supply chains healed, demand shifted from goods to services, and energy prices rebalanced. Core readings of inflation, however, remained stubbornly above targets at the end of the period. That said, market expectations held that most major global central banks were approaching the end of their interest rate increases. We believe evidence of this could be found in the Fed’s most recent summary of economic projections, which indicated one more rate increase. The Bank of England (BOE) paused its rate hikes during the period, while the European Central Bank (ECB) signaled a pause. However, market expectations of a quick reversal of tighter policy moderated, and the higher-for-longer narrative was taking hold by the end of the fiscal year. The Fed tamped down expectations of rapid rate cuts in 2024 and 2025, and the ECB and BOE remained committed to the inflation fight, which could lead to their rates staying elevated for longer as well. As the fiscal year came to an end, it was clear that there was still work to be done on the inflation front.

Despite the volatility during the fiscal year, financial market performance was resilient, with most risk assets outperforming U.S. Treasuries. The U.S. Treasury yield curve shifted higher during the period and remained inverted as of October 31, 2023. The 2-year Treasury yield increased 0.60%, the 5-year Treasury yield increased by 0.62%, the 10-year Treasury yield increased by 0.88%, and the 30-year Treasury yield moved 0.93% higher.

What factors affected the Fund’s performance during its fiscal year?

For the fiscal year ended October 31, 2023, the Fund’s total return based on market price was 4.70%. The Fund’s total return based on net asset value was 4.56%. For the same period, the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 0.36%.

The Fund outperformed its benchmark for the fiscal year. The Fund’s underweight to U.S. Treasuries contributed to relative performance during the period. Allocation and positioning within corporate high yield had a positive impact on performance for the 12-month period. The allocations to emerging markets high yield and high yield bank loans, as well as issue selection within investment grade corporate bonds, also contributed to relative performance.

The Fund’s duration, or sensitivity to changes in interest rates, and yield curve positioning within U.S. Treasuries detracted from performance. The overweight to asset-backed securities detracted during the period, however selection within the sector was positive. Selection within emerging markets securities and high yield bank loans also had a negative impact on absolute performance during the period.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus Newfleet Multi-Sector Bond ETF (continued)

Performance as of 10/31/2023

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Bloomberg U.S. Aggregate Bond Index[1]
1 Year	4.56%	4.70%	0.36%
5 Years	1.90%	1.96%	(0.06)%
Since Inception[2]	2.52%	2.54%	0.43%

1The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2August 10, 2015.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus Newfleet Multi-Sector Bond ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus Private Credit Strategy ETF (VPC)

The Virtus Private Credit Strategy ETF (the “Fund”) strives to deliver an alternative source of yield to traditional fixed income by focusing on the private credit market, particularly companies involved in lending to non-investment grade, small- to mid-sized U.S. companies.

The Fund seeks to track the investment results that correspond, before fees and expenses, of the Indxx Private Credit Index (the Index), which provides passive exposure to U.S.-listed instruments that emphasize private credit, including business development companies (BDCs) and closed-end funds (CEFs).

For the fiscal year ended October 31, 2023, the Fund’s total return based on market price was 11.38%. The Fund’s total return based on net asset value was 11.22%. The Index returned 11.95% for the same period.

One of the top contributors to Fund performance for the 12-month period was Nuveen Credit Strategies Income Fund (JQC), a closed-end management investment fund. The Fund invests in adjustable-rate loans, primarily secured senior loans and other debt instruments. JQC’s primary investment objective is high current income, and its secondary objective is total return.

Another top holding was New Mountain Finance Corp. (“New Mountain”), a traded BDC that invests in upper middle-market companies located in the U.S. New Mountain targets companies operating in the health care, software, and business services sectors. New Mountain’s portfolio is made up of senior secured first-lien and second-lien term loans and subordinated debt.

BlackRock Floating Rate Income Trust (BGT) also made a positive contribution to Fund performance. The investment objective of BGT is to provide a high level of current income. Its secondary objective is to seek the preservation of capital to the extent consistent with its primary objective.

Top detractors from Fund performance included BlackRock Income Trust, Inc. (BKT), a closed-end investment fund. Its investment objective is to provide total return through a combination of current income and capital appreciation. BKT seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. At least 80% of BKT’s assets are invested in securities that are issued or guaranteed by the U.S. government or one of its agencies or instrumentalities.

TriplePoint Venture Growth BDC Corp. (TPVG) also detracted from returns. TPVG is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. TPVG is focused on technology, life sciences, and other high growth industries backed by leading venture capital investors with established track records.

Another leading detractor was Prospect Capital Corp., an externally managed business development company that primarily provides senior debt and equity investments to companies operating in the lower middle market. The firm provides debt and equity financing for buyout, growth, development, and recapitalization. It acts as a co-investor and takes a controlling interest in the companies in its portfolio.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2023

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx Private Credit Index[1]
1 Year	11.22%	11.38%	11.95%
Since Inception[2]	5.48%	5.48%	6.25%

1 The Indxx Private Credit Index is an index of listed business development companies (“BDCs”) and closed end funds (“CEFs”) with a private credit focus. The Index is designed to serve as a broad-based benchmark for long-only investments in private credit. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2February 7, 2019.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus Private Credit Strategy ETF (continued)

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Private Credit Funds: Private credit funds that invest in closed-end funds and business development companies bear the risk of these underlying assets, including liquidity, industry, currency, valuation and credit risks.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Fund of Funds: Because the Fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Closed-End Funds: Closed-end funds may trade at a discount from their net asset values, which may affect whether the fund will realize gains or losses. They may also employ leverage, which may increase volatility.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus Private Credit Strategy ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus Real Asset Income ETF (VRAI)

The Virtus Real Asset Income ETF (the “Fund”) aims to provide passive exposure to high income-producing real asset securities. The Fund seeks to track the investment results, before fees and expenses, of the Indxx Real Asset Income Index (the Index), which is composed of U.S.-listed securities with a history of dividend growth across three real asset categories:

•real estate, including real estate development and real estate investment trusts (REITs);

•natural resources, including oil, coal, precious metals, steel, agricultural commodities, and forest products; and

•infrastructure, including electric utilities, telecommunications, transportation, and master limited partnerships (MLPs).

For the fiscal year ended October 31, 2023, the Fund’s total return based on market price was -2.32%. The Fund’s total return based on net asset value was -2.15%. The Index returned -2.25% during the same period.

The top contributors to Fund performance for the fiscal year included integrated energy companies, gold miners, and producers of base metals. One of the leading performers was DRDGOLD Ltd. (“DRD”), which engages in the business of retreatment of surface gold. DRD’s assets include underground mines and surface retreatment operation and exploration activities in South Africa.

Gold Fields Ltd. (“Gold Fields”), a gold mining company, also made a positive contribution to Fund returns. The company engages in the production of gold and the operation of mines. Its operating mines are located in Australia, Ghana, Peru, and South Africa. Gold Fields’ annual production is approximately 2.0 million gold equivalent ounces.

Petroleo Brasileiro SA (“Petrobras”) also contributed positively to Fund performance. The Brazil corporation operates in an integrated and specialized manner in the oil, natural gas, and energy industry. Petrobras has expertise in exploration and production due to decades of development in the Brazilian basins, especially in deep and ultra-deep waters. Petrobras operates oil tankers, distribution pipelines, marine, river and lake terminals, thermal power plants, fertilizer plants, and petrochemical units.

The largest detractors from Fund performance for the 12-month period were stocks involved in real estate, communication services, and utilities. Lumen Technologies, Inc. (formerly CenturyLink), an investment holding company, was a top detractor. The company engages in the provision of integrated communications to residential and business customers.

NextEra Energy Partners LP, a growth-oriented limited partnership formed by NextEra Energy, also detracted from Fund performance. NextEra Energy Partners acquires, manages, and owns contracted clean energy projects with stable, long-term cash flows.

Another top detractor was Medical Properties Trust, Inc., a self-advised real estate investment trust that engages in the investment, acquisition, and development of net-leased health care facilities.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2023

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx Real Asset Income Index[1]
1 Year	(2.15)%	(2.32)%	(2.25)%
Since Inception[2]	1.12%	1.06%	1.62%

1 The Indxx Real Asset Income Index tracks the performance of US-listed securities in the Real Asset space (Real Estate, Natural Resources and Infrastructure) emphasizing dividend growth. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2February 7, 2019.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus Real Asset Income ETF (continued)

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Equity REITs: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Natural Resources: A fund that focuses its investments in natural resources companies will be more sensitive to conditions affecting their business or operations.

Infrastructure: A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus WMC International Dividend ETF (VWID)

The Virtus WMC International Dividend ETF (the “Fund”) is an actively managed ETF designed to generate a higher dividend yield than is generally provided by equity markets in developed ex-U.S. countries, as measured by the MSCI World ex USA Index, over a full market cycle within a framework that attempts to manage portfolio risk. It targets a below market beta relative to core equities. Securities that end up in the portfolio are selected because their high yield characteristics help meet the Fund’s income objective or their ability to help diversify risks in the portfolio. The names that help diversify risk in the portfolio are often names that 1) are members of the core index but not the high yield benchmark and 2) exhibit characteristics that high yielding stocks in aggregate tend to lack, such as growth.

During the period, the high yielding non-US equities, as measured by the MSCI World ex USA High Dividend Yield Index, posted positive absolute returns and outperformed core equities (as measured by MSCI World ex USA Index, respectively). Certain higher yielding and deeper value stocks, which generally make up a larger portion of the equity income universe, outperformed core indexes during the period. Meanwhile, higher growth stocks including technology companies, which are often underrepresented in the equity income universe as these companies tend to not pay dividends, lagged core equity indexes. This backdrop resulted in the strong relative outperformance of dividend paying stocks relative to core equities during the period.

During the period presented, the Fund’s NAV rose by +17.67%, underperforming its benchmark, the MSCI World ex USA High Dividend Yield Index (Net), which rose by +18.67%.

Sector allocation, which is a fallout of our portfolio construction process as we look to provide above market yield over time through a broadly diversified portfolio, detracted from relative results during the period. Our overweight exposures to the information technology and communication services sectors and an underweight exposure to the consumer discretionary sector detracted from relative results during the period. This was partially offset by stronger relative results from our underweight exposure to the consumer staples sector and an overweight exposure to the industrials sector.

Security selection detracted from relative results during the period. Our out-of-benchmark positions in Trend Micro, Inc. (information technology) and Algonquin Power & Utilities Corp. (utilities) and an overweight position in British American Tobacco PLC (consumer staples) were the three largest relative detractors over the period. Our underweight position in Anglo American (materials) and our overweight positions in Stellantis NV (consumer discretionary) and Aker BP ASA (energy) were the largest relative contributors during the period. Anglo American was sold during the reporting period.

From a regional perspective, exposures in North America, United Kingdom and Developed Asia Pacific ex Japan detracted from relative results. This was partially offset by exposures in Developed Europe ex UK and the Middle East, which contributed to relative performance.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2023

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	MSCI World Ex USA High Dividend Yield Index (net)[1]
1 Year	17.67%	17.76%	18.67%
5 Year	5.98%	6.03%	5.36%
Since Inception[2]	4.96%	5.03%	3.11%

1The MSCI World Ex USA High Dividend Yield Index (net) is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 48 Developed Markets (DM) and Emerging Market (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The index is calculated on a total return basis with net dividends reinvested; it is unmanaged; its returns do not reflect any fees, expenses or sales charges; and it is not available for direct investment.

2October 10, 2017.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

Virtus WMC International Dividend ETF (continued)

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the Cboe BZX Exchange, Inc. (“Cboe”), ordinarily 4:00 p.m. Eastern time, on each day during which the Cboe is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Dividend Paying Securities: Issuers that have paid regular dividends or distributions may not continue to do so in the future and can fall out of favor with the market, which may cause the portfolio to underperform. Securities with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these securities may fall.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Geographic Concentration: Events negatively affecting the fiscal stability of a state, country, or region will cause the value of the Fund’s shares to decrease. Because the Fund concentrates its assets in a state, country, or region, the Fund is more vulnerable to those areas’ financial, economic, or other political developments.

Equity REITs: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

InfraCap MLP ETF (AMZA)

Management’s Discussion of Operations

Overview

InfraCap MLP ETF (the “Fund”) is an actively-managed portfolio of midstream energy master limited partnerships (“MLPs”) and related general partners. The Fund may utilize options strategies and leverage to enhance income and total return.

The Fund focuses on the midstream MLP sector because most of these companies have a long-term history of relatively stable and growing cash distributions. These companies are typically involved in the production, gathering, transportation, storage, and processing of oil, natural gas, natural gas liquids, and refined products.

Market Update

In the fiscal year ended October 31, 2023, the Fund’s total return based on market price was 12.34%. The Fund’s benchmark index, the Alerian MLP Infrastructure Index, returned 15.67% during same period, while the S&P 500 Index returned 10.14%.

Fiscal year 2023 was supportive for midstream companies. Energy prices remained elevated over the period, and WTI Crude Oil prices were $80.44 as of October 31, 2023. The return to normal business activity and OPEC+ agreements constraining supply drove oil prices higher and supported MLP stock prices as there is a long-term need for North American oil and gas. Midstream companies benefited from the defensive nature of their business model with fee based contracts and added protections like minimum volume commitments. Many midstream companies have diversified customer bases or significant exposure to investment grade counterparties. During the earnings periods, many management teams remained conservative, continuing to protect their balance sheets with cost saving initiatives and deferring capital spending. Midstream companies took steps to strengthen their financial flexibility, including streamlined maintenance capital costs and operating expenses. Cash flows remained stable during the fiscal year, with some MLPs pursuing shareholder friendly actions such as buy-backs, increased distributions or special distributions.

Over the past few years, midstream companies successfully transitioned to having positive free cash flow, sustainable dividends, and reasonable leverage levels. Earnings, which historically were low in the MLP space, are now substantially positive and companies trade at reasonable price to earnings ratios of less than 12x. Additionally, debt to EBITDA, a measure for leverage, has fallen from an average of 4.5x to 3.6x. We believe these developments could generate durable earnings and consistent distributions in the midstream energy space.

During the period, two of the Fund’s stronger performing issuers were Plains All American Pipeline LP (“Plains”) and NuStar Energy LP (“NuStar”). Plains is a publicly traded master limited partnership that owns and operates midstream energy infrastructure and provides logistics services for crude oil, natural gas liquids and natural gas. Plains owns an extensive network of pipeline transportation, terminalling, storage and gathering assets in key crude oil and NGL producing basins and transportation corridors and at major market hubs in the United States and Canada. NuStar is a publicly traded master limited partnership. The company is one of the largest independent liquids terminal and pipeline operators in the United States. During the period, and Plains and NuStar were up 36.78% and 17.06%, respectively.

Two of the weaker performing positions during the period were New Fortress Energy Inc. (“Fortress”) and Kinder Morgan Inc. (“Kinder”). Kinder Morgan is one of the largest energy infrastructure companies in North America. Kinder has interest in or operates approximately 82,000 miles of pipelines and 140 terminals. The pipelines transport natural gas, gasoline, crude oil, carbon dioxide (CO2) and other products. The terminals store and handle renewable fuels, petroleum products, chemicals, vegetable oils and other products. Fortress is a global natural gas supply and infrastructure company with a mission to provide capital, expertise and vision to address this problem while also making positive and meaningful impacts on communities and the environment. Fortress has a focus on becoming one of the world’s leading producers of carbon-free energy (specifically through low-cost green hydrogen). During the period, Fortress and Kinder were down 39.69% and 4.60%, respectively.

During the period, despite elevated commodity prices, U.S. producers maintained capital discipline and kept their production outlook largely unchanged.

Distribution Payments

In the fiscal year ended October 31, 2023, the Fund made distribution payments in the amount of $0.22 per share in November and December of 2022, while paying monthly distribution payments in 2023 of $0.24 per share for the remainder the fiscal year.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

InfraCap MLP ETF (continued)

While the Fund plans to continue paying monthly distribution, distribution are not guaranteed. The Fund seeks to maintain relatively stable monthly distributions although the amount of income earned by the Fund varies from period-to-period. To achieve this objective, the Fund may distribute less than the full amount of income earned during a specific period, preserving income for distribution in future periods. Consequently, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period.

Use of Leverage

The Fund may use leverage as described in its prospectus. The application of leverage positively contributed to Fund performance during the period. The Fund’s cost of borrowing increased during the fiscal year. The Fund entered into Lending Agreements (each, an “Agreement”) with certain commercial banks (the “Banks”) that allow the Fund to borrow cash from the Banks. Borrowings under the Agreements are collateralized by investments in the Fund. If the Fund defaults with respect to any of its obligations under the Agreements, the Banks may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at the OBFR (Overnight Bank Funding Rate) plus an additional percentage rate on the amount borrowed. Each Agreement has an on-demand commitment term. As of October 31, 2023, the current cost is daily OBFR plus 1.10%, which resets daily. The yield on the Fund’s benchmark index, the Alerian MLP Infrastructure Index, was 7.50% on September 29, 2023.

Use of Options

The Fund seeks to generate additional income for distribution to investors by writing call and put options. The primary activity is writing “covered” call options on positions held by the Fund. However, due to high volatility within the asset class at times during the period, market conditions for covered call options were unfavorable to Fund performance for parts of the fiscal year and as a result, the Fund’s manager reduced the frequency of this activity.

During the fiscal year, the Fund’s emphasis was on writing short-duration covered call options, and the average maturity of the option portfolio was less than 30 days. The Fund’s manager used these option strategies to seek to maximize the capture of premium decay and manage short term risks.

We believe consolidation within the MLP sector enhanced the liquidity in the single-stock options market as larger MLPs typically have more liquid markets for issued options.

Outlook

Midstream MLP companies generally have stable business, however, large fluctuations in commodity prices (as witnessed during the Covid-19 pandemic) can have material impacts on their free cash flows. Nonetheless, fee-based contracts utilized in the midstream MLP sector have helped companies protect their cash flow generation. We will continue to monitor rising or falling commodity prices, OPEC+ induced supply shocks, and macroeconomic factors related to infrastructure spending and Federal Reserve policy. Further, we expect US producers to remain disciplined and OPEC+ to slowly increase its output.

Based on our crude supply models, we still believe there is a structural deficit due to lower PMI data from China and weaker U.S. demand. We still expect general upward price pressure due to OPEC supply cuts and we believe that U.S. producers will not disrupt the cartel by increasing production. A new consideration for the next 12 months is the ongoing conflict between Israel and Hamas. While this is not our base case, there are increased risks to the production and distribution of crude oil and natural gas. Companies with pipeline and storage facilities with connectivity to export facilities for NGLs, refined products, and crude will benefit as the U.S. transitions to more exports. In our view, companies with integrated footprints spanning from producing regions to exporting facilities are best positioned with a natural hedge against these upstream and downstream fluctuations. Importantly, many midstream companies implemented measures during previous quarters to protect their balance sheets with cost saving initiatives and cancellations of growth and capital spending. In 2024, we expect midstream companies to continue transitioning to share buybacks and modest distribution growth.

We continue to believe that there will be significant asset sales and acquisitions of entire companies over the next year as private equity firms and strategic acquirers take advantage of consolidations in midstream assets. We continue to be positioned to take advantage of M&A activity that we believe may occur in the near future. In addition, we believe proposed increases in corporate taxes will decrease the advantages of MLP C-Corp conversions.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

InfraCap MLP ETF (continued)

The Fund also maintains positions in large capitalization integrated pipelines and storage companies with stronger contractual protection and visible market demand. We believe these companies are less vulnerable during heightened periods of price volatility and are best suited to take advantage of opportunities that exist in the current market environment.

We expect upward price pressure on commodities and $80-100 oil prices in 2024 due to OPEC supply cuts founded on a belief that disciplined U.S. producers will not disrupt the cartel by increasing production. A key focus in 2023 has been the current energy crisis impacting much of Europe. We believe companies with pipeline and storage facilities with connectivity to export facilities for NGLs, refined products, and crude will continue to benefit as global demand increases. Companies with integrated footprints spanning from producing regions to exporting facilities are advantageously positioned with a natural hedge against these upstream and downstream fluctuations.

We believe many management teams of midstream companies continue to maintain disciplined and conservative efforts to protect their balance sheet with cost saving initiatives and cancellations of growth and capital spending. Over the fiscal period, we have seen midstream companies pursue shareholder friendly corporate actions, including share buybacks and dividend increases. We believe these shareholder friendly activities will continue in 2024 as energy prices remain elevated.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

Performance as of 10/31/2023

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Alerian MLP Infrastructure Index[1]	S&P 500® Index[2]
1 Year	12.91%	12.34%	15.67%	10.14%
5 Years	0.94%	0.79%	8.14%	11.01%
Since Inception[3]	(6.50)%	(6.55)%	(0.44)%	10.87%

1 The Alerian MLP Infrastructure Index is a composite of energy infrastructure Master Limited Partnerships (MLPs), whose constituents earn the majority of their cash flow from the transportation, storage, and processing of energy commodities. The index is calculated using a float-adjusted, capitalization-weighted methodology on a total-return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2 The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

3October 1, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2023

InfraCap MLP ETF (continued)

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Interest Rate Risk: As yield-based investments, MLPs carry interest rate risk and may underperform in rising interest rate environments. Additionally, when investors have heightened fears about the economy, the risk spread between MLPs and competing investment options can widen, which may have an adverse effect on the stock price of MLPs. Rising interest rates may increase the potential cost of MLPs financing projects or cost of operations, and may affect the demand for MLP investments, either of which may result in lower performance by or distributions from the Fund’s MLP investments.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Short Sales: The Fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Portfolio Composition (unaudited)

October 31, 2023

Asset Allocation as of 10/31/2023 (based on net assets)

InfraCap REIT Preferred ETF
Real Estate	68.4%
Financials	30.2%
Other Assets in Excess of Liabilities	1.4%
Total	100.0%

Virtus InfraCap U.S. Preferred Stock ETF
Financials	40.1%*
Real Estate	33.7%*
Energy	16.9%
Industrials	14.4%
Utilities	12.3%
Communication Services	6.7%
Consumer Discretionary	1.9%
Health Care	0.1%
Liabilities in Excess of Other Assets	(26.1)%
Total	100.0%

Virtus LifeSci Biotech Clinical Trials ETF
Health Care	96.5%
Money Market Fund	8.1%
Liabilities in Excess of Other Assets	(4.6)%
Total	100.0%

Virtus LifeSci Biotech Products ETF
Health Care	99.2%
Other Assets in Excess of Liabilities	0.8%
Total	100.0%

*Amounts represent investments in particular sectors. No industry within these sectors represented more than 25% of the Fund’s total assets at the time of investment.

Portfolio Composition (unaudited) (continued)

October 31, 2023

Virtus Newfleet Multi-Sector Bond ETF
Corporate Bonds	34.4%
Foreign Bonds	18.8%
Term Loans	13.2%
Mortgage Backed Securities	12.9%
U.S. Government Securities	8.7%
Asset Backed Securities	7.8%
Municipal Bonds	0.2%
Common Stock	0.0%*
Money Market Fund	2.1%
Other Assets in Excess of Liabilities	1.9%
Total	100.0%

Virtus Private Credit Strategy ETF
Financials	58.4%
Closed-End Funds	38.6%
Money Market Fund	9.7%
Liabilities in Excess of Other Assets	(6.7)%
Total	100.0%

Virtus Real Asset Income ETF
Real Estate	30.6%
Energy	23.3%
Materials	18.7%
Utilities	15.0%
Communication Services	6.7%
Consumer Staples	2.2%
Money Market Fund	5.7%
Liabilities in Excess of Other Assets	(2.2)%
Total	100.0%

*Amount rounds to less than 0.05%.

Portfolio Composition (unaudited) (continued)

October 31, 2023

Asset Allocation as of 10/31/2023 (based on net assets)

Virtus WMC International Dividend ETF
Financials	25.8%
Energy	10.5%
Industrials	10.3%
Consumer Staples	10.1%
Communication Services	8.8%
Materials	8.1%
Utilities	7.7%
Health Care	7.3%
Consumer Discretionary	5.9%
Information Technology	2.9%
Real Estate	1.7%
Other Assets in Excess of Liabilities	0.9%
Total	100.0%

InfraCap MLP ETF
Energy	133.0%
Written Options	(0.2)%
Liabilities in Excess of Other Assets	(32.8)%
Total	100.0%

Shareholder Expense Examples (unaudited)

October 31, 2023

We believe it is important for you to understand the impact of costs on your investment. All funds have operating expenses. As a shareholder of the InfraCap REIT Preferred ETF, Virtus InfraCap U .S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus WMC International Dividend ETF and InfraCap MLP ETF (each, a “Fund”) you may incur two types of costs: (1) transaction costs, which include brokerage commissions that you pay when purchasing or selling shares of a Fund; and (2) ongoing costs, which include advisory fees and other fund expenses, if any . The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (May 1, 2023 to October 31, 2023).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05/01/23	Ending Account Value 10/31/23	Annualized Expense Ratios(2)	Expenses Paid During the Period(3)
InfraCap REIT Preferred ETF
Actual	$1,000.00	$988.80	0.45%	$2.26
Hypothetical(1)	$1,000.00	$1,022.94	0.45%	$2.29
Virtus InfraCap U.S. Preferred Stock ETF
Actual	$1,000.00	$1,012.00	0.80%	$4.06
Hypothetical(1)	$1,000.00	$1,021.17	0.80%	$4.08
Virtus LifeSci Biotech Clinical Trials ETF
Actual	$1,000.00	$775.60	0.79%	$3.54
Hypothetical(1)	$1,000.00	$1,021.22	0.79%	$4.02
Virtus LifeSci Biotech Products ETF
Actual	$1,000.00	$907.40	0.79%	$3.80
Hypothetical(1)	$1,000.00	$1,021.22	0.79%	$4.02
Virtus Newfleet Multi-Sector Bond ETF
Actual	$1,000.00	$980.10	0.49%	$2.45
Hypothetical(1)	$1,000.00	$1,022.74	0.49%	$2.50
Virtus Private Credit Strategy ETF
Actual	$1,000.00	$1,050.60	0.75%	$3.88
Hypothetical(1)	$1,000.00	$1,021.42	0.75%	$3.82
Virtus Real Asset Income ETF
Actual	$1,000.00	$919.80	0.55%	$2.66
Hypothetical(1)	$1,000.00	$1,022.43	0.55%	$2.80
Virtus WMC International Dividend ETF
Actual	$1,000.00	$953.70	0.49%	$2.41
Hypothetical(1)	$1,000.00	$1,022.74	0.49%	$2.50
InfraCap MLP ETF
Actual	$1,000.00	$1,116.10	0.95%	$5.07
Hypothetical(1)	$1,000.00	$1,020.42	0.95%	$4.84

1Assuming 5% return before expenses.

2Annualized expense ratios reflect expenses net of waived fees or reimbursed expenses, if applicable.

3Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

Schedule of Investments — InfraCap REIT Preferred ETF

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS — 98.6%

Financials — 30.2%
ACRES Commercial Realty Corp., Series C, 8.63%	10,914	$243,491
AG Mortgage Investment Trust, Inc., Series B, 8.00%	3,497	57,176
AG Mortgage Investment Trust, Inc., Series C, 8.00%	6,287	118,573
AGNC Investment Corp., Series D, 6.88%	21,354	448,007
AGNC Investment Corp., Series E, 6.50%	36,267	772,124
AGNC Investment Corp., Series F, 6.13%	52,614	1,051,754
AGNC Investment Corp., Series G, 7.75%	12,936	262,989
Annaly Capital Management, Inc., Series F, 10.65%	2,963	71,823
Annaly Capital Management, Inc., Series G, 9.83%	38,157	883,716
Annaly Capital Management, Inc., Series I, 6.75%	39,576	914,601
Arbor Realty Trust, Inc., Series D, 6.38%	20,907	335,557
Arbor Realty Trust, Inc., Series E, 6.25%	12,625	203,515
Arbor Realty Trust, Inc., Series F, 6.25%	25,383	443,441
ARMOUR Residential REIT, Inc., Series C, 7.00%	15,419	285,097
Chimera Investment Corp., Series A, 8.00%	13,459	243,742
Chimera Investment Corp., Series B, 8.00%	29,544	623,083
Chimera Investment Corp., Series C, 7.75%	23,411	403,137
Chimera Investment Corp., Series D, 8.00%	18,372	370,931
Dynex Capital, Inc., Series C, 6.90%	9,790	215,576
Ellington Financial, Inc., 6.75%	10,848	242,561
Ellington Financial, Inc., Series C, 8.63%	9,192	204,522
Franklin BSP Realty Trust, Inc., Series E, 7.50%	23,483	437,019
Granite Point Mortgage Trust, Inc., Series A, 7.00%	17,677	284,423
Inpoint Commercial Real Estate Income, Inc., Series A, 6.75%	6,999	134,521
Invesco Mortgage Capital, Inc., Series B, 7.75%	10,371	216,235
Invesco Mortgage Capital, Inc., Series C, 7.50%	17,761	328,934
KKR Real Estate Finance Trust, Inc., Series A, 6.50%	29,535	481,420
MFA Financial, Inc., Series B, 7.50%	18,179	317,042
MFA Financial, Inc., Series C, 6.50%	25,307	464,890
New York Mortgage Trust, Inc., Series D, 8.00%	14,353	275,578
New York Mortgage Trust, Inc., Series E, 7.88%	17,319	367,509
PennyMac Mortgage Investment Trust, Series A, 8.13%	10,453	220,036
PennyMac Mortgage Investment Trust, Series B, 8.00%	17,733	367,073
PennyMac Mortgage Investment Trust, Series C, 6.75%	22,735	373,081
Ready Capital Corp., 5.75%	18,521	438,022
Ready Capital Corp., Series E, 6.50%	10,453	181,569
Rithm Capital Corp., Series A, 7.50%	14,111	318,767
Rithm Capital Corp., Series B, 7.13%	25,365	561,835
Rithm Capital Corp., Series C, 6.38%	36,436	706,130
Rithm Capital Corp., Series D, 7.00%	42,238	843,915
TPG RE Finance Trust, Inc., Series C, 6.25%	18,752	261,403
Two Harbors Investment Corp., Series A, 8.13%	11,439	224,891
Two Harbors Investment Corp., Series B, 7.63%	23,949	452,636
Two Harbors Investment Corp., Series C, 7.25%	22,413	437,054
Total Financials		17,089,399

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Real Estate — 68.4%
Agree Realty Corp., Series A, 4.25%	38,122	$613,002
American Homes 4 Rent, Series G, 5.88%	13,362	285,145
American Homes 4 Rent, Series H, 6.25%	24,979	558,530
Armada Hoffler Properties, Inc., Series A, 6.75%	17,686	357,080
Chatham Lodging Trust, Series A, 6.63%	15,468	307,968
City Office REIT, Inc., Series A, 6.63%	14,719	213,426
DiamondRock Hospitality Co., 8.25%	21,738	553,884
Digital Realty Trust, Inc., Series J, 5.25%	43,690	844,965
Digital Realty Trust, Inc., Series K, 5.85%	45,089	982,038
Digital Realty Trust, Inc., Series L, 5.20%	72,566	1,413,586
DigitalBridge Group, Inc., Series H, 7.13%	45,977	988,506
DigitalBridge Group, Inc., Series I, 7.15%	70,780	1,487,088
DigitalBridge Group, Inc., Series J, 7.13%	63,609	1,326,884
Diversified Healthcare Trust, 5.63%	77,023	1,058,296
Diversified Healthcare Trust, 6.25%	54,872	813,203
EPR Properties, Series G, 5.75%	32,758	590,627
Federal Realty Investment Trust, Series C, 5.00%	32,672	650,173
Gladstone Commercial Corp., Series E, 6.63%	28,203	549,112
Gladstone Land Corp., Series B, 6.00%	21,293	361,129
Global Medical REIT, Inc., Series A, 7.50%	12,273	291,238
Global Net Lease, Inc., Series A, 7.25%	37,440	642,470
Global Net Lease, Inc., Series B, 6.88%	25,425	400,952
Global Net Lease, Inc., Series D, 7.50%	43,169	733,873
Global Net Lease, Inc., Series E, 7.38%	10,783	174,900
Hersha Hospitality Trust, Series D, 6.50%	42,342	1,052,199
Hersha Hospitality Trust, Series E, 6.50%	21,735	540,115
Hudson Pacific Properties, Inc., Series C, 4.75%	93,529	985,796
Kimco Realty Corp., Series L, 5.13%	48,419	929,645
Kimco Realty Corp., Series M, 5.25%	56,994	1,140,450
National Storage Affiliates Trust, Series A, 6.00%	46,381	969,827
Office Properties Income Trust, 6.38%	34,649	480,928
Pebblebrook Hotel Trust, Series E, 6.38%	7,555	138,257
Pebblebrook Hotel Trust, Series F, 6.30%	33,514	610,625
Pebblebrook Hotel Trust, Series G, 6.38%	49,810	879,645
Pebblebrook Hotel Trust, Series H, 5.70%	50,586	813,929
Public Storage, Series F, 5.15%	21,895	462,203
Public Storage, Series G, 5.05%	23,319	498,560
Public Storage, Series H, 5.60%	22,101	490,421
Public Storage, Series I, 4.88%	24,643	484,481
Public Storage, Series J, 4.70%	20,644	380,056
Public Storage, Series K, 4.75%	18,352	342,999
Public Storage, Series L, 4.63%	43,531	805,324
Public Storage, Series N, 3.88%	22,540	343,735
Public Storage, Series O, 3.90%	13,563	209,548
Public Storage, Series P, 4.00%	45,714	721,824
Public Storage, Series Q, 3.95%	12,016	185,647
Public Storage, Series R, 4.00%	32,986	520,189
Saul Centers, Inc., Series E, 6.00%	8,991	182,517
SITE Centers Corp., Series A, 6.38%	36,351	723,021
SL Green Realty Corp., Series I, 6.50%	47,779	806,032

Schedule of Investments — InfraCap REIT Preferred ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Real Estate (continued)
Spirit Realty Capital, Inc., Series A, 6.00%	37,676	$ 836,030
Summit Hotel Properties, Inc., Series E, 6.25%	35,035	630,630
Sunstone Hotel Investors, Inc., Series H, 6.13%	24,778	512,161
Sunstone Hotel Investors, Inc., Series I, 5.70%	7,035	137,605
UMH Properties, Inc., Series D, 6.38%	52,251	1,063,308
Vornado Realty Trust, Series L, 5.40%	65,548	931,437
Vornado Realty Trust, Series M, 5.25%	69,959	979,426

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Real Estate (continued)
Vornado Realty Trust, Series N, 5.25%	65,711	$ 933,096
Vornado Realty Trust, Series O, 4.45%	66,020	787,619
Total Real Estate		38,707,360

TOTAL INVESTMENTS — 98.6%
(Cost $68,056,854)		55,796,759
Other Assets in Excess of Liabilities — 1.4%		767,396
Net Assets — 100.0%		$56,564,155

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Preferred Stocks	$55,796,759	$—	$—	$55,796,759
Total	$55,796,759	$—	$—	$55,796,759

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS — 126.1%

Communication Services — 6.7%
AT&T, Inc., Series C, 4.75%	25,090	$434,057
Liberty Broadband Corp., Series A, 7.00%(1)	47,957	1,039,708
Qwest Corp., 6.50%(1)	85,238	1,030,527
Qwest Corp., 6.75%(1)	47,292	592,096
Telephone and Data Systems, Inc., Series UU, 6.63%(1)	387,813	5,720,242
Telephone and Data Systems, Inc., Series VV, 6.00%(1)	805,223	10,347,116
United States Cellular Corp., 5.50%(1)	1,028,590	15,154,166
United States Cellular Corp., 6.25%(1)	389,404	6,425,166
Total Communication Services		40,743,078

Consumer Discretionary — 1.9%
Ford Motor Co., 6.00%(1)	528,080	11,089,680
Ford Motor Co., 6.20%(1)	27,478	589,678
Ford Motor Co., 6.50%(1)	8,032	168,029
Total Consumer Discretionary		11,847,387

Energy — 16.9%
Brookfield Infrastructure Finance ULC, 5.00% (Canada)	10,713	163,802
Crestwood Equity Partners LP, Series *, 9.25%(1)	3,299,770	31,809,783
Energy Transfer LP, Series D, 10.36%(1)	48,237	1,208,819
Energy Transfer LP, Series E, 7.60%(1)	101,263	2,503,221
GasLog Partners LP, Series A, 8.63% (Greece)(1)	412,160	8,638,874
GasLog Partners LP, Series B, 11.51% (Greece)(1)	101,923	2,481,825
Golar LNG Partners LP, Series A, 8.75% (United Kingdom)(1)	47,750	561,062
NuStar Energy LP, Series A, 12.44%(1)	857,197	21,832,808
NuStar Energy LP, Series B, 11.31%(1)	951,932	23,893,493
NuStar Energy LP, Series C, 12.55%(1)	404,295	10,180,148
Total Energy		103,273,835

Financials — 40.1%†
Affiliated Managers Group, Inc., 4.20%	2,249	34,500
Affiliated Managers Group, Inc., 4.75%	6,434	105,067
AG Mortgage Investment Trust, Inc., Series B, 8.00%	4,662	76,224
AG Mortgage Investment Trust, Inc., Series C, 8.00%(1)	227,589	4,292,328
AGNC Investment Corp., Series D, 6.88%(1)	32,752	687,137
AGNC Investment Corp., Series G, 7.75%(1)	186,278	3,787,032
Allstate Corp., Series H, 5.10%	16,510	313,690
American Equity Investment Life Holding Co., Series A, 5.95%(1)	62,234	1,316,249
American Equity Investment Life Holding Co., Series B, 6.63%	6,545	150,011
American International Group, Inc., Series A, 5.85%	628	14,067
Apollo Global Management, Inc., 6.75%	1,354	65,141
Arbor Realty Trust, Inc., Series E, 6.25%(1)	30,430	490,532
Argo Group International Holdings Ltd., 7.00%(1)	10,033	220,525

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Financials (continued)
ARMOUR Residential REIT, Inc., Series C, 7.00%(1)	398,635	$7,370,761
Atlanticus Holdings Corp., Series B, 7.63%(1)	21,939	455,892
B Riley Financial, Inc., 5.25%(1)	44,423	801,391
B Riley Financial, Inc., 6.00%(1)	90,699	1,746,863
B Riley Financial, Inc., 6.38%(1)	122,258	2,901,182
B Riley Financial, Inc., Series B, 7.38%(1)	44,522	1,048,048
Bank of America Corp., Series 4, 6.42%	10,854	226,957
Bank of America Corp., Series 5, 6.14%	2,060	41,756
Bank OZK, Series A, 4.63%(1)	134,527	2,004,452
Brighthouse Financial, Inc., 6.25%	1,232	24,147
Brighthouse Financial, Inc., Series A, 6.60%	12,088	235,958
Brighthouse Financial, Inc., Series B, 6.75%	1,236	24,757
Brighthouse Financial, Inc., Series C, 5.38%(1)	77,590	1,205,749
Brighthouse Financial, Inc., Series D, 4.63%(1)	100,329	1,362,468
Brookfield Finance, Inc., Series 50, 4.63% (Canada)(1)	125,589	1,859,973
Chimera Investment Corp., Series A, 8.00%(1)	293,891	5,322,366
Chimera Investment Corp., Series B, 8.00%(1)	284,711	6,004,555
Chimera Investment Corp., Series C, 7.75%(1)	380,438	6,551,142
Chimera Investment Corp., Series D, 8.00%(1)	374,391	7,558,954
CNO Financial Group, Inc., 5.13%(1)	1,922	29,407
Compass Diversified Holdings, Series A, 7.25%(1)	283,134	6,347,864
Compass Diversified Holdings, Series B, 7.88%(1)	16,003	390,313
Compass Diversified Holdings, Series C, 7.88%(1)	12,527	299,395
Dime Community Bancshares, Inc., 5.50%(1)	5,950	86,929
Eagle Point Income Co., Inc., Series B, 7.75%	13,605	331,826
Ellington Financial, Inc., 6.75%(1)	504,574	11,282,275
Enstar Group Ltd., Series D, 7.00%(1)	92,995	2,212,351
Enstar Group Ltd., Series E, 7.00%(1)	4,844	108,070
Enterprise Financial Services Corp., Series A, 5.00%(1)	149,741	2,100,866
Fifth Third Bancorp, Series K, 4.95%	7,764	148,681
First Horizon Corp., Series D, 6.10%(1)	111,620	2,522,612
First Horizon Corp., Series E, 6.50%	3,214	59,202
First Horizon Corp., Series F, 4.70%	4,594	61,560
Gladstone Investment Corp., 8.00%	38,229	945,021
Goldman Sachs Group, Inc., Series A, 6.38%	11,477	241,017
Goldman Sachs Group, Inc., Series C, 6.38%	27,172	567,623
Goldman Sachs Group, Inc., Series D, 6.30%	4,431	92,431
Huntington Bancshares, Inc., Series J, 6.88%(1)	32,839	727,384
Invesco Mortgage Capital, Inc., Series B, 7.75%(1)	263,879	5,501,877
Invesco Mortgage Capital, Inc., Series C, 7.50%(1)	327,871	6,072,171
Jackson Financial, Inc., 8.00%(1)	291,814	7,146,525
Kemper Corp., 5.88%(1)	261,949	4,675,790
KeyCorp, Series E, 6.13%	26,676	476,167
KeyCorp, Series F, 5.65%	42,069	643,656
KeyCorp, Series G, 5.63%	19,568	295,477
KKR Real Estate Finance Trust, Inc., Series A, 6.50%	11,377	185,445
Merchants Bancorp, Series B, 6.00%(1)	30,093	587,716

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Financials (continued)
Merchants Bancorp, Series C, 6.00%(1)	104,178	$1,793,424
MetLife, Inc., Series A, 6.67%	2,565	58,123
MFA Financial, Inc., Series B, 7.50%(1)	280,739	4,896,088
MFA Financial, Inc., Series C, 6.50%(1)	584,612	10,739,322
Morgan Stanley, Series A, 6.36%	100,595	2,055,156
Morgan Stanley, Series O, 4.25%	1,490	24,451
Navient Corp., 6.00%(1)	69,338	1,191,920
New York Community Capital Trust V, 6.00%(1)	5,895	207,858
New York Mortgage Trust, Inc., Series D, 8.00%(1)	830,332	15,942,374
New York Mortgage Trust, Inc., Series E, 7.88%(1)	474,303	10,064,710
New York Mortgage Trust, Inc., Series F, 6.88%(1)	45,158	825,940
Oaktree Capital Group LLC, Series A, 6.63%	5,394	103,619
Oaktree Capital Group LLC, Series B, 6.55%	8,567	161,745
Oxford Lane Capital Corp., Series 2029, 6.00%(1)	49,675	1,042,678
PacWest Bancorp, Series A, 7.75%	26,818	546,014
PennyMac Mortgage Investment Trust, Series A, 8.13%(1)	126,940	2,672,087
PennyMac Mortgage Investment Trust, Series B, 8.00%(1)	477,261	9,879,303
PennyMac Mortgage Investment Trust, Series C, 6.75%(1)	76,961	1,262,930
Prospect Capital Corp., Series A, 5.35%(1)	429,079	6,788,030
Redwood Trust, Inc., 10.00%(1)	67,719	1,520,292
Regions Financial Corp., Series C, 5.70%	14,699	262,377
Regions Financial Corp., Series E, 4.45%	37,397	552,728
Rithm Capital Corp., Series A, 7.50%	19,749	446,130
Rithm Capital Corp., Series B, 7.13%	34,473	763,577
Rithm Capital Corp., Series D, 7.00%(1)	42,329	845,733
RiverNorth Opportunities Fund, Inc., Series A, 6.00%(1)	59,170	1,326,000
SLM Corp., Series B, 7.37%(1)	195,010	12,868,710
Synchrony Financial, Series A, 5.63%(1)	360,086	5,318,470
Synovus Financial Corp., Series D, 9.01%(1)	1,219	30,304
Synovus Financial Corp., Series E, 5.88%	68,013	1,545,255
Texas Capital Bancshares, Inc., Series B, 5.75%(1)	93,918	1,522,411
Truist Financial Corp., Series I, 6.20%	35,955	734,201
Two Harbors Investment Corp., Series A, 8.13%(1)	11,221	220,605
Two Harbors Investment Corp., Series B, 7.63%(1)	411,797	7,782,963
Two Harbors Investment Corp., Series C, 7.25%(1)	632,962	12,342,759
US Bancorp, Series A, 6.68%(1)	12,527	9,268,477
US Bancorp, Series B, 6.26%	180,026	3,474,502
W R Berkley Corp., 5.10%	17,035	332,012
Zions Bancorp NA, 9.56%	2,061	51,525
Zions Bancorp NA, Series G, 9.91%	5,874	146,556
Total Financials		244,050,884

Health Care — 0.1%
XOMA Corp., Series A, 8.63%(1)
	24,219	528,701

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Industrials — 14.4%
Air Lease Corp., Series A, 6.15%	10,051	$ 242,430
Alta Equipment Group, Inc., Series A, 10.00%	2,814	71,138
Atlas Corp., Series D, 7.95% (Canada)	3,592	86,855
Atlas Corp., Series H, 7.88% (Canada)(1)	34,995	796,136
Babcock & Wilcox Enterprises, Inc., 8.13%(1)	384,206	7,979,959
Babcock & Wilcox Enterprises, Inc., Series A, 7.75%(1)	1,163,734	18,899,040
FTAI Aviation Ltd., Series A, 8.25%(1)	91,641	2,197,551
FTAI Aviation Ltd., Series B, 8.00%(1)	769,236	18,653,973
FTAI Aviation Ltd., Series C, 8.25%(1)	27,866	636,738
FTAI Aviation Ltd., Series D, 9.50%	30,520	740,110
Pitney Bowes, Inc., 6.70%(1)	443,048	6,698,886
Textainer Group Holdings Ltd., 7.00% (China)(1)	4,893	121,738
Textainer Group Holdings Ltd., Series B, 6.25% (China)(1)	317,799	7,706,626
Triton International Ltd., 6.88% (Bermuda)(1)	230,532	5,219,244
Triton International Ltd., 7.38% (Bermuda)(1)	468,565	10,814,480
Triton International Ltd., 8.00% (Bermuda)	3,053	75,409
Triton International Ltd., Series E, 5.75% (Bermuda)(1)	282,431	5,208,028
WESCO International, Inc., Series A, 10.63%(1)	49,308	1,314,551
Total Industrials		87,462,892

Real Estate — 33.7%†
Armada Hoffler Properties, Inc., Series A, 6.75%	28,343	572,245
Braemar Hotels & Resorts, Inc., Series B, 5.50%(1)	408,436	4,692,930
Braemar Hotels & Resorts, Inc., Series D, 8.25%(1)	48,659	771,250
City Office REIT, Inc., Series A, 6.63%(1)	80,405	1,165,872
CTO Realty Growth, Inc., Series A, 6.38%(1)	101,118	1,785,744
DiamondRock Hospitality Co., 8.25%(1)	212,058	5,403,238
Digital Realty Trust, Inc., Series K, 5.85%	4,243	92,412
DigitalBridge Group, Inc., Series H, 7.13%(1)	421,758	9,067,797
DigitalBridge Group, Inc., Series I, 7.15%(1)	783,115	16,453,246
DigitalBridge Group, Inc., Series J, 7.13%(1)	341,807	7,130,094
Diversified Healthcare Trust, 5.63%(1)	537,098	7,379,726
Diversified Healthcare Trust, 6.25%(1)	439,107	6,507,566
EPR Properties, Series C, 5.75%(1)	95,899	1,814,409
EPR Properties, Series E, 9.00%(1)	456,622	11,675,779
EPR Properties, Series G, 5.75%(1)	288,085	5,194,173
Equity Commonwealth, Series D, 6.50%	3,943	96,406
Federal Realty Investment Trust, Series C, 5.00%	2,924	58,188
Gladstone Commercial Corp., Series G, 6.00%	12,849	216,249
Global Net Lease, Inc., Series A, 7.25%(1)	390,915	6,708,101
Global Net Lease, Inc., Series B, 6.88%(1)	411,298	6,486,169
Global Net Lease, Inc., Series D, 7.50%(1)	1,028,343	17,481,831
Global Net Lease, Inc., Series E, 7.38%(1)	256,328	4,157,640
Healthcare Trust, Inc., Series B, 7.13%(1)	259,609	3,509,914
Hersha Hospitality Trust, Series D, 6.50%	242	6,014
Hudson Pacific Properties, Inc., Series C, 4.75%(1)	107,041	1,128,212
LXP Industrial Trust, Series C, 6.50%(1)	19,680	924,960
National Storage Affiliates Trust, Series A, 6.00%	5,951	124,435

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Real Estate (continued)
Office Properties Income Trust, 6.38%(1)	69,201	$960,510
Pebblebrook Hotel Trust, Series E, 6.38%(1)	32,862	601,375
Pebblebrook Hotel Trust, Series F, 6.30%(1)	269,926	4,918,052
Pebblebrook Hotel Trust, Series G, 6.38%(1)	82,929	1,464,526
Pebblebrook Hotel Trust, Series H, 5.70%(1)	56,989	916,953
Regency Centers Corp., Series A, 6.25%	2,177	50,202
Regency Centers Corp., Series B, 5.88%(1)	202,064	4,358,520
Rexford Industrial Realty, Inc., Series B, 5.88%	4,450	95,497
RLJ Lodging Trust, Series A, 1.95%(1)	882,384	20,824,262
RPT Realty, Series D, 7.25%(1)	234,119	11,818,327
Saul Centers, Inc., Series E, 6.00%(1)	397,439	8,068,012
SL Green Realty Corp., Series I, 6.50%(1)	260,217	4,389,861
Spirit Realty Capital, Inc., Series A, 6.00%	3,224	71,541
Summit Hotel Properties, Inc., Series E, 6.25%(1)	227,044	4,086,792
Summit Hotel Properties, Inc., Series F, 5.88%(1)	75,622	1,384,639
Sunstone Hotel Investors, Inc., Series H, 6.13%(1)	5,509	113,871
Sunstone Hotel Investors, Inc., Series I, 5.70%(1)	52,370	1,024,357
UMH Properties, Inc., Series D, 6.38%(1)	35,355	719,474
Vornado Realty Trust, Series L, 5.40%(1)	223,461	3,175,381
Vornado Realty Trust, Series M, 5.25%(1)	411,573	5,762,022
Vornado Realty Trust, Series N, 5.25%(1)	393,590	5,588,978
Vornado Realty Trust, Series O, 4.45%	381,572	4,552,154
Total Real Estate		205,549,906

Utilities — 12.3%
AES Corp., 6.88%(1)	99,789	6,015,281
Algonquin Power & Utilities Corp., 7.75% (Canada)(1)	229,839	4,295,691

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Utilities (continued)
Algonquin Power & Utilities Corp., 9.34% (Canada)	2,072	$51,966
Brookfield BRP Holdings Canada, Inc., 4.63% (Canada)	3,099	42,363
DTE Energy Co., 4.38%	132	2,364
Entergy New Orleans LLC, 5.50%	2,176	45,326
NextEra Energy, Inc., 6.93%	141,401	5,308,193
NiSource, Inc., 7.75%(1)	13,742	1,394,676
Pacific Gas and Electric Co., Series A, 6.00%(1)	25,131	490,557
SCE Trust II, 5.10%	2,001	35,098
SCE Trust III, Series H, 5.75%(1)	1,441,057	34,787,116
SCE Trust IV, Series J, 5.38%(1)	90,212	1,772,666
SCE Trust VI, 5.00%(1)	674,423	11,815,891
South Jersey Industries, Inc., 5.63%(1)	5,636	70,816
Southern Co., Series 2020, 4.95%	13,260	268,648
Spire, Inc., Series A, 5.90%	12,070	266,626
UGI Corp., 7.25%(1)	157,361	7,990,792
Total Utilities		74,654,070

TOTAL INVESTMENTS — 126.1%
(Cost $873,513,506)		768,110,753
Liabilities in Excess of Other Assets — (26.1)%		(158,832,337)
Net Assets — 100.0%		$609,278,416

___________

†Amounts represent investments in particular sectors. No industry within these sectors represented more than 25% of the Fund’s total assets at the time of investment.

(1)Security, or a portion thereof, has been pledged as collateral for borrowings. The aggregate market value of the collateral at October 31, 2023 was $513,257,640.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Preferred Stocks	$768,110,753	$—	$—	$768,110,753
Total	$768,110,753	$—	$—	$768,110,753

Schedule of Investments — Virtus LifeSci Biotech Clinical Trials ETF

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 96.5%

Health Care — 96.5%
4D Molecular Therapeutics, Inc.*	4,479	$48,104
89bio, Inc.*	4,619	34,181
AbCellera Biologics, Inc. (Canada)*	13,385	55,012
Agenus, Inc.*	54,041	43,233
Akero Therapeutics, Inc.*	1,795	21,396
Aldeyra Therapeutics, Inc.*	9,460	16,177
Alector, Inc.*	12,831	66,721
Allakos, Inc.*	20,177	38,538
Allogene Therapeutics, Inc.*(1)	19,835	55,935
ALX Oncology Holdings, Inc.*(1)	10,727	77,234
Ambrx Biopharma, Inc.*	6,793	70,715
AnaptysBio, Inc.*	5,323	86,818
Arbutus Biopharma Corp.*	40,040	73,273
Arcellx, Inc.*	2,605	91,826
Arcturus Therapeutics Holdings, Inc.*	3,582	68,416
Arcus Biosciences, Inc.*	5,042	79,210
Arcutis Biotherapeutics, Inc.*(1)	9,248	20,808
Ardelyx, Inc.*	24,595	97,150
Arrowhead Pharmaceuticals, Inc.*	2,799	68,827
Arvinas, Inc.*	3,361	54,179
ATAI Life Sciences NV (Germany)*	55,554	68,331
Atea Pharmaceuticals, Inc.*	24,183	78,595
Avidity Biosciences, Inc.*	8,113	41,782
Bicycle Therapeutics PLC (United Kingdom)*(2)	3,705	55,760
Biohaven Ltd.*	4,057	107,551
Biomea Fusion, Inc.*	2,543	25,989
Bioxcel Therapeutics, Inc.*(1)	4,646	18,654
Caribou Biosciences, Inc.*	21,358	77,530
Cassava Sciences, Inc.*(1)	3,907	78,726
Celldex Therapeutics, Inc.*	2,631	61,881
Cerevel Therapeutics Holdings, Inc.*	2,895	68,467
Cogent Biosciences, Inc.*	7,700	62,832
Compass Pathways PLC (United Kingdom)*(1)(2)	12,549	71,906
Crinetics Pharmaceuticals, Inc.*	4,849	142,027
CRISPR Therapeutics AG (Switzerland)*	1,681	65,441
Cullinan Oncology, Inc.*	8,404	78,409
CureVac NV (Germany)*	9,723	51,532
Cymabay Therapeutics, Inc.*	11,343	185,798
Cytokinetics, Inc.*	2,824	98,445
Day One Biopharmaceuticals, Inc.*	7,339	86,820
Denali Therapeutics, Inc.*	3,045	57,337
Design Therapeutics, Inc.*	18,313	37,359
Disc Medicine, Inc.*	2,014	92,261
Dynavax Technologies Corp.*	7,831	111,279
Dyne Therapeutics, Inc.*	7,972	56,203
Edgewise Therapeutics, Inc.*	10,384	66,458
Editas Medicine, Inc.*	8,914	59,546
EQRx, Inc.*	54,639	119,113
Erasca, Inc.*	36,494	84,301
Exscientia PLC (United Kingdom)*(1)(2)	14,247	76,934

Security Description	Shares	Value

COMMON STOCKS (continued)

Health Care (continued)
Fate Therapeutics, Inc.*	18,216	$32,971
FibroGen, Inc.*	6,037	3,266
Geron Corp.*	32,005	60,809
Ideaya Biosciences, Inc.*	3,977	108,055
IGM Biosciences, Inc.*	9,909	39,041
Immatics NV (Germany)*	8,263	63,212
ImmunityBio, Inc.*(1)	34,461	108,208
Immunovant, Inc.*	4,647	153,583
Inhibrx, Inc.*(1)	3,678	56,899
Intellia Therapeutics, Inc.*	2,192	54,910
Iovance Biotherapeutics, Inc.*	11,405	43,567
iTeos Therapeutics, Inc.*	7,066	71,084
Karuna Therapeutics, Inc.*	414	68,977
Keros Therapeutics, Inc.*	2,561	73,091
Kodiak Sciences, Inc.*	10,947	15,873
Krystal Biotech, Inc.*	766	89,522
Kura Oncology, Inc.*	8,624	72,873
Kymera Therapeutics, Inc.*(1)	3,837	44,778
Liquidia Corp.*	12,566	81,805
Lyell Immunopharma, Inc.*	28,661	47,434
Madrigal Pharmaceuticals, Inc.*(1)	388	50,975
Mersana Therapeutics, Inc.*	10,358	12,326
Merus NV (Netherlands)*	3,731	75,030
Mineralys Therapeutics, Inc.*	6,205	47,965
Mirati Therapeutics, Inc.*	2,684	149,043
MoonLake Immunotherapeutics*(1)	3,687	191,023
Morphic Holding, Inc.*	1,654	32,997
Novavax, Inc.*(1)	12,813	85,335
Nurix Therapeutics, Inc.*	9,011	50,371
Nuvalent, Inc. Class A*(1)	2,296	119,599
Phathom Pharmaceuticals, Inc.*	7,744	72,019
Pliant Therapeutics, Inc.*(1)	4,066	59,648
PMV Pharmaceuticals, Inc.*	16,534	24,966
Point Biopharma Global, Inc.*	9,954	126,018
Precigen, Inc.*	79,754	90,122
Protagonist Therapeutics, Inc.*	3,440	50,018
Prothena Corp. PLC (Ireland)*	1,372	50,023
RAPT Therapeutics, Inc.*	4,691	61,687
Recursion Pharmaceuticals, Inc. Class A*(1)	10,032	52,969
REGENXBIO, Inc.*	5,025	64,772
Relay Therapeutics, Inc.*	8,272	54,595
Replimune Group, Inc.*	4,216	61,427
REVOLUTION Medicines, Inc.*(1)	3,916	77,537
Rocket Pharmaceuticals, Inc.*	4,356	78,844
Scilex Holding Co. (Singapore)*(3)	17,635	31,329
Seres Therapeutics, Inc.*(1)	16,156	24,719
SpringWorks Therapeutics, Inc.*	3,590	82,211
Stoke Therapeutics, Inc.*	7,893	30,072
Structure Therapeutics, Inc.*(2)	3,194	237,314
Summit Therapeutics, Inc.*	50,714	98,385

Schedule of Investments — Virtus LifeSci Biotech Clinical Trials ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS (continued)

Health Care (continued)
Syndax Pharmaceuticals, Inc.*	4,532	$63,811
Terns Pharmaceuticals, Inc.*	8,404	44,205
TG Therapeutics, Inc.*	3,634	28,091
uniQure NV (Netherlands)*	5,104	29,093
Vaxcyte, Inc.*	1,883	90,572
Ventyx Biosciences, Inc.*	2,825	40,737
Verve Therapeutics, Inc.*(1)	5,782	69,615
Viking Therapeutics, Inc.*(1)	4,418	43,341
Vir Biotechnology, Inc.*	3,802	30,150
Viridian Therapeutics, Inc.*	3,572	44,650
Xencor, Inc.*(1)	3,722	64,577
Xenon Pharmaceuticals, Inc. (Canada)*	2,324	72,044
Zentalis Pharmaceuticals, Inc.*	4,012	65,636
Zymeworks, Inc.*	11,871	83,334
Total Common Stocks
(Cost $15,199,620)		7,758,173

Security Description	Shares	Value

SECURITIES LENDING COLLATERAL — 8.1%
Money Market Fund — 8.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.23%(4)(5)
(Cost $647,190)	647,190	$ 647,190

TOTAL INVESTMENTS — 104.6%
(Cost $15,846,810)		8,405,363
Liabilities in Excess of Other Assets — (4.6)%		(370,270)
Net Assets — 100.0%		$8,035,093

___________

*Non-income producing security.

(1)All or a portion of the security was on loan. The aggregate market value of securities on loan was $1,299,727; total market value of collateral held by the Fund was $1,286,608. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $639,418.

(2)American Depositary Receipts.

(3)Restricted security. See Note 5.

(4)Represents securities purchased with cash collateral received for securities on loan.

(5)The rate shown reflects the seven-day yield as of October 31, 2023.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$7,726,844	$31,329	$—	$7,758,173
Money Market Fund	647,190	—	—	647,190
Total	$8,374,034	$31,329	$—	$8,405,363

Schedule of Investments — Virtus LifeSci Biotech Products ETF

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 99.2%

Health Care — 99.2%
2seventy bio, Inc.*(1)	28,308	$69,072
ACADIA Pharmaceuticals, Inc.*	12,605	284,495
ADMA Biologics, Inc.*	78,224	264,397
Agios Pharmaceuticals, Inc.*	11,823	248,401
Alnylam Pharmaceuticals, Inc.*	1,533	232,709
Amgen, Inc.	1,379	352,610
Amicus Therapeutics, Inc.*	22,877	250,961
Amylyx Pharmaceuticals, Inc.*	12,223	199,357
Apellis Pharmaceuticals, Inc.*(1)	3,301	160,627
Ascendis Pharma A/S (Denmark)*(2)	3,368	300,796
Aurinia Pharmaceuticals, Inc. (Canada)*	30,857	226,490
Axsome Therapeutics, Inc.*(1)	3,762	234,297
BeiGene Ltd. (China)*(2)	1,459	271,783
BioCryst Pharmaceuticals, Inc.*	38,321	210,382
Biogen, Inc.*	1,016	241,341
BioMarin Pharmaceutical, Inc.*	3,221	262,350
BioNTech SE (Germany)*(2)	2,740	256,300
Bluebird Bio, Inc.*(1)	78,827	232,540
Blueprint Medicines Corp.*	5,179	304,836
Bridgebio Pharma, Inc.*	18,018	469,189
Deciphera Pharmaceuticals, Inc.*	21,460	257,305
Enanta Pharmaceuticals, Inc.*	12,784	115,312
Exelixis, Inc.*	16,201	333,579
Gilead Sciences, Inc.	3,941	309,526
Halozyme Therapeutics, Inc.*	9,231	312,654
Harmony Biosciences Holdings, Inc.*	8,510	200,325
Immunocore Holdings PLC (United Kingdom)*(1)(2)	5,265	233,766
ImmunoGen, Inc.*	17,174	255,206
Incyte Corp.*	4,951	267,007
Insmed, Inc.*	15,777	395,372
Intercept Pharmaceuticals, Inc.*	25,272	478,399
Intra-Cellular Therapies, Inc.*	4,723	235,017
Ionis Pharmaceuticals, Inc.*(1)	7,457	330,121
Ironwood Pharmaceuticals, Inc.*	27,538	247,016
Kiniksa Pharmaceuticals Ltd. Class A*	18,461	281,530
Legend Biotech Corp.*(2)	4,409	291,303

Security Description	Shares	Value

COMMON STOCKS (continued)

Health Care (continued)
Lexicon Pharmaceuticals, Inc.*	121,711	$150,922
Ligand Pharmaceuticals, Inc.*	3,904	204,140
Mirum Pharmaceuticals, Inc.*	10,739	294,571
Moderna, Inc.*	2,414	183,367
Neurocrine Biosciences, Inc.*	3,227	358,003
Omniab, Inc. - $12.50 Earnout*(3)	1,295	0
Omniab, Inc. - $15.00 Earnout*(3)	1,295	0
PTC Therapeutics, Inc.*	7,075	132,656
Regeneron Pharmaceuticals, Inc.*	394	307,277
Rhythm Pharmaceuticals, Inc.*(1)	17,193	397,330
Roivant Sciences Ltd.*(1)	31,338	270,760
Sage Therapeutics, Inc.*	5,240	98,145
Sarepta Therapeutics, Inc.*	2,334	157,102
Theravance Biopharma, Inc.*	29,232	275,950
Travere Therapeutics, Inc.*	17,981	116,517
Ultragenyx Pharmaceutical, Inc.*	6,072	214,949
United Therapeutics Corp.*	1,342	299,078
Vanda Pharmaceuticals, Inc.*	48,530	212,561
Vertex Pharmaceuticals, Inc.*	893	323,364
Zai Lab Ltd. (China)*(1)(2)	10,998	277,150

TOTAL INVESTMENTS — 99.2%
(Cost $16,630,105)		13,890,213
Other Assets in Excess of Liabilities — 0.8%		110,964
Net Assets — 100.0%		$14,001,177

___________

*Non-income producing security.

(1)All or a portion of the security was on loan. The aggregate market value of securities on loan was $2,169,903; total market value of collateral held by the Fund was $2,178,724. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $2,178,724.

(2)American Depositary Receipts.

(3)Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 2 security in the Fair Value Hierarchy table located after the Schedule of Investments.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$13,890,213	$0	$—	$13,890,213
Total	$13,890,213	$0	$—	$13,890,213

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

CORPORATE BONDS — 34.4%

Communication Services — 1.7%
AT&T, Inc., 5.40%, 02/15/34	$150,000	$137,877
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 03/01/30(1)	70,000	57,845
CSC Holdings LLC, 5.25%, 06/01/24	80,000	74,873
DISH DBS Corp., 5.88%, 11/15/24	55,000	50,537
DISH DBS Corp., 7.75%, 07/01/26	105,000	70,486
Gray Television, Inc., 7.00%, 05/15/27(1)	115,000	97,630
Level 3 Financing, Inc., 3.63%, 01/15/29(1)	60,000	30,712
Millennium Escrow Corp., 6.63%, 08/01/26(1)	110,000	81,788
Rackspace Technology Global, Inc., 5.38%, 12/01/28(1)	65,000	19,072
Sprint Capital Corp., 8.75%, 03/15/32	130,000	146,497
T-Mobile USA, Inc., 5.05%, 07/15/33	56,000	50,628
Total Communication Services		817,945

Consumer Discretionary — 2.5%
Carnival Corp., 7.00%, 08/15/29(1)	15,000	14,722
Carriage Services, Inc., 4.25%, 05/15/29(1)	59,000	48,319
Churchill Downs, Inc., 6.75%, 05/01/31(1)	65,000	60,044
Clarios Global LP / Clarios US Finance Co., 6.75%, 05/15/28(1)	10,000	9,759
Ford Motor Co., 3.25%, 02/12/32	90,000	67,998
Ford Motor Co., 4.75%, 01/15/43	70,000	48,713
Genuine Parts Co., 6.88%, 11/01/33	135,000	134,715
Jacobs Entertainment, Inc., 6.75%, 02/15/29(1)	114,000	96,999
MDC Holdings, Inc., 3.97%, 08/06/61	185,000	97,856
Newell Brands, Inc., 6.63%, 09/15/29	111,000	102,323
NMG Holding Co., Inc. / Neiman Marcus Group LLC, 7.13%, 04/01/26(1)	115,000	107,677
Nordstrom, Inc., 4.25%, 08/01/31	100,000	73,371
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.63%, 09/01/29(1)	155,000	109,139
PulteGroup, Inc., 7.88%, 06/15/32	95,000	101,985
PulteGroup, Inc., 6.38%, 05/15/33	30,000	29,195
Royal Caribbean Cruises Ltd., 9.25%, 01/15/29(1)	4,000	4,179
Weekley Homes LLC / Weekley Finance Corp., 4.88%, 09/15/28(1)	120,000	103,195
Total Consumer Discretionary		1,210,189

Consumer Staples — 0.4%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC, 6.63%, 07/15/30(1)	65,000	62,003
HLF Financing Sarl LLC / Herbalife International, Inc., 4.88%, 06/01/29(1)	80,000	54,713
Pilgrim’s Pride Corp., 6.25%, 07/01/33	108,000	99,387
Total Consumer Staples		216,103

Energy — 3.7%
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.25%, 12/31/28(1)	85,000	84,484
CITGO Petroleum Corp., 7.00%, 06/15/25(1)	120,000	118,037
Civitas Resources, Inc., 8.75%, 07/01/31(1)	75,000	75,789

Security Description	Principal	Value

CORPORATE BONDS (continued)

Energy (continued)
Columbia Pipelines Operating Co. LLC, 6.04%, 11/15/33(1)	$115,000	$109,259
Columbia Pipelines Operating Co. LLC, 6.71%, 08/15/63(1)	20,000	18,447
CrownRock LP / CrownRock Finance, Inc., 5.63%, 10/15/25(1)	50,000	49,230
CrownRock LP / CrownRock Finance, Inc., 5.00%, 05/01/29(1)	50,000	47,205
DT Midstream, Inc., 4.13%, 06/15/29(1)	105,000	90,380
Energy Transfer LP, Series H, 6.50%, (US 5 Year CMT T- Note + 5.69%), perpetual(2)(3)	120,000	108,982
Flex Intermediate Holdco LLC, 3.36%, 06/30/31(1)	195,000	147,276
Genesis Energy LP / Genesis Energy Finance Corp., 8.88%, 04/15/30	100,000	96,753
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 02/01/29(1)	125,000	112,671
Kinder Morgan, Inc., Series G, 7.75%, 01/15/32	113,000	120,009
Mesquite Energy, Inc., Escrow, 7.25%, perpetual(3)	12,000	1,140
Nabors Industries Ltd., 7.25%, 01/15/26(1)	100,000	94,023
Occidental Petroleum Corp., 6.13%, 01/01/31	130,000	127,262
Transocean, Inc., 11.50%, 01/30/27(1)	89,000	92,690
Transocean, Inc., 8.75%, 02/15/30(1)	71,250	71,100
USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 04/01/26	68,000	66,106
Venture Global Calcasieu Pass LLC, 4.13%, 08/15/31(1)	125,000	100,629
Viper Energy Partners LP, 7.38%, 11/01/31(1)	15,000	14,977
Total Energy		1,746,449

Financials — 11.2%
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	120,000	116,513
Allstate Corp. (The), Series B, 8.56%, (3-Month USD LIBOR + 3.20%), 08/15/53(2)	180,000	177,653
American Express Co., 5.63%, (SOFR + 1.93%), 07/28/34(2)	165,000	150,472
Bank of America Corp., 3.42%, (3-Month USD LIBOR + 1.30%), 12/20/28(2)	130,000	115,770
Bank of America Corp., 5.02%, (SOFR + 2.16%), 07/22/33(2)	155,000	138,640
Bank of America Corp., 2.48%, (US 5 Year CMT T- Note + 1.20%), 09/21/36(2)	160,000	114,092
Bank of New York Mellon Corp. (The), Series G, 4.70%, (US 5 Year CMT T- Note + 4.36%), perpetual(2)(3)	155,000	147,091
Bank of New York Mellon Corp. (The), 5.83%, (SOFR + 2.07%), 10/25/33(2)	45,000	43,120
Blackstone Private Credit Fund, 2.63%, 12/15/26	59,000	50,527
Blue Owl Credit Income Corp., 4.70%, 02/08/27	38,000	34,500
Blue Owl Finance LLC, 3.13%, 06/10/31(1)	185,000	135,603
BroadStreet Partners, Inc., 5.88%, 04/15/29(1)	100,000	87,274
Capital One Financial Corp., 2.36%, (SOFR + 1.34%), 07/29/32(2)	155,000	102,305

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

CORPORATE BONDS (continued)

Financials (continued)
Charles Schwab Corp. (The), Series H, 4.00%, (US 10 Year CMT T- Note + 3.08%), perpetual(2)(3)	$95,000	$64,948
Charles Schwab Corp. (The), 6.14%, (SOFR + 2.01%), 08/24/34(2)	85,000	79,660
Citadel LP, 4.88%, 01/15/27(1)	115,000	109,088
Citigroup, Inc., 3.98%, (3-Month USD LIBOR + 1.60%), 03/20/30(2)	125,000	110,626
Citigroup, Inc., 6.27%, (SOFR + 2.34%), 11/17/33(2)	110,000	106,851
Citigroup, Inc., 6.17%, (SOFR + 2.66%), 05/25/34(2)	147,000	136,713
Cobra AcquisitionCo. LLC, 6.38%, 11/01/29(1)	50,000	35,688
Corebridge Financial, Inc., 6.88%, (US 5 Year CMT T-Note + 3.85%), 12/15/52(2)	164,000	151,709
Discover Financial Services, 6.70%, 11/29/32	98,000	90,827
Fifth Third Bancorp, 4.34%, (SOFR + 1.66%), 04/25/33(2)	105,000	85,578
First American Financial Corp., 4.00%, 05/15/30	135,000	112,775
Goldman Sachs Group, Inc. (The), 1.99%, (SOFR + 1.09%), 01/27/32(2)	220,000	161,461
Goldman Sachs Group, Inc. (The), 3.10%, (SOFR + 1.41%), 02/24/33(2)	60,000	46,663
Goldman Sachs Group, Inc. (The), 6.45%, 05/01/36	110,000	106,051
Huntington Bancshares, Inc./Oh, 2.55%, 02/04/30	125,000	96,255
JPMorgan Chase & Co., Series HH, 4.60%, (SOFR + 3.13%), perpetual(2)(3)	94,000	87,811
JPMorgan Chase & Co., 1.95%, (SOFR + 1.07%), 02/04/32(2)	110,000	81,749
JPMorgan Chase & Co., 5.72%, (SOFR + 2.58%), 09/14/33(2)	175,000	163,937
KeyCorp, 4.79%, (SOFR + 2.06%), 06/01/33(2)	100,000	78,892
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 02/01/27(1)	75,000	65,594
Liberty Mutual Group, Inc., 4.13%, (US 5 Year CMT T- Note + 3.32%), 12/15/51(1)(2)	55,000	43,761
Lincoln National Corp., 7.72%, (3-Month USD LIBOR + 2.04%), 04/20/67(2)	80,000	50,118
MetLife, Inc., Series G, 3.85%, (US 5 Year CMT T- Note + 3.58%), perpetual(2)(3)	130,000	118,521
MetLife, Inc., Series D, 5.88%, (3-Month USD LIBOR + 3.22%), perpetual(2)(3)	52,000	46,058
Midcap Financial Issuer Trust, 6.50%, 05/01/28(1)	75,000	63,640
Morgan Stanley, 6.34%, (SOFR + 2.56%), 10/18/33(2)	110,000	107,878
Morgan Stanley, 5.25%, (SOFR + 1.87%), 04/21/34(2)	145,000	130,701
Morgan Stanley, 5.95%, (US 5 Year CMT T- Note + 2.43%), 01/19/38(2)	72,000	65,321
MSCI, Inc., 3.63%, 09/01/30(1)	139,000	115,180
National Rural Utilities Cooperative Finance Corp., 8.56%, (3-Month USD LIBOR + 3.17%), 04/30/43(2)	90,000	88,238

Security Description	Principal	Value

CORPORATE BONDS (continued)

Financials (continued)
Nationstar Mortgage Holdings, Inc., 5.75%, 11/15/31(1)	$100,000	$ 83,375
NCR Atleos Escrow Corp., 9.50%, 04/01/29(1)	77,000	75,559
Northern Trust Corp., 6.13%, 11/02/32	55,000	53,040
OneMain Finance Corp., 6.88%, 03/15/25	75,000	74,076
Prudential Financial, Inc., 5.13%, (US 5 Year CMT T- Note + 3.16%), 03/01/52(2)	79,000	67,318
Prudential Financial, Inc., 6.00%, (US 5 Year CMT T- Note + 3.23%), 09/01/52(2)	10,000	8,965
State Street Corp., 4.82%, (SOFR + 1.57%), 01/26/34(2)	172,000	152,593
Synchrony Financial, 4.88%, 06/13/25	65,000	61,664
Synchrony Financial, 3.70%, 08/04/26	30,000	26,620
Texas Capital Bancshares, Inc., 4.00%, (US 5 Year CMT T- Note + 3.15%), 05/06/31(2)	70,000	57,802
Truist Financial Corp., Series Q, 5.10%, (US 10 Year CMT T- Note + 4.35%), perpetual(2)(3)	165,000	132,970
Wells Fargo & Co., Series BB, 3.90%, (US 5 Year CMT T-Note + 3.45%), perpetual(2)(3)	100,000	86,679
Wells Fargo & Co., 5.39%, (SOFR + 2.02%), 04/24/34(2)	185,000	167,557
Wells Fargo & Co., 6.49%, (SOFR + 2.06%), 10/23/34(2)	55,000	54,064
Total Financials		5,318,134

Health Care — 4.3%
Adapthealth LLC, 5.13%, 03/01/30(1)	145,000	109,982
Akumin, Inc., 7.00%, 11/01/25(1)(4)	145,000	122,661
Bausch Health Cos., Inc., 6.13%, 02/01/27(1)	5,000	2,795
Bausch Health Cos., Inc., 11.00%, 09/30/28(1)	19,000	11,637
Bausch Health Cos., Inc., 14.00%, 10/15/30(1)	3,000	1,631
Catalent Pharma Solutions, Inc., 3.50%, 04/01/30(1)	140,000	110,036
CHS/Community Health Systems, Inc., 6.88%, 04/15/29(1)	25,000	10,349
CHS/Community Health Systems, Inc., 6.13%, 04/01/30(1)	30,000	11,656
CHS/Community Health Systems, Inc., 4.75%, 02/15/31(1)	165,000	110,784
Dentsply Sirona, Inc., 3.25%, 06/01/30	260,000	211,748
Fortrea Holdings, Inc., 7.50%, 07/01/30(1)	23,000	22,224
HCA, Inc., 5.50%, 06/01/33	145,000	132,351
Illumina, Inc., 2.55%, 03/23/31	197,000	150,092
Iqvia, Inc., 5.70%, 05/15/28(1)	200,000	192,250
Lannett Co., Inc., 7.75%, 04/15/26(1)(4)(5)	10,000	719
LifePoint Health, Inc., 9.88%, 08/15/30(1)	175,000	158,375
Medline Borrower LP, 5.25%, 10/01/29(1)	80,000	68,176
Par Pharmaceutical, Inc., 7.50%, 04/01/27(1)(4)	35,000	23,767
Star Parent, Inc., 9.00%, 10/01/30(1)	20,000	19,873
Surgery Center Holdings, Inc., 6.75%, 07/01/25(1)	73,000	71,525
Surgery Center Holdings, Inc., 10.00%, 04/15/27(1)	21,000	20,980
Team Health Holdings, Inc., 6.38%, 02/01/25(1)	45,000	35,706
Universal Health Services, Inc., 2.65%, 01/15/32	275,000	202,022

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

CORPORATE BONDS (continued)

Health Care (continued)
Viatris, Inc., Series WI, 2.70%, 06/22/30	$150,000	$115,248
Zimmer Biomet Holdings, Inc., 3.55%, 03/20/30	165,000	139,682
Total Health Care		2,056,269

Industrials — 4.0%
Alaska Airlines Pass-Through Trust, Class A, Series 2020-1, 4.80%, 08/15/27(1)	188,149	179,503
Aviation Capital Group LLC, 3.50%, 11/01/27(1)	76,000	66,777
BlueLinx Holdings, Inc., 6.00%, 11/15/29(1)	125,000	105,333
Boeing Co. (The), 5.15%, 05/01/30	55,000	51,559
Boeing Co. (The), 5.93%, 05/01/60	123,000	103,589
Chart Industries, Inc., 9.50%, 01/01/31(1)	80,000	82,494
Concentrix Corp., 6.65%, 08/02/26	90,000	89,477
CoStar Group, Inc., 2.80%, 07/15/30(1)	263,000	204,351
Global Infrastructure Solutions, Inc., 7.50%, 04/15/32(1)	95,000	77,811
Hertz Corp. (The), 5.00%, 12/01/29(1)	110,000	79,109
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 05/15/27	90,000	77,132
LBM Acquisition LLC, 6.25%, 01/15/29(1)	100,000	79,105
Regal Rexnord Corp., 6.40%, 04/15/33(1)	210,000	192,724
Science Applications International Corp., 4.88%, 04/01/28(1)	80,000	71,471
Sempra Global, 3.25%, 01/15/32(1)	203,000	153,014
United Airlines Pass-Through Trust, Class A, Series 2023-1, 5.80%, 01/15/36	137,000	128,871
United Rentals North America, Inc., 3.75%, 01/15/32	105,000	83,630
Veralto Corp., 5.45%, 09/18/33(1)	70,000	65,448
Total Industrials		1,891,398

Information Technology — 1.7%
Booz Allen Hamilton, Inc., 3.88%, 09/01/28(1)	70,000	62,627
Booz Allen Hamilton, Inc., 4.00%, 07/01/29(1)	95,000	83,945
Commscope Technologies LLC, 6.00%, 06/15/25(1)	95,000	57,143
Consensus Cloud Solutions, Inc., 6.50%, 10/15/28(1)	100,000	82,980
Dell International LLC / EMC Corp., 8.10%, 07/15/36	87,000	94,407
Gtcr W-2 Merger Sub LLC, 7.50%, 01/15/31(1)	80,000	79,060
Kyndryl Holdings, Inc., 3.15%, 10/15/31	95,000	69,283
Leidos, Inc., 2.30%, 02/15/31	225,000	169,312
Viasat, Inc., 5.63%, 09/15/25(1)	115,000	106,936
Total Information Technology		805,693

Materials — 1.2%
Asp Unifrax Holdings, Inc., 5.25%, 09/30/28(1)	190,000	128,555
Bayport Polymers LLC, 5.14%, 04/14/32(1)	80,000	68,345
LSB Industries, Inc., 6.25%, 10/15/28(1)	150,000	133,232
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26(1)	20,000	18,752

Security Description	Principal	Value

CORPORATE BONDS (continued)

Materials (continued)
Mauser Packaging Solutions Holding Co., 9.25%, 04/15/27(1)	$60,000	$50,035
New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/28(1)	85,000	84,870
WR Grace Holdings LLC, 5.63%, 08/15/29(1)	90,000	69,837
Total Materials		553,626

Real Estate — 1.7%
EPR Properties, 4.75%, 12/15/26	100,000	91,259
EPR Properties, 3.60%, 11/15/31	95,000	68,431
GLP Capital LP / GLP Financing II, Inc., 5.75%, 06/01/28	81,000	76,016
GLP Capital LP / GLP Financing II, Inc., 3.25%, 01/15/32	140,000	106,050
Kite Realty Group Trust, 4.75%, 09/15/30	135,000	117,294
MPT Operating Partnership LP / MPT Finance Corp., 3.50%, 03/15/31	100,000	60,741
Office Properties Income Trust, 4.50%, 02/01/25	140,000	119,852
VICI Properties LP, 4.95%, 02/15/30	60,000	53,550
VICI Properties LP, 5.13%, 05/15/32	115,000	99,486
VICI Properties LP / VICI Note Co., Inc., 4.63%, 06/15/25(1)	10,000	9,614
VICI Properties LP / VICI Note Co., Inc., 4.13%, 08/15/30(1)	30,000	24,777
Total Real Estate		827,070

Utilities — 2.0%
CMS Energy Corp., 4.75%, (US 5 Year CMT T- Note + 4.12%), 06/01/50(2)	225,000	186,862
Ferrellgas LP / Ferrellgas Finance Corp., 5.38%, 04/01/26(1)	55,000	51,532
Ferrellgas LP / Ferrellgas Finance Corp., 5.88%, 04/01/29(1)	80,000	70,668
KeySpan Gas East Corp., 5.99%, 03/06/33(1)	151,000	142,089
NRG Energy, Inc., 7.00%, 03/15/33(1)	191,000	180,761
Southern Co. (The), Series 21-A, 3.75%, (US 5 Year CMT T- Note + 2.92%), 09/15/51(2)	213,000	182,491
Sunnova Energy Corp., 5.88%, 09/01/26(1)	110,000	89,199
Vistra Corp., 8.00%, (US 5 Year CMT T- Note + 6.93%), perpetual(1)(2)(3)	35,000	33,293
Total Utilities		936,895

Total Corporate Bonds
(Cost $17,638,045)		16,379,771

FOREIGN BONDS — 18.8%

Basic Materials — 0.6%
Corp. Nacional del Cobre de Chile, 5.95%, 01/08/34 (Chile)(1)	200,000	186,550
INEOS Quattro Finance 2 PLC, 3.38%, 01/15/26 (United Kingdom)(1)	81,000	77,442
Total Basic Materials		263,992

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

FOREIGN BONDS (continued)

Communication Services — 0.7%
CT Trust, 5.13%, 02/03/32 (Guatemala)(1)	$200,000	$154,000
Telecomunicaciones Digitales SA, 4.50%, 01/30/30 (Panama)(1)	200,000	157,875
Telesat Canada / Telesat LLC, 6.50%, 10/15/27 (Canada)(1)	35,000	16,975
Total Communication Services		328,850

Consumer Discretionary — 1.0%
Ashtead Capital, Inc., 5.50%, 08/11/32 (United Kingdom)(1)	200,000	179,078
eG Global Finance PLC, 8.50%, 10/30/25 (United Kingdom)(1)	200,000	196,929
Ontario Gaming GTA LP, 8.00%, 08/01/30 (Canada)(1)	95,000	92,967
Total Consumer Discretionary		468,974

Consumer Staples – 0.7%
Bat Capital Corp., 7.75%, 10/19/32 (United Kingdom)	135,000	138,611
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL, 5.25%, 04/27/29 (Guatemala)(1)	95,000	83,961
Sigma Holdco BV, 7.88%, 05/15/26 (Netherlands)(1)	135,000	113,082
Total Consumer Staples		335,654

Energy — 2.9%
BP Capital Markets PLC, 4.88%, (US 5 Year CMT T- Note + 4.40%), perpetual (United Kingdom)(2)(3)	165,000	144,151
Coronado Finance Pty Ltd., 10.75%, 05/15/26 (Australia)(1)	68,000	70,363
Ecopetrol SA, 4.63%, 11/02/31 (Colombia)	100,000	75,025
Ecopetrol SA, 8.88%, 01/13/33 (Colombia)	150,000	144,150
Enbridge, Inc., 7.63%, (US 5 Year CMT T- Note + 4.42%), 01/15/83 (Canada)(2)	170,000	152,480
Enerflex Ltd., 9.00%, 10/15/27 (Canada)(1)	125,000	113,877
KazMunayGas National Co. JSC, 6.38%, 10/24/48 (Kazakhstan)(1)	200,000	157,500
Petroleos Mexicanos, 6.50%, 03/13/27 (Mexico)	160,000	141,230
Petroleos Mexicanos, 6.70%, 02/16/32 (Mexico)	325,000	238,469
Petroleos Mexicanos, 6.35%, 02/12/48 (Mexico)	55,000	30,319
Petroleos Mexicanos, 7.69%, 01/23/50 (Mexico)	20,000	12,400
Teine Energy Ltd., 6.88%, 04/15/29 (Canada)(1)	110,000	101,978
Total Energy		1,381,942

Financials — 3.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 2.45%, 10/29/26 (Ireland)	150,000	133,483
Allianz SE, 6.35%, (US 5 Year CMT T-Note + 3.23%), 09/06/53 (Germany)(1)(2)	200,000	191,238
Ascot Group Ltd., 4.25%, 12/15/30 (Bermuda)(1)	45,000	32,889
Banco Mercantil del Norte SA, 6.63%, (US 10 Year CMT T- Note + 5.03%), perpetual (Mexico)(1)(2)(3)	200,000	151,750
Banco Santander Chile, 3.18%, 10/26/31 (Chile)(1)	150,000	121,175

Security Description	Principal	Value

FOREIGN BONDS (continued)

Financials (continued)
Barclays, 7.44%, (US 1 Year CMT T- Note + 3.50%), 11/02/33 (United Kingdom)(2)	$200,000	$199,633
BBVA Bancomer SA, 5.13%, (US 5 Year CMT T-Note + 2.65%), 01/18/33 (Mexico)(1)(2)	200,000	169,422
Brookfield Finance, Inc., 2.72%, 04/15/31 (Canada)	140,000	108,484
Nippon Life Insurance Co., 6.25%, (US 5 Year CMT T-Note + 2.95%), 09/13/53 (Japan)(1)(2)	200,000	192,533
UBS Group AG, 6.30%, (US 1 Year CMT T- Note + 2.00%), 09/22/34 (Switzerland)(1)(2)	200,000	189,518
Total Financials		1,490,125

Government — 7.3%
Angolan Government International Bond, 8.25%, 05/09/28 (Angola)(1)	200,000	170,750
Argentine Republic Government International Bond, 3.50%, 07/09/41 (Argentina)(6)	415,000	109,132
Brazilian Government International Bond, 6.00%, 10/20/33 (Brazil)	200,000	185,500
Dominican Republic International Bond, 4.88%, 09/23/32 (Dominican Republic)(1)	325,000	264,063
Ecuador Government International Bond, 6.00%, 07/31/30 (Ecuador)(1)(6)	120,000	61,260
Egypt Government International Bond, 7.60%, 03/01/29 (Egypt)(1)	200,000	126,000
Hungary Government International Bond, 6.25%, 09/22/32 (Hungary)(1)	200,000	192,670
Indonesia Government International Bond, 2.85%, 02/14/30 (Indonesia)	200,000	169,696
Ivory Coast Government International Bond, 6.13%, 06/15/33 (Ivory Coast)(1)	200,000	164,500
Jordan Government International Bond, 7.50%, 01/13/29 (Jordan)(1)	200,000	186,375
Mexico Government International Bond, 3.50%, 02/12/34 (Mexico)	400,000	305,600
Morocco Government International Bond, 3.00%, 12/15/32 (Morocco)(1)	200,000	150,000
Panama Government International Bond, 3.30%, 01/19/33 (Panama)	200,000	147,450
Philippine Government International Bond, 3.70%, 03/01/41 (Philippines)	200,000	145,454
Republic of Poland Government International Bond, 4.88%, 10/04/33 (Poland)	80,000	74,296
Republic of South Africa Government International Bond, 4.85%, 09/27/27 (South Africa)	200,000	184,875
Saudi Government International Bond, 5.50%, 10/25/32 (Saudi Arabia)(1)	200,000	196,250
Serbia International Bond, 6.50%, 09/26/33 (Serbia)(1)	200,000	188,276
Turkey Government International Bond, 7.63%, 04/26/29 (Turkey)	200,000	191,250
Turkey Government International Bond, 9.13%, 07/13/30 (Turkey)	200,000	200,250
Ukraine Government International Bond, 7.75%, 09/01/26 (Ukraine)(1)(7)	145,000	42,200

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

FOREIGN BONDS (continued)

Government (continued)
Ukraine Government International Bond, 7.75%, 09/01/26 (Ukraine)(7)	$ 100,000	$28,732
Total Government		3,484,579

Health Care — 0.5%
Cheplapharm Arzneimittel GMBH, 5.50%, 01/15/28 (Germany)(1)	190,000	168,715
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26 (Israel)	70,000	61,434
Total Health Care		230,149

Industrials — 0.2%
Avolon Holdings Funding Ltd., 4.38%, 05/01/26 (Ireland)(1)	77,000	71,799
VistaJet Malta Finance PLC / Vista Management Holding, Inc., 9.50%, 06/01/28 (Switzerland)(1)	55,000	42,199
Total Industrials		113,998

Materials — 0.6%
ArcelorMittal SA, 6.80%, 11/29/32 (Luxembourg)	80,000	76,664
Mercer International, Inc., 5.13%, 02/01/29 (Germany)	25,000	19,633
NOVA Chemicals Corp., 5.00%, 05/01/25 (Canada)(1)	48,000	45,381
Taseko Mines Ltd., 7.00%, 02/15/26 (Canada)(1)	90,000	81,723
Teck Resources Ltd., 6.13%, 10/01/35 (Canada)	80,000	74,108
Total Materials		297,509

Real Estate — 0.3%
Ontario Teachers’ Cadillac Fairview Properties Trust, 2.50%, 10/15/31 (Canada)(1)	200,000	147,868

Utilities — 0.9%
Electricite de France SA, 6.25%, 05/23/33 (France)(1)	200,000	194,511
ENEL Finance International NV, 7.50%, 10/14/32 (Italy)(1)	200,000	206,859
Total Utilities		401,370

Total Foreign Bonds
(Cost $9,572,279)		8,945,010

TERM LOANS — 13.2%

Aerospace — 1.1%
Amentum Government Services Holdings LLC, 9.33%, (1-Month SOFR + 4.00%), 02/10/29(2)	14,813	14,530
Brown Group Holding, LLC, 8.17%, (SOFR + 2.85%), 06/07/28(2)	86,224	84,805
Dynasty Acquisition Co, Inc., 9.32%, (1-Month SOFR + 4.00%), 08/16/28(2)	51,742	51,211
Dynasty Acquisition Co, Inc., 9.32%, (1-Month SOFR + 4.00%), 08/16/28(2)	22,175	21,948

Security Description	Principal	Value

TERM LOANS (continued)

Aerospace (continued)
Kestrel BidCo, Inc., 8.42%, (1-Month SOFR + 3.10%), 12/11/26(2)	$89,530	$86,658
Mileage Plus Holdings LLC, 10.80%, (3-Month SOFR + 5.40%), 06/21/27(2)	22,500	23,225
Peraton Corp., 9.17%, (SOFR + 3.85%), 02/01/28(2)	168,312	165,446
Tran, 8.64%, (3-Month SOFR + 3.25%), 08/24/28(2)	74,768	74,768
Total Aerospace		522,591

Chemicals — 0.3%
LSF11 A5 Holdco LLC, 9.67%, (1-Month SOFR + 4.35%), 10/15/28(2)	59,850	58,822
Nouryon Finance BV, 0.00%, (SOFR + 0.00%), 10/19/28(8)	29,925	29,308
Nouryon Finance BV, 9.43%, (SOFR + 4.10%), 10/19/28(2)	25,000	24,484
Windsor Holdings III LLC, 9.81%, (1-Month SOFR + 4.50%), 06/21/30(2)	50,000	49,915
Total Chemicals		162,529

Consumer Non-Durables — 0.3%
DS Parent, Inc., 11.34%, (6-Month SOFR + 5.75%), 12/10/28(2)	22,813	22,603
Kronos Acquisition Holdings Inc., 9.40%, (3-Month SOFR + 4.01%), 12/22/26(2)	119,386	117,236
Total Consumer Non-Durables		139,839

Energy — 0.7%
Freeport LNG Investments, 9.18%, (3-Month SOFR + 3.76%), 11/17/28(2)	89,541	88,176
Gip Pilot Acquisition Partners, L.P., 8.39%, (3-Month SOFR + 3.00%), 09/15/30(2)	15,000	15,000
Hamilton Projects Acquiror LLC, 9.94%, (1-Month SOFR + 4.61%), 06/17/27(2)	20,057	20,024
Medallion Midland Acquisition LP, 9.40%, (3-Month SOFR + 4.01%), 10/18/28(2)	29,248	29,325
Oryx Midstream Services Permian Basin, LLC, 8.69%, (1-Month SOFR + 3.36%), 10/05/28(2)	58,668	58,651
Traverse Midstream, 9.24%, (3-Month SOFR + 3.85%), 02/12/28(2)	105,000	104,934
Total Energy		316,110

Financials — 0.4%
Acrisure LLC, 0.00%, (SOFR + 0.00%), 10/20/30(8)	35,000	34,708
AssuredPartners, Inc., 0.00%, (SOFR + 0.00%), 02/13/27(8)	50,000	49,629
AssuredPartners, Inc., 0.00%, (SOFR + 0.00%), 02/13/27(8)	9,996	9,973
Asurion LLC, 8.69%, (SOFR + 3.36%), 07/31/27(2)	24,288	23,256
Blackhawk Network Holdings, Inc., 8.17%, (3-Month SOFR + 2.75%), 06/15/25(2)	84,235	83,704
Total Financials		201,270

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

TERM LOANS (continued)

Food/Tobacco — 1.1%
Del Monte Foods, Inc., 9.68%, (1-Month SOFR + 4.35%), 05/15/29(2)	$104,472	$101,338
Froneri US, Inc., 7.67%, (1-Month SOFR + 2.35%), 01/29/27(2)	162,533	161,923
Pegasus Bidco BV, 9.61%, (3-Month SOFR + 4.25%), 07/12/29(2)	84,512	84,124
Shearer’s Foods LLC, 8.94%, (SOFR + 3.61%), 09/23/27(2)	53,955	53,888
Triton Water Holdings, Inc., 8.90%, (SOFR + 3.51%), 03/31/28(2)	29,288	27,820
Tropicana (Naked Juice LLC), 8.74%, (3-Month SOFR + 3.35%), 01/19/29(2)	124,370	114,745
Total Food/Tobacco		543,838

Forest Prod/Containers — 0.4%
Kloeckner Pentaplast of America, Inc., 10.48%, (SOFR + 4.98%), 02/12/26(2)	94,515	89,553
Mauser Packaging Solutions Holding Co., 9.32%, (1-Month SOFR + 4.00%), 08/31/26(2)	34,825	33,865
TricorBraun Holdings, Inc., 8.69%, (1-Month SOFR + 3.36%), 01/29/28(2)	93,968	91,242
Total Forest Prod/Containers		214,660

Gaming/Leisure — 0.4%
ECL Entertainment LLC, 10.14%, (3-Month SOFR + 4.75%), 08/16/30(2)	60,000	59,888
Entain Holdings Gibraltar Ltd., 8.99%, (3-Month SOFR + 3.60%), 10/18/29(2)	9,975	9,989
J&J Ventures Gaming, LLC, 9.65%, (SOFR + 4.26%), 04/26/28(2)	19,551	18,674
One Toronto Gaming, 9.64%, (3-Month SOFR + 4.25%), 07/20/30(2)	25,000	25,000
Raptor Acquisition Corp., 9.66%, (3-Month SOFR + 4.26%), 11/01/26(2)	9,875	9,882
Scientific Games Holdings LP, 8.91%, (3-Month SOFR + 3.50%), 02/04/29(2)	84,573	83,294
Total Gaming/Leisure		206,727

Health Care — 1.6%
Bausch & Lomb Corporation, 9.32%, (1-Month SOFR + 4.00%), 09/14/28(2)	45,000	43,397
CHG Healthcare Services, Inc., 8.69%, (1-Month SOFR + 3.36%), 09/22/28(2)	58,387	57,851
Hunter US Bidco, Inc., 9.74%, (3-Month SOFR + 4.35%), 08/19/28(2)	15,797	15,678
Milano Acquisition Corp., 9.49%, (3-Month SOFR + 4.10%), 10/01/27(2)	34,024	32,607
Mozart Borrower LP, 8.69%, (1-Month SOFR + 3.36%), 10/23/28(2)	133,643	132,933
Packaging Coordinators Midco, Inc., 9.15%, (SOFR + 3.76%), 11/30/27(2)	53,846	53,255
Phoenix Guarantor, Inc., 8.69%, (1-Month SOFR + 3.36%), 03/05/26(2)	38,596	38,253

Security Description	Principal	Value

TERM LOANS (continued)

Health Care (continued)
Phoenix Newco, Inc., 8.69%, (1-Month SOFR + 3.36%), 08/11/28(2)	$30,587	$30,264
Star Parent, Inc., 9.39%, (1-Month SOFR + 4.00%), 09/19/30(2)	130,000	124,281
Sunshine Luxembourg VII Sarl, 9.24%, (SOFR + 3.85%), 10/01/26(2)	104,166	104,144
Upstream Newco, Inc., 9.89%, (3-Month SOFR + 4.25%), 11/20/26(2)	21,994	20,844
Viant Medical Holdings, Inc., 9.19%, (1-Month SOFR + 3.86%), 07/02/25(2)	93,272	91,621
Total Health Care		745,128

Housing — 0.3%
Chariot Buyer LLC, 8.67%, (1-Month SOFR + 3.25%), 10/22/28(2)	40,539	39,441
SRS Distribution, Inc., 8.92%, (1-Month SOFR + 3.60%), 06/02/28(2)	4,913	4,799
SRS Distribution, Inc., 8.94%, (1-Month SOFR + 3.61%), 06/02/28(2)	108,700	106,391
Total Housing		150,631

Information Technology — 2.1%
Applied Systems, 9.89%, (3-Month SOFR + 4.50%), 09/19/26(2)	179,100	179,727
Applied Systems, 12.14%, (3-Month SOFR + 6.75%), 09/19/27(2)	29,460	29,656
Central Parent, Inc., 9.41%, (3-Month SOFR + 4.00%), 07/06/29(2)	108,404	107,930
ConnectWise LLC, 8.94%, (1-Month SOFR + 3.61%), 09/24/28(2)	39,300	38,357
Epicor Software Corp, 9.07%, (1-Month SOFR + 3.75%), 07/30/27(2)	5,000	5,016
Epicor Software Corp., 8.69%, (1-Month SOFR + 3.36%), 07/30/27(2)	33,775	33,639
Ncr Atleos, LLC, 10.18%, (1-Month SOFR + 4.85%), 03/22/29(2)	125,000	120,026
Polaris Newco LLC, 9.44%, (1-Month SOFR + 4.11%), 06/02/28(2)	64,835	61,350
Project Ruby Ultimate Parent Corp., 8.69%, (SOFR + 3.36%), 03/10/28(2)	29,250	28,725
Proofpoint, Inc., 8.69%, (1-Month SOFR + 3.36%), 06/09/28(2)	29,475	29,027
RealPage, Inc., 8.44%, (1-Month SOFR + 3.11%), 04/24/28(2)	34,226	33,507
Roper Industrial, 9.89%, (3-Month SOFR + 4.50%), 11/22/29(2)	89,550	89,470
SOFTWARE AG/MOSEL, 0.00%, (SOFR + 0.00%), 08/01/30(8)	37,000	36,954
Sophia LP, 8.92%, (1-Month SOFR + 3.60%), 10/07/27(2)	24,316	24,043
UKG, Inc., 8.76%, (3-Month SOFR + 3.35%), 05/04/26(2)	141,864	141,299
WORLDPAY, 0.00%, (SOFR + 0.00%), 07/05/31(8)	35,000	34,796
Total Information Technology		993,522

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

TERM LOANS (continued)

Manufacturing — 1.2%
Alliance Laundry Systems LLC, 8.93%, (SOFR + 3.60%), 10/08/27(2)	$32,276	$32,259
Arcline FM Holdings LLC, 10.40%, (3-Month SOFR + 5.01%), 06/23/28(2)	128,390	127,202
Arcline FM Holdings LLC, 13.90%, (3-Month SOFR + 8.25%), 06/15/29(2)	15,000	14,550
Chart Industries, Inc, 8.66%, (1-Month SOFR + 3.35%), 03/17/30(2)	59,700	59,675
CPM Holdings, Inc, 9.83%, (1-Month SOFR + 4.50%), 09/21/28(2)	69,000	69,052
Filtration Group Corp., 8.94%, (1-Month SOFR + 3.61%), 10/19/28(2)	107,104	106,442
Madison IAQ LLC, 8.70%, (1-Month SOFR + 3.36%), 06/21/28(2)	39,542	38,199
Safe Fleet Holdings LLC, 9.19%, (1-Month SOFR + 3.85%), 02/17/29(2)	118,670	119,054
Star US Bidco LLC, 9.67%, (1-Month SOFR + 4.35%), 03/17/27(2)	24,117	24,094
Total Manufacturing		590,527

Media/Telecom — Broadcasting — 0.4%
Terrier Media Buyer, Inc., 8.99%, (3-Month SOFR + 3.60%), 12/17/26(2)	89,846	81,230
Univision Comm (fka Umbrella), 8.69%, (1-Month SOFR + 3.36%), 03/15/26(2)	114,415	113,676
Total Media/Telecom — Broadcasting		194,906

Media/Telecom — Cable/Wireless Video — 0.4%
Directv Financing LLC, 10.44%, (1-Month SOFR + 5.11%), 08/02/27(2)	118,590	115,604
Eagle Broadband Investments LLC, 8.65%, (3-Month SOFR + 3.26%), 11/12/27(2)	59,847	58,565
Total Media/Telecom — Cable/Wireless Video		174,169

Media/Telecom — Diversified Media — 0.4%
Century DE Buyer LLC, 0.00%, (SOFR + 0.00%), 09/21/30(8)	30,000	29,831
Century DE Buyer LLC, 9.39%, (SOFR + 4.00%), 09/21/30(2)	12,000	11,932
McGraw-Hill Education, Inc., 10.19%, (1-Month SOFR + 4.86%), 07/28/28(2)	23,520	22,340
Neilson Holdings, 10.51%, (3-Month SOFR + 5.10%), 04/11/29(2)	124,375	109,101
Total Media/Telecom — Diversified Media		173,204

Media/Telecom — Telecommunications — 0.2%
Altice France SA/France, 9.34%, (3-Month USD LIBOR + 3.69%), 01/31/26(2)	28,861	27,045
Numericable U.S. LLC, 8.39%, (3-Month SOFR + 2.75%), 06/22/25(2)	59,849	57,979
Total Media/Telecom — Telecommunications		85,024

Metals/Minerals — 0.2%
Covia Holdings LLC, 9.68%, (3-Month SOFR + 4.26%), 07/31/26(2)	95,000	94,624

Security Description	Principal	Value

TERM LOANS (continued)

Retail — 0.5%
EG America LLC, 9.41%, (SOFR + 4.11%), 02/07/25(2)	$101,145	$101,082
PetSmart, Inc., 9.17%, (SOFR + 3.85%), 02/11/28(2)	128,362	127,011
Total Retail		228,093

Service — 0.9%
AlixPartners, LLP, 8.19%, (1-Month SOFR + 2.86%), 02/04/28(2)	10	10
Brightview Landscapes LLC, 8.63%, (3-Month SOFR + 3.25%), 04/07/29(2)	73,877	73,923
DG Investment Intermediate Holdings 2, Inc, 10.07%, (1-Month SOFR + 4.75%), 03/31/28(2)	64,836	63,932
DXP Enterprises, Inc., 10.29%, (6-Month SOFR + 4.85%), 10/06/30(2)	40,000	39,725
Garda World Security Corp., 9.75%, (3-Month SOFR + 4.35%), 10/30/26(2)	10,000	9,984
Kindercare (Kuehg Corp.), 10.39%, (3-Month SOFR + 5.00%), 05/23/30(2)	80,000	80,077
TMF Sapphire, 10.41%, (3-Month SOFR + 5.00%), 05/27/28(2)	35,000	35,071
University Support Services LLC, 8.67%, (1-Month SOFR + 3.35%), 06/29/28(2)	125,760	124,486
Total Service		427,208

Transportation — Automotive — 0.3%
American Axle, 8.94%, (3-Month SOFR + 3.60%), 12/06/29(2)	48,425	48,324
PAI Holdco, Inc., 9.39%, (3-Month SOFR + 4.01%), 10/28/27(2)	44,320	42,141
Power Solutions, 9.07%, (1-Month SOFR + 3.75%), 05/06/30(2)	30,000	29,992
Total Transportation — Automotive		120,457

Utilities — 0.0%(9)
Generation Bridge Northeast LLC, 9.57%, (1-Month SOFR + 4.25%), 08/03/29(2)	24,909	24,935

Total Term Loans
(Cost $6,288,340)		6,309,992

MORTGAGE BACKED SECURITIES — 12.9%

Asset Backed Security — 0.3%
Mission Lane Credit Card Master Trust, Class A, Series 2023-A, 7.23%, 07/17/28(1)	133,000	131,749

Commercial Mortgage Backed Securities — 1.3%
BX Trust, Class D, Series 2019-OC11, 3.94%, 12/09/41(1)(2)(10)	85,000	68,511
COMM Mortgage Trust, Class A1, Series 2013-300P, 4.35%, 08/10/30(1)	165,000	151,659
COMM Mortgage Trust, Class B, Series 2020-CBM, 3.10%, 02/10/37(1)	45,000	42,097
JPMBB Commercial Mortgage Securities Trust, Class AS, Series 2014-C18, 4.44%, 02/15/47(2)(10)	144,000	141,542

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

MORTGAGE BACKED SECURITIES (continued)

Commercial Mortgage Backed Securities (continued)
MIRA Trust, Class A, Series 2023-MILE, 6.75%, 06/10/38(1)	$145,000	$141,302
Morgan Stanley Bank of America Merrill Lynch Trust, Class AS, Series 2015-C22, 3.56%, 04/15/48	60,000	56,279
Total Commercial Mortgage Backed Securities		601,390

Mortgage Backed Security — 4.8%
Federal Home Loan Mortgage Corporation, 6.00%, 03/01/53	648,229	634,367
Federal National Mortgage Association, 3.50%, 05/01/49	25,299	21,465
Federal National Mortgage Association, 5.00%, 11/01/52	429,922	397,010
Federal National Mortgage Association, 4.50%, 11/01/52	410,829	367,485
Federal National Mortgage Association, 6.00%, 04/01/53	641,320	626,297
Federal National Mortgage Association, 5.50%, 07/01/53	281,308	267,058
Total Mortgage Backed Security		2,313,682

Residential Mortgage Backed Securities — 6.5%
Ajax Mortgage Loan Trust, Class A1, Series 2019-D, 2.96%, 09/25/65(1)(6)	52,178	47,667
AMSR Trust, Class D, Series 2021-SFR3, 2.18%, 10/17/38(1)	100,000	86,379
Arroyo Mortgage Trust, Class A1, Series 2019-1, 3.81%, 01/25/49(1)(2)(10)	120,510	110,872
Arroyo Mortgage Trust, Class A1, Series 2019-2, 3.35%, 04/25/49(1)(2)(10)	103,906	95,257
CAFL Issuer LLC, Class A1, Series 2021-RTL1, 2.24%, 03/28/29(1)(6)	100,000	93,205
Cascade MH Asset Trust, Class A1, Series 2021-MH1, 1.75%, 02/25/46(1)	72,573	60,858
CIM Trust, Class A1, Series 2022-R2, 3.75%, 12/25/61(1)(2)(10)	248,971	221,891
CSMC Trust, Class A1, Series 2020-RPL4, 2.00%, 01/25/60(1)(2)(10)	99,094	83,670
Deephaven Residential Mortgage Trust, Class A1, Series 2022-1, 2.21%, 01/25/67(1)(2)(10)	80,769	69,542
Ellington Financial Mortgage Trust, Class A1, Series 2022-1, 2.21%, 01/25/67(1)(2)(10)	126,427	101,366
INTOWN Mortgage Trust, Class A, Series 2022-STAY, 7.82%, (SOFR + 2.49%), 08/15/39(1)(2)	159,000	159,221
Mill City Mortgage Loan Trust, Class B1, Series 2017-3, 3.25%, 01/25/61(1)(2)(10)	98,024	76,033
New Residential Mortgage Loan Trust, Class A1, Series 2016-1A, 3.75%, 03/25/56(1)(2)(10)	38,010	34,600
New Residential Mortgage Loan Trust, Class A3, Series 2017-2A, 4.00%, 03/25/57(1)(2)(10)	474,311	435,008
New Residential Mortgage Loan Trust, Class M2, Series 2019-RPL2, 3.75%, 02/25/59(1)(2)(10)	100,000	78,442
RCKT Mortgage Trust, Class A1A, Series 2023-CES1, 6.52%, 06/25/43(1)(2)(10)	155,828	154,236

Security Description	Principal	Value

MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Sequoia Mortgage Trust, Class B1, Series 2013-8, 3.48%, 06/25/43(2)(10)	$56,760	$53,230
Starwood Mortgage Residential Trust, Class A1, Series 2020-1, 2.28%, 02/25/50(1)(2)(10)	43,303	40,190
Towd Point Mortgage Trust, Class A2, Series 2017-1, 3.50%, 10/25/56(1)(2)(10)	100,000	96,613
Towd Point Mortgage Trust, Class A2, Series 2017-4, 3.00%, 06/25/57(1)(2)(10)	225,000	195,861
Towd Point Mortgage Trust, Class A2, Series 2018-6, 3.75%, 03/25/58(1)(2)(10)	100,000	81,892
Towd Point Mortgage Trust, Class M1, Series 2020-1, 3.50%, 01/25/60(1)(2)(10)	100,000	76,372
Towd Point Mortgage Trust, Class A2, Series 2021-1, 2.75%, 11/25/61(1)(2)(10)	100,000	73,562
Verus Securitization Trust, Class A1, Series 2022-4, 4.47%, 04/25/67(1)(6)	80,018	74,456
Verus Securitization Trust, Class A1, Series 2022-5, 3.80%, 04/25/67(1)(6)	94,661	83,910
Verus Securitization Trust, Class A1, Series 2022-6, 4.91%, 06/25/67(1)(6)	120,266	114,650
Verus Securitization Trust, Class A1, Series 2022-7, 5.15%, 07/25/67(1)(6)	87,675	84,480
Visio Trust, Class A1, Series 2019-2, 2.72%, 11/25/54(1)(2)(10)	235,580	221,619
Total Residential Mortgage Backed Securities		3,105,082

Total Mortgage Backed Securities
(Cost $6,518,019)		6,151,903

U.S. GOVERNMENT SECURITIES — 8.7%
U.S. Treasury Bill
5.53%, 02/29/24(11)	310,000	304,518
U.S. Treasury Bond
1.88%, 11/15/51	1,005,000	524,327
3.63%, 05/15/53	735,000	573,070
U.S. Treasury Note
2.50%, 04/30/24	245,000	241,398
1.00%, 12/15/24	750,000	714,522
0.88%, 06/30/26	265,000	238,759
4.38%, 08/15/26	215,000	211,943
1.38%, 12/31/28	285,000	239,779
3.38%, 05/15/33	1,230,000	1,087,781

Total U.S. Government Securities
(Cost $4,226,677)		4,136,097

ASSET BACKED SECURITIES — 7.8%
ACHV ABS Trust, Class B, Series 2023-1PL, 6.80%, 03/18/30(1)	150,000	149,879
Affirm Asset Securitization Trust, Class 1A, Series 2022-A, 4.30%, 05/17/27(1)	70,000	68,394
Applebee’s Funding LLC / Ihop Funding LLC, Class A2, Series 2023-1A, 7.82%, 03/05/53(1)	109,000	107,125

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

ASSET BACKED SECURITIES (continued)
Aqua Finance Trust, Class A, Series 2017-A, 3.72%, 11/15/35(1)	$27,392	$27,173
Avant Credit Card Master Trust, Class A, Series 2021-1A, 1.37%, 04/15/27(1)	50,000	46,790
BHG Securitization Trust, Class A, Series 2021-A, 1.42%, 11/17/33(1)	196,072	183,146
Carvana Auto Receivables Trust, Class D, Series 2019-3A, 3.04%, 04/15/25(1)	1,835	1,833
Carvana Auto Receivables Trust, Class E, Series 2019-3A, 4.60%, 07/15/26(1)	55,000	54,446
CF Hippolyta LLC, Class A1, Series 2020-1, 1.69%, 07/15/60(1)	89,945	81,657
Conn Funding II LP, Class B, Series 2022-A, 9.52%, 12/15/26(1)	42,667	42,733
CPS Auto Receivables Trust, Class D, Series 2022-D, 8.73%, 01/16/29(1)	100,000	102,697
CPS Auto Receivables Trust, Class E, Series 2019-D, 3.86%, 10/15/25(1)	49,758	49,276
Dext ABS LLC, Class A2, Series 2023-1, 5.99%, 03/15/32(1)	115,000	113,300
DT Auto Owner Trust, Class D, Series 2023-1A, 6.44%, 11/15/28(1)	155,000	151,864
Encina Equipment Finance LLC, Class B, Series 2022-1A, 5.15%, 01/16/29(1)	100,000	96,839
Exeter Automobile Receivables Trust, Class E, Series 2019-2A, 4.68%, 05/15/26(1)	55,000	54,739
FAT Brands Royalty LLC, Class A2, Series 2021-1A, 4.75%, 04/25/51(1)	49,750	44,877
FHF Trust, Class A2, Series 2023-1A, 6.57%, 06/15/28(1)	119,970	118,428
GLS Auto Receivables Issuer Trust, Class D, Series 2022-2A, 6.15%, 04/17/28(1)	65,000	63,490
Hardee’s Funding LLC, Class A2, Series 2020-1A, 3.98%, 12/20/50(1)	239,235	200,974
Hertz Vehicle Financing III LLC, Class C, Series 2022-1A, 2.63%, 06/25/26(1)	170,000	158,961
Hertz Vehicle Financing LLC, Class D, Series 2022-4A, 6.56%, 09/25/26(1)	65,000	61,816
Hotwire Funding LLC, Class C, Series 2021-1, 4.46%, 11/20/51(1)	65,000	53,443
Jack in the Box Funding LLC, Class A2I, Series 2022-1A, 3.45%, 02/26/52(1)	198,850	177,271
LAD Auto Receivables Trust, Class D, Series 2021-1A, 3.99%, 11/15/29(1)	55,000	51,378
LAD Auto Receivables Trust, Class D, Series 2023-2A, 6.30%, 02/15/31(1)	135,000	130,834
Lendbuzz Securitization Trust, Class A2, Series 2023-2A, 7.09%, 10/16/28(1)	134,000	133,451
Lobel Automobile Receivables Trust, Class B, Series 2023-1, 7.05%, 09/15/28(1)	160,000	156,945
MAPS Trust, Class A, Series 2021-1A, 2.52%, 06/15/46(1)	27,076	23,386
MVW Owner Trust, Class A, Series 2019-1A, 2.89%, 11/20/36(1)	18,795	18,016
NMEF Funding LLC, Class B, Series 2021-A, 1.85%, 12/15/27(1)	48,143	47,479

Security Description	Principal	Value

ASSET BACKED SECURITIES (continued)
Octane Receivables Trust, Class B, Series 2020-1A, 1.98%, 06/20/25(1)	$67,340	$66,937
OneMain Direct Auto Receivables Trust, Class C, Series 2022-1A, 5.31%, 06/14/29(1)	55,000	52,582
Oportun Funding LLC, Class A, Series 2022-1, 3.25%, 06/15/29(1)	8,147	8,084
Santander Drive Auto Receivables Trust, Class C, Series 2022-5, 4.74%, 10/16/28	100,000	96,899
Taco Bell Funding LLC, Class A23, Series 2016-1A, 4.97%, 05/25/46(1)	72,188	69,547
Tesla Auto Lease Trust, Class B, Series 2023-A, 6.41%, 07/20/27(1)	147,000	146,310
TRP LLC, Class A, Series 2021-1, 2.07%, 06/19/51(1)	66,289	56,822
United Auto Credit Securitization Trust, Class C, Series 2023-1, 6.28%, 07/10/28(1)	203,000	200,362
Upstart Securitization Trust, Class B, Series 2021-2, 1.75%, 06/20/31(1)	31,741	31,411
Westlake Automobile Receivables Trust, Class C, Series 2020-3A, 1.24%, 11/17/25(1)	9,809	9,763
ZAXBY’S Funding LLC, Class A2, Series 2021-1A, 3.24%, 07/30/51(1)	230,690	189,207

Total Asset Backed Securities
(Cost $3,794,599)		3,700,564

MUNICIPAL BONDS — 0.2%
Broward County Fl Water & Sewer Utility Revenue, 4.00%, 10/01/47	40,000	33,818
Metropolitan Transportation Authority, 5.00%, 11/15/45	60,000	60,205
Sales Tax Securitization Corp., 3.41%, 01/01/43	5,000	3,446

Total Municipal Bonds
(Cost $117,510)		97,469

COMMON STOCK — 0.0%(9)

Retail — 0.0%(9)
West Marine (Rising Tide)(5)
(Cost $85)	38	166

MONEY MARKET FUND — 2.1%
JP Morgan U.S. Government Money Market Institutional Shares, 5.20%(12) (Cost $1,014,801)	1,014,801	1,014,801

TOTAL INVESTMENTS — 98.1%
(Cost $49,170,355)		46,735,773
Other Assets in Excess of Liabilities — 1.9%		882,861
Net Assets — 100.0%		$47,618,634

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2023, the aggregate value of these securities was $19,849,120, or 41.7% of net assets.

(2)Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2023.

(3)Perpetual security with no stated maturity date.

(4)Security in default, interest payments are being received during the bankruptcy proceedings.

(5)Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

(6)Represents step coupon bond. Rate shown reflects the rate in effect as of October 31, 2023.

(7)Security in default, no interest payments are being received during the bankruptcy proceedings.

(8)This loan will settle after October 31, 2023, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.

(9)Amount rounds to less than 0.05%.

(10)Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(11)Represents a zero coupon bond.  Rate shown reflects the effective yield.

(12)The rate shown reflects the seven-day yield as of October 31, 2023.

Abbreviations:

BAM — Build America Mutual Assurance Company

CMT — Constant Maturity Treasury Index

LIBOR — London InterBank Offered Rate

SOFR — Secured Overnight Financing Rate

USD —  United States Dollar

Currency Abbreviations:

USD —  United States Dollar

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Corporate Bonds	$—	$16,379,052	$719	$16,379,771
Foreign Bonds	—	8,945,010	—	8,945,010
Term Loans	—	6,309,992	—	6,309,992
Mortgage Backed Securities	—	6,151,903	—	6,151,903
U.S. Government Securities	—	4,136,097	—	4,136,097
Asset Backed Securities	—	3,700,564	—	3,700,564
Municipal Bonds	—	97,469	—	97,469
Common Stock	—	—	166	166
Money Market Fund	1,014,801	—	—	1,014,801
Total	$1,014,801	$45,720,087	$885	$46,735,773

Security held by the Fund with an end of year value of $719 was transferred from Level 2 to Level 3 due to an decrease in trading activities at year end.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the year ended October 31, 2023.

Schedule of Investments — Virtus Private Credit Strategy ETF

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 58.4%

Financials — 58.4%
Ares Capital Corp.	24,447	$463,515
Bain Capital Specialty Finance, Inc.(1)	30,216	457,470
Barings BDC, Inc.	53,672	474,460
BlackRock Capital Investment Corp.(1)	156,461	511,627
BlackRock TCP Capital Corp.	42,008	441,084
Blackstone Secured Lending Fund(1)	9,724	266,146
Capital Southwest Corp.	21,235	459,525
Carlyle Secured Lending, Inc.	31,771	432,086
CION Investment Corp.	32,027	316,427
Crescent Capital BDC, Inc.	31,343	487,384
Fidus Investment Corp.	21,337	385,773
FS KKR Capital Corp.	32,181	609,830
Gladstone Capital Corp.	41,982	399,669
Gladstone Investment Corp.(1)	28,789	385,772
Goldman Sachs BDC, Inc.	46,110	631,246
Golub Capital BDC, Inc.	29,019	417,874
Hercules Capital, Inc.	26,592	409,517
Horizon Technology Finance Corp.(1)	44,246	490,246
Main Street Capital Corp.(1)	8,520	324,868
MidCap Financial Investment Corp.	38,642	493,458
Monroe Capital Corp.	37,437	253,823
New Mountain Finance Corp.	38,812	480,492
Oaktree Specialty Lending Corp.	25,695	488,205
OFS Capital Corp.	25,678	253,699
Oxford Square Capital Corp.	89,297	258,068
PennantPark Floating Rate Capital Ltd.	54,433	547,052
PennantPark Investment Corp.	68,899	425,796
Portman Ridge Finance Corp.	14,065	240,511
Prospect Capital Corp.(1)	100,721	517,706
Runway Growth Finance Corp.(1)	26,848	327,009
Saratoga Investment Corp.	16,159	379,252
Sixth Street Specialty Lending, Inc.	21,901	425,098
SLR Investment Corp.	39,376	559,139
Stellus Capital Investment Corp.	32,950	411,875
TriplePoint Venture Growth BDC Corp.(1)	62,320	589,547
WhiteHorse Finance, Inc.	44,358	521,650
Total Financials		15,536,899
Total Common Stocks
(Cost $18,094,432)		15,536,899

CLOSED-END FUNDS(2) — 38.6%
Ares Dynamic Credit Allocation Fund, Inc.	38,889	474,446
BlackRock 2037 Municipal Target Term Trust	3,418	74,444
BlackRock Debt Strategies Fund, Inc.	40,957	405,065
BlackRock Floating Rate Income Strategies Fund, Inc.	31,438	370,969
BlackRock Floating Rate Income Trust	33,711	391,722
BlackRock Income Trust, Inc.	43,973	467,433
BlackRock Innovation and Growth Term Trust	67,960	429,507
BlackRock Limited Duration Income Trust	35,240	443,319
Blackstone Senior Floating Rate Term Fund	29,113	372,647

Security Description	Shares	Value

CLOSED-END FUNDS(2) (continued)

Blackstone Strategic Credit Term Fund	37,410	$398,042
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.(1)	49,793	375,439
Eaton Vance Floating-Rate Income Trust(1)	33,684	396,124
Eaton Vance Senior Floating-Rate Trust	34,221	398,333
Eaton Vance Senior Income Trust(1)	73,394	424,217
First Trust Senior Floating Rate Income Fund II	52,083	505,726
Invesco Dynamic Credit Opportunity Fund	3,042	34,074
Invesco Quality Municipal Income Trust	34,505	281,561
Invesco Senior Income Trust	128,312	500,417
KKR Income Opportunities Fund	46,929	532,644
Nuveen Credit Strategies Income Fund	121,264	592,981
Nuveen Floating Rate Income Fund	58,670	459,386
Oxford Lane Capital Corp.	169,226	802,131
Pioneer Floating Rate Fund, Inc.	51,826	446,740
XAI Octagon Floating Rate Alternative Income Term Trust	97,765	678,489
Total Closed-End Funds
(Cost $11,907,055)		10,255,856

SECURITIES LENDING COLLATERAL — 9.7%

Money Market Fund — 9.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.23%(3)(4)
(Cost $2,571,040)	2,571,040	2,571,040

TOTAL INVESTMENTS — 106.7%
(Cost $32,572,527)		28,363,795
Liabilities in Excess of Other Assets — (6.7)%		(1,769,804)
Net Assets — 100.0%		$26,593,991

___________

(1)All or a portion of the security was on loan. The aggregate market value of securities on loan was $2,527,935; total market value of collateral held by the Fund was $2,571,040.

(2)Shares of each fund are publicly offered, and each prospectus and annual report are publicly available.

(3)Represents securities purchased with cash collateral received for securities on loan.

(4)The rate shown reflects the seven-day yield as of October 31, 2023.

Schedule of Investments — Virtus Private Credit Strategy ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$15,536,899	$—	$—	$15,536,899
Closed-End Funds	10,255,856	—	—	10,255,856
Money Market Fund	2,571,040	—	—	2,571,040
Total	$28,363,795	$—	$—	$28,363,795

Schedule of Investments — Virtus Real Asset Income ETF

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 96.5%

Communication Services — 6.7%
BCE, Inc. (Canada)	5,112	$189,809
Cogent Communications Holdings, Inc.	3,089	200,723
KT Corp. (South Korea)(1)	16,541	199,815
Lumen Technologies, Inc.*	131,621	192,167
Mobile TeleSystems PJSC (Russia)(2)	387,202	4
TELUS Corp. (Canada)	12,062	194,440
Vodafone Group PLC (United Kingdom)(1)	20,310	187,664
Total Communication Services		1,164,622

Consumer Staples — 2.2%
Alico, Inc.	7,861	192,123
Fresh Del Monte Produce, Inc.	7,815	195,375
Total Consumer Staples		387,498

Energy — 23.3%
Cheniere Energy Partners LP(3)	3,583	199,788
ConocoPhillips	1,699	201,841
Coterra Energy, Inc.	7,769	213,648
Crescent Point Energy Corp. (Canada)	25,592	204,992
Delek Logistics Partners LP	4,772	220,562
Devon Energy Corp.	4,371	203,557
Diamondback Energy, Inc.	1,344	215,470
Dorchester Minerals LP(3)	7,027	196,053
Enbridge, Inc. (Canada)	5,915	189,517
EOG Resources, Inc.	1,653	208,691
Geopark Ltd. (Colombia)	20,047	198,064
Hess Midstream LP Class A	6,827	204,810
Kimbell Royalty Partners LP	13,267	213,864
Natural Resource Partners LP	2,641	174,306
Permian Basin Royalty Trust	9,390	186,392
Petroleo Brasileiro SA (Brazil)(1)	13,530	202,950
Pioneer Natural Resources Co.	911	217,729
Sabine Royalty Trust(3)	3,151	181,970
TC Energy Corp. (Canada)	5,606	193,127
Viper Energy Partners LP	7,244	206,309
Total Energy		4,033,640

Materials — 18.7%
Agnico Eagle Mines Ltd. (Canada)	4,124	193,457
Anglogold Ashanti PLC (United Kingdom)	11,074	197,560
B2Gold Corp. (Canada)	65,177	210,522
Barrick Gold Corp. (Canada)	12,649	202,131
Braskem SA Class A (Brazil)*(1)(3)	23,600	150,804
CVR Partners LP(3)	2,579	203,303
Dow, Inc.	3,969	191,861
DRDGOLD Ltd. (South Africa)(1)	22,781	193,866
Gerdau SA (Brazil)(1)	41,284	179,172
Gold Fields Ltd. (South Africa)(1)	16,928	220,403
ICL Group Ltd. (Israel)(3)	36,126	174,489
Newmont Corp.	5,004	187,500

Security Description	Shares	Value

COMMON STOCKS (continued)

Materials (continued)
Pan American Silver Corp. (Canada)	13,128	$191,800
Southern Copper Corp. (Mexico)	2,672	189,445
SunCoke Energy, Inc.	20,835	198,141
Ternium SA (Mexico)(1)	5,313	199,184
Tronox Holdings PLC	15,090	161,312
Total Materials		3,244,950

Real Estate — 30.6%
Agree Realty Corp.	3,552	198,699
Alexander & Baldwin, Inc.	11,939	188,636
Alexandria Real Estate Equities, Inc.	1,977	184,118
American Assets Trust, Inc.	10,518	186,695
American Tower Corp.	1,205	214,719
Camden Property Trust	2,039	173,070
CareTrust REIT, Inc.	9,900	213,048
Crown Castle, Inc.	2,178	202,511
CTO Realty Growth, Inc.	12,418	201,047
CubeSmart	5,205	177,439
Digital Realty Trust, Inc.	1,637	203,577
EastGroup Properties, Inc.	1,205	196,716
Equity LifeStyle Properties, Inc.	3,043	200,229
Essential Properties Realty Trust, Inc.	8,958	196,628
Essex Property Trust, Inc.	927	198,304
Extra Space Storage, Inc.	1,653	171,234
First Industrial Realty Trust, Inc.	4,124	174,445
Four Corners Property Trust, Inc.	8,603	183,244
Getty Realty Corp.	7,012	186,660
Healthcare Realty Trust, Inc.	13,066	187,497
Innovative Industrial Properties, Inc.	2,487	178,641
Invitation Homes, Inc.	6,147	182,504
Medical Properties Trust, Inc.(3)	38,180	182,500
Mid-America Apartment Communities, Inc.	1,529	180,651
National Storage Affiliates Trust	6,178	176,197
Sun Communities, Inc.	1,637	182,100
Terreno Realty Corp.	3,491	186,001
VICI Properties, Inc.	6,734	187,879
Total Real Estate		5,294,989

Utilities — 15.0%
Alliant Energy Corp.	3,954	192,916
American Electric Power Co., Inc.	2,533	191,343
Black Hills Corp.	3,753	181,457
Cia Energetica de Minas Gerais (Brazil)(1)	78,877	179,051
Cia Paranaense de Energia (Brazil)(1)	22,627	184,636
CMS Energy Corp.	3,583	194,700
Eversource Energy	3,166	170,299
Fortis, Inc. (Canada)(3)	5,035	200,040
National Grid PLC (United Kingdom)(1)(3)	3,166	190,435
New Jersey Resources Corp.	4,772	193,648
NextEra Energy Partners LP	4,232	114,560

Schedule of Investments — Virtus Real Asset Income ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS (continued)

Utilities (continued)
NiSource, Inc.	7,491	$188,474
NRG Energy, Inc.	5,344	226,479
Portland General Electric Co.	4,711	188,534
Total Utilities		2,596,572
Total Common Stocks
(Cost $22,093,995)		16,722,271

SECURITIES LENDING COLLATERAL — 5.7%

Money Market Fund — 5.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.23%(4)(5)
(Cost $984,193)	984,193	984,193

Security Description	Shares	Value

TOTAL INVESTMENTS — 102.2%
(Cost $23,078,188)		$17,706,464
Liabilities in Excess of Other Assets — (2.2)%		(386,516)
Net Assets — 100.0%		$17,319,948

___________

*Non-income producing security.

(1)American Depositary Receipts.

(2)Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

(3)All or a portion of the security was on loan. The aggregate market value of securities on loan was $1,138,483; total market value of collateral held by the Fund was $1,166,836. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $182,643.

(4)Represents securities purchased with cash collateral received for securities on loan.

(5)The rate shown reflects the seven-day yield as of October 31, 2023.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$16,722,267	$—	$4	$16,722,271
Money Market Fund	984,193	—	—	984,193
Total	$17,706,460	$—	$4	$17,706,464

The value of level 3 security represents valuations of Russian Common Stock for which Management has determined include significant unobservable inputs as of October 31, 2023.

There were no transfers into or out of Level 3 related to security held at October 31, 2023.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the year ended October 31, 2023.

Schedule of Investments — Virtus WMC International Dividend ETF

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 98.1%

Australia — 9.4%
Ampol Ltd.	824	$16,653
BHP Group Ltd.	7,641	215,694
Computershare Ltd.	2,417	38,009
Fortescue Metals Group Ltd.	3,697	52,298
Glencore PLC	30,970	163,801
Rio Tinto PLC	3,523	225,021
Woodside Energy Group Ltd.	4,059	88,213
Total Australia		799,689

Austria — 1.2%
OMV AG	2,356	103,106

Brazil — 0.5%
Yara International ASA	1,185	38,719

Canada — 9.3%
Algonquin Power & Utilities Corp.	8,004	40,287
BCE, Inc.	2,515	93,364
Canadian Imperial Bank of Commerce	1,477	52,093
Emera, Inc.	2,529	82,832
Enbridge, Inc.	2,676	85,756
IGM Financial, Inc.	356	8,015
Keyera Corp.	3,559	82,767
Manulife Financial Corp.	8,892	154,788
TC Energy Corp.	2,482	85,481
TELUS Corp.	6,774	109,224
Total Canada		794,607

China — 2.1%
BOC Hong Kong Holdings Ltd.	32,088	84,882
SITC International Holdings Co., Ltd.	56,259	86,560
Xinyi Glass Holdings Ltd.	8,940	10,271
Total China		181,713

Denmark — 1.0%
Tryg A/S	4,499	87,795

Finland — 1.1%
Kesko OYJ Class B	5,270	89,024

France — 7.1%
AXA SA	3,505	103,675
Bouygues SA	3,194	112,235
Engie SA	5,534	87,856
Orange SA	7,122	83,723
TotalEnergies SE	3,328	222,550
Total France		610,039

Security Description	Shares	Value

COMMON STOCKS (continued)

Germany — 3.3%
Allianz SE	842	$196,804
Deutsche Post AG	1,533	59,627
Telefonica Deutschland Holding AG	13,777	23,375
Total Germany		279,806

Hong Kong — 3.0%
HKT Trust & HKT Ltd.	95,436	98,787
MTR Corp. Ltd.	13,154	49,168
Power Assets Holdings Ltd.	22,699	108,488
Total Hong Kong		256,443

Israel — 0.2%
Bank Leumi Le—Israel BM	2,779	17,869

Italy — 3.9%
Assicurazioni Generali SpA	5,806	115,157
Enel SpA	14,351	90,927
Eni SpA	602	9,827
Intesa Sanpaolo SpA	33,940	88,218
Snam SpA	5,802	26,582
Total Italy		330,711

Japan — 15.4%
Canon, Inc.	3,549	83,144
Daito Trust Construction Co., Ltd.	832	88,648
Daiwa House Industry Co., Ltd.	328	8,931
Isuzu Motors Ltd.	6,442	70,572
Japan Tobacco, Inc.	7,856	182,490
Komatsu Ltd.	2,748	62,783
Obic Co., Ltd.	189	27,738
Otsuka Corp.	379	15,060
Persol Holdings Co., Ltd.	35,755	52,910
SBI Holdings, Inc.	4,111	87,522
SCSK Corp.	5,256	89,065
Sekisui House Ltd.	6,246	121,108
SoftBank Corp.	14,855	167,097
Sumitomo Corp.	1,696	32,880
Takeda Pharmaceutical Co., Ltd.	2,659	71,275
Tokio Marine Holdings, Inc.	3,268	72,076
Trend Micro, Inc.	826	30,746
USS Co., Ltd.	2,967	51,412
Total Japan		1,315,457

Netherlands — 0.4%
ASR Nederland NV	226	8,418
Koninklijke Ahold Delhaize NV	841	24,916
Total Netherlands		33,334

Schedule of Investments — Virtus WMC International Dividend ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS (continued)

Norway — 3.2%
Aker BP ASA	4,065	$116,845
Equinor ASA	2,533	84,906
Telenor ASA	7,208	73,655
Total Norway		275,406

Singapore — 5.1%
CapitaLand Integrated Commercial Trust	6,695	8,606
DBS Group Holdings Ltd.	3,566	85,559
Mapletree Pan Asia Commercial Trust	36,513	35,469
Oversea—Chinese Banking Corp. Ltd.	20,460	189,484
Singapore Technologies Engineering Ltd.	35,576	97,700
United Overseas Bank Ltd.	819	16,163
Total Singapore		432,981

Spain — 3.6%
ACS Actividades de Construccion y Servicios SA	2,489	89,990
Aena SME SA(1)	166	24,019
CaixaBank SA	21,755	88,278
Enagas SA	5,969	99,758
Iberdrola SA	787	8,744
Total Spain		310,789

Sweden — 0.9%
Tele2 AB Class B	10,615	75,259

Switzerland — 8.6%
Adecco Group AG	2,698	101,555
Kuehne + Nagel International AG	30	8,063
Novartis AG	2,714	252,231
SGS SA	632	51,399
Zurich Insurance Group AG	686	324,731
Total Switzerland		737,979

Security Description	Shares	Value

COMMON STOCKS (continued)

United Kingdom — 11.0%
British American Tobacco PLC	2,872	$85,664
HSBC Holdings PLC	1,615	11,626
Imperial Brands PLC	7,025	149,510
Legal & General Group PLC	32,943	84,646
M&G PLC	9,798	23,604
National Grid PLC	9,770	116,208
Phoenix Group Holdings PLC	15,384	84,854
St James’s Place PLC	2,808	21,829
Unilever PLC	7,036	332,584
Vodafone Group PLC	31,967	29,413
Total United Kingdom		939,938

United States — 7.8%
Sanofi SA	3,281	297,518
Stellantis NV	9,335	173,842
Swiss Re AG	1,806	196,791
Total United States		668,151
Total Common Stocks
(Cost $8,457,406)		8,378,815

PREFERRED STOCKS — 1.0%

Germany — 1.0%
Bayerische Motoren Werke AG, 10.25%	982	83,280
Total Preferred Stocks
(Cost $92,157)		83,280

TOTAL INVESTMENTS — 99.1%
(Cost $8,549,563)		8,462,095
Other Assets in Excess of Liabilities — 0.9%		80,982
Net Assets — 100.0%		$8,543,077

___________

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2023, the aggregate value of these securities was $24,019, or 0.3% of net assets.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$8,378,815	$—	$—	$8,378,815
Preferred Stocks	83,280	—	—	83,280
Total	$8,462,095	$—	$—	$8,462,095

Statements of Assets and Liabilities

October 31, 2023

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF	Virtus InfraCap U.S. Preferred Stock ETF	Virtus LifeSci Biotech Clinical Trials ETF	Virtus LifeSci Biotech Products ETF
Assets:
Investments, at cost	$68,056,854	$873,513,506	$15,846,810	$16,630,105
Investments, at value (including securities on loan)(a)	55,796,759	768,110,753	8,405,363	13,890,213
Cash	705,953	2,268,578	275,392	119,704
Receivables:
Dividends and interest	83,121	773,701	532	242
Capital shares sold	—	3,647,217	—	—
Securities lending	—	—	2,647	152
Tax reclaim	—	85,888	3,637	284
Investment securities sold	—	644,382	—	—
Prepaid expenses	229	229	229	229
Total Assets	56,586,062	775,530,748	8,687,800	14,010,824
Liabilities:
Bank borrowings	—	158,957,427	—	—
Payables:
Investment securities purchased	—	5,962,776	—	—
Collateral for securities on loan	—	—	647,190	—
Interest expense	—	920,234	—	—
Advisory fees	21,907	411,895	5,517	9,647
Total Liabilities	21,907	166,252,332	652,707	9,647
Net Assets	$56,564,155	$609,278,416	$8,035,093	$14,001,177
Net Assets Consist of:
Paid-in capital	$81,363,058	$730,320,797	$73,057,819	$33,115,341
Total distributable earnings (accumulated deficit)	(24,798,903)	(121,042,381)	(65,022,726)	(19,114,164)
Net Assets	$56,564,155	$609,278,416	$8,035,093	$14,001,177
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	3,450,004	33,250,004	450,004	300,004
Net asset value per share	$16.40	$18.32	$17.86	$46.67
(a)Market value of securities on loan	$—	$—	$1,299,727	$2,169,903

Statements of Assets and Liabilities (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet Multi-Sector Bond ETF	Virtus Private Credit Strategy ETF	Virtus Real Asset Income ETF	Virtus WMC International Dividend ETF
Assets:
Investments, at cost	$49,170,355	$32,572,527	$23,078,188	$8,549,563
Investments, at value (including securities on loan)(a)	46,735,773	28,363,795	17,706,464	8,462,095
Cash	82,142	752,019	985,971	21,064
Foreign currency(b)	—	—	—	4,024
Receivables:
Investment securities sold	778,839	—	5,762	5
Dividends and interest	503,586	60,585	66,376	26,835
Due from Adviser	14,642	—	—	—
Securities lending	—	10,966	2,003	—
Tax reclaim	—	—	3,704	34,501
Prepaid expenses	2,290	172	172	229
Other assets	—	—	43,562	—
Total Assets	48,117,272	29,187,537	18,814,014	8,548,753
Liabilities:
Payables:
Investment securities purchased	370,005	—	501,742	—
Collateral for securities on loan	—	2,571,040	984,193	—
Advisory fees	43,003	22,506	8,131	3,560
Professional fees	35,374	—	—	—
Trustee fees	12,883	—	—	—
Other accrued expenses	37,373	—	—	2,116
Total Liabilities	498,638	2,593,546	1,494,066	5,676
Net Assets	$47,618,634	$26,593,991	$17,319,948	$8,543,077
Net Assets Consist of:
Paid-in capital	$55,323,006	$40,648,616	$66,850,408	$8,972,705
Total distributable earnings (accumulated deficit)	(7,704,372)	(14,054,625)	(49,530,460)	(429,628)
Net Assets	$47,618,634	$26,593,991	$17,319,948	$8,543,077
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	2,250,004	1,300,004	800,004	350,004
Net asset value per share	$21.16	$20.46	$21.65	$24.41
(a)Market value of securities on loan	$—	$2,527,935	$1,138,483	$—
(b)Foreign currency, at cost	$—	$—	$—	$4,024

Statements of Operations

For the Year Ended October 31, 2023

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF	Virtus InfraCap U.S. Preferred Stock ETF	Virtus LifeSci Biotech Clinical Trials ETF	Virtus LifeSci Biotech Products ETF
Investment Income:
Dividend income (net of foreign withholding taxes)	$4,192,001	$56,004,931	$90,032	$21,411
Interest income	8,822	39,951	6,540	3,939
Securities lending, net of fees	—	—	34,934	2,260
Total Investment Income	4,200,823	56,044,882	131,506	27,610

Expenses:
Advisory fees	271,412	4,383,815	102,495	137,630
Interest expenses	—	9,432,187	—	—
Total Expenses	271,412	13,816,002	102,495	137,630
Net Investment Income (Loss)	3,929,411	42,228,880	29,011	(110,020)

Net Realized Gain (Loss) on:
Investments	(2,080,284)	(22,845,486)	(5,025,483)	1,161,759
In-kind redemptions	80,465	2,482,540	998,700	525,159
Securities sold short	—	36,600	—	—
Total Net Realized Gain (Loss)	(1,999,819)	(20,326,346)	(4,026,783)	1,686,918

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	2,474,881	17,688,788	(63,857)	(1,260,331)
Total Change in Net Unrealized Appreciation (Depreciation)	2,474,881	17,688,788	(63,857)	(1,260,331)
Net Realized and Change in Unrealized Gain (Loss)	475,062	(2,637,558)	(4,090,640)	426,587
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,404,473	$39,591,322	$(4,061,629)	$316,567
Foreign withholding taxes	$—	$217,409	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Operations (continued)

For the Year Ended October 31, 2023

	Virtus Newfleet Multi-Sector Bond ETF	Virtus Private Credit Strategy ETF	Virtus Real Asset Income ETF	Virtus WMC International Dividend ETF
Investment Income:
Dividend income (net of foreign withholding taxes)	$—	$2,989,694	$934,615	$423,564
Interest income	3,506,823	11,679	19,756	1,035
Securities lending, net of fees	—	108,684	63,710	—
Total Investment Income	3,506,823	3,110,057	1,018,081	424,599

Expenses:
Advisory fees	244,830	185,057	155,018	39,569
Professional fees	46,108	—	—	—
Accounting and administration fees	45,265	—	—	—
Pricing fees	44,940	—	—	—
Transfer agent fees	20,744	—	—	—
Trustee fees	11,671	—	—	—
Exchange listing fees	9,329	—	—	—
Custody fees	5,598	—	—	—
Report to shareholders fees	5,340	—	—	—
Insurance fees	4,114	—	—	—
Total Expenses	437,939	185,057	155,018	39,569
Less expense waivers/reimbursements	(168,746)	—	—	—
Net Expenses	269,193	185,057	155,018	39,569
Net Investment Income	3,237,630	2,925,000	863,063	385,030

Net Realized Gain (Loss) on:
Investments	(1,528,857)	(2,032,194)	(5,475,337)	(242,321)
In-kind redemptions	—	(2,091,215)	(1,571,352)	—
Foreign currency transactions	—	—	21	323
Total Net Realized Loss	(1,528,857)	(4,123,409)	(7,046,668)	(241,998)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	569,218	1,195,696	7,181,691	1,001,992
Foreign currency translations	—	—	(25)	830
Total Change in Net Unrealized Appreciation	569,218	1,195,696	7,181,666	1,002,822
Net Realized and Change in Unrealized Gain (Loss)	(959,639)	(2,927,713)	134,998	760,824
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,277,991	$(2,713)	$998,061	$1,145,854
Foreign withholding taxes	$—	$—	$31,473	$57,951

Statements of Changes in Net Assets

For the Year Ended October 31, 2023

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF		Virtus InfraCap U.S. Preferred Stock ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$3,929,411	$2,383,786	$42,228,880	$35,209,915
Net realized gain (loss)	(1,999,819)	(7,418,657)	(20,326,346)	20,290,785
Net change in unrealized appreciation (depreciation)	2,474,881	(18,257,024)	17,688,788	(167,879,060)
Net increase (decrease) in net assets resulting from operations	4,404,473	(23,291,895)	39,591,322	(112,378,360)
Distributions to Shareholders	(3,748,137)	(3,360,547)	(46,177,337)	(45,741,008)
Distributions to Shareholders from return of capital	(1,285,869)	(1,673,459)	(10,423,671)	—
Total distributions	(5,034,006)	(5,034,006)	(56,601,008)	(45,741,008)

Shareholder Transactions:
Proceeds from shares sold	8,236,173	11,130,838	190,529,617	132,836,150
Cost of shares redeemed	(5,106,974)	(16,279,277)	(20,377,242)	(45,701,870)
Net increase (decrease) in net assets resulting from shareholder transactions	3,129,199	(5,148,439)	170,152,375	87,134,280
Increase (decrease) in net assets	2,499,666	(33,474,340)	153,142,689	(70,985,088)

Net Assets:
Beginning of year	54,064,489	87,538,829	456,135,727	527,120,815
End of year	$56,564,155	$54,064,489	$609,278,416	$456,135,727

Changes in Shares Outstanding:
Shares outstanding, beginning of year	3,300,004	3,600,004	24,500,004	20,950,004
Shares sold	450,000	500,000	9,750,000	5,650,000
Shares redeemed	(300,000)	(800,000)	(1,000,000)	(2,100,000)
Shares outstanding, end of year	3,450,004	3,300,004	33,250,004	24,500,004

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the Year Ended October 31, 2023

	Virtus LifeSci Biotech Clinical Trials ETF		Virtus LifeSci Biotech Products ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$29,011	$(121,956)	$(110,020)	$(99,780)
Net realized gain (loss)	(4,026,783)	(16,056,251)	1,686,918	(3,535,364)
Net change in unrealized appreciation (depreciation)	(63,857)	1,184,424	(1,260,331)	1,302,023
Net increase (decrease) in net assets resulting from operations	(4,061,629)	(14,993,783)	316,567	(2,333,121)

Shareholder Transactions:
Proceeds from shares sold	—	5,967,004	—	2,288,842
Cost of shares redeemed	(6,019,212)	(8,347,720)	(2,664,613)	(6,931,707)
Net decrease in net assets resulting from shareholder transactions	(6,019,212)	(2,380,716)	(2,664,613)	(4,642,865)
Decrease in net assets	(10,080,841)	(17,374,499)	(2,348,046)	(6,975,986)

Net Assets:
Beginning of year	18,115,934	35,490,433	16,349,223	23,325,209
End of year	$8,035,093	$18,115,934	$14,001,177	$16,349,223

Changes in Shares Outstanding:
Shares outstanding, beginning of year	700,004	800,004	350,004	450,004
Shares sold	—	150,000	—	50,000
Shares redeemed	(250,000)	(250,000)	(50,000)	(150,000)
Shares outstanding, end of year	450,004	700,004	300,004	350,004

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the Year Ended October 31, 2023

	Virtus Newfleet Multi-Sector Bond ETF		Virtus Private Credit Strategy ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$3,237,630	$1,021,605	$2,925,000	$2,703,114
Net realized loss	(1,528,857)	(999,178)	(4,123,409)	(1,619,996)
Net change in unrealized appreciation (depreciation)	569,218	(3,244,164)	1,195,696	(5,277,112)
Net increase (decrease) in net assets resulting from operations	2,277,991	(3,221,737)	(2,713)	(4,193,994)
Distributions to Shareholders	(3,089,988)	(988,884)	(2,724,501)	(2,736,879)

Shareholder Transactions:
Proceeds from shares sold	40,472,226	35,945,947	36,194,903	15,270,250
Cost of shares redeemed	(33,834,144)	(10,113,540)	(28,608,764)	(17,793,017)
Net increase (decrease) in net assets resulting from shareholder transactions	6,638,082	25,832,407	7,586,139	(2,522,767)
Increase (decrease) in net assets	5,826,085	21,621,786	4,858,925	(9,453,640)

Net Assets:
Beginning of year	41,792,549	20,170,763	21,735,066	31,188,706
End of year	$47,618,634	$41,792,549	$26,593,991	$21,735,066

Changes in Shares Outstanding:
Shares outstanding, beginning of year	1,950,004	800,004	1,050,004	1,200,004
Shares sold	1,850,000	1,600,000	1,650,000	600,000
Shares redeemed	(1,550,000)	(450,000)	(1,400,000)	(750,000)
Shares outstanding, end of year	2,250,004	1,950,004	1,300,004	1,050,004

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the Year Ended October 31, 2023

	Virtus Real Asset Income ETF		Virtus WMC International Dividend ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$863,063	$4,609,440	$385,030	$395,039
Net realized gain (loss)	(7,046,668)	11,560,635	(241,998)	(113,707)
Net change in unrealized appreciation (depreciation)	7,181,666	(30,510,644)	1,002,822	(1,272,595)
Net increase (decrease) in net assets resulting from operations	998,061	(14,340,569)	1,145,854	(991,263)
Distributions to Shareholders	(1,496,841)	(4,478,009)	(380,432)	(825,604)

Shareholder Transactions:
Proceeds from shares sold	—	74,482,507	1,270,370	1,182,444
Cost of shares redeemed	(27,601,677)	(149,826,507)	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	(27,601,677)	(75,344,000)	1,270,370	1,182,444
Increase (decrease) in net assets	(28,100,457)	(94,162,578)	2,035,792	(634,423)

Net Assets:
Beginning of year	45,420,405	139,582,983	6,507,285	7,141,708
End of year	$17,319,948	$45,420,405	$8,543,077	$6,507,285

Changes in Shares Outstanding:
Shares outstanding, beginning of year	1,950,004	5,200,004	300,004	250,004
Shares sold	—	2,750,000	50,000	50,000
Shares redeemed	(1,150,000)	(6,000,000)	—	—
Shares outstanding, end of year	800,004	1,950,004	350,004	300,004

Statement of Cash Flows

For the Year Ended October 31, 2023

The accompanying notes are an integral part of these financial statements.

Virtus InfraCap U.S. Preferred Stock ETF
Cash Flows From Operating Activities:
Net increase (decrease) in net assets from operations	$39,591,322
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(177,062,607)
Proceeds from sales of investments	217,999,633
Net proceeds from securities sold short	560,466
Payments made to cover securities sold short	(523,866)
Net realized (gain) loss on investments	22,845,486
Net realized (gain) loss on securities sold short	(36,600)
Net realized (gain) loss on in-kind redemptions	(2,482,540)
Net change in unrealized (appreciation) depreciation on investments	(17,688,788)
(Increase) decrease in due from brokers	9,014
(Increase) decrease in dividends and interest receivable	(239,186)
(Increase) decrease in prepaid expenses	(58)
(Increase) decrease in tax reclaim receivable	(62,685)
Increase (decrease) in advisory fees payable	99,153
Increase (decrease) in interest expense	864,985
Net cash provided by (used in) operating activities	83,873,729

Cash Flows provided by (used in) Financing Activities:
Proceeds from borrowings	22,788,498
Payments for fund shares sold in excess of in-kind creations	(49,021,028)
Distributions paid	(56,601,008)
Net cash provided by (used in) financing activities	(82,833,538)

Net increase (decrease) in cash	1,040,191
Cash, beginning of year	1,228,387
Cash, end of year	$2,268,578

Supplemental information:
Interest paid on borrowings	$8,567,202

Non-cash financing activities:
In-kind creations — Issued	241,642,109
In-kind creations — Redeemed	26,115,923

Financial Highlights

October 31, 2023

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$16.38	$24.32	$21.71	$25.26	$23.65
Investment operations:
Net investment income[1]	1.13	0.68	0.63	1.05	1.32
Net realized and unrealized gain (loss)	0.33	(7.18)	3.42	(3.14)	1.83
Total from investment operations	1.46	(6.50)	4.05	(2.09)	3.15

Less Distributions from:
Net investment income	(1.07)	(0.96)	(1.44)	(1.22)	(1.30)
Return of capital	(0.37)	(0.48)	—	(0.24)	(0.24)
Total distributions	(1.44)	(1.44)	(1.44)	(1.46)	(1.54)
Net Asset Value, End of year	$16.40	$16.38	$24.32	$21.71	$25.26
Net Asset Value Total Return[2]	8.84%	(27.70)%	18.93%	(8.06)%	13.78%
Net assets, end of year (000’s omitted)	$56,564	$54,064	$87,539	$52,104	$37,885

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45%[3]
Net investment income	6.51%	3.25%	2.61%	4.75%	5.42%
Portfolio turnover rate[4]	14%	79%	144%	38%	66%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

	Virtus InfraCap U.S. Preferred Stock ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$18.62	$25.16	$19.26	$26.43	$24.47
Investment operations:
Net investment income[1]	1.48	1.50	1.18	1.40	1.44
Net realized and unrealized gain (loss)	0.20 [2]	(6.09)	6.62	(6.25)	2.80
Total from investment operations	1.68	(4.59)	7.80	(4.85)	4.24

Less Distributions from:
Net investment income	(1.62)	(1.95)	(1.59)	(1.81)	(2.28)
Net realized gains	—	—	(0.26)	(0.43)	—
Return of capital	(0.36)	—	(0.05)	(0.08)	—
Total distributions	(1.98)	(1.95)	(1.90)	(2.32)	(2.28)
Net Asset Value, End of year	$18.32	$18.62	$25.16	$19.26	$26.43
Net Asset Value Total Return[3]	9.15%	(19.28)%	41.52%	(18.37)%	18.37%
Net assets, end of year (000’s omitted)	$609,278	$456,136	$527,121	$146,397	$88,525

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	2.52%[4]	1.40%[5]	1.21%[6]	1.47%[7]	2.00%[8,9]
Net investment income	7.71%	6.64%	4.93%	6.93%	5.66%
Portfolio turnover rate[10]	26%	22%	35%	96%	150%

1Based on average shares outstanding.

2The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

4The ratios of expenses to average net assets include interest expense of 1.72%.

5The ratios of expenses to average net assets include interest expense of 0.60%.

6The ratios of expenses to average net assets include interest expense of 0.41%.

7The ratios of expenses to average net assets include interest expense of 0.63% and dividend expense on securities sold short fees of 0.04%.

8The ratios of expenses to average net assets include interest expense of 0.75% and dividend expense on securities sold short fees of 0.45%.

9The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

10Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

	Virtus LifeSci Biotech Clinical Trials ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$25.88	$44.36	$38.97	$26.42	$26.87
Investment operations:
Net investment income (loss)[1]	0.05	(0.16)	(0.26)	(0.15)	(0.13)
Net realized and unrealized gain (loss)	(8.07)	(18.32)	5.65	12.70	(0.32)
Total from investment operations	(8.02)	(18.48)	5.39	12.55	(0.45)
Net Asset Value, End of year	$17.86	$25.88	$44.36	$38.97	$26.42
Net Asset Value Total Return[2]	(31.01)%	(41.66)%	13.85%	47.50%	(1.67)%
Net assets, end of year (000’s omitted)	$8,035	$18,116	$35,490	$37,018	$23,775

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%	0.79%	0.79%	0.79%	0.79%[3]
Net investment income (loss)	0.22%	(0.56)%	(0.53)%	(0.41)%	(0.50)%
Portfolio turnover rate[4]	66%	61%	76%	81%	67%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

	Virtus LifeSci Biotech Products ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$46.71	$51.83	$48.19	$37.86	$36.33
Investment operations:
Net investment loss[1]	(0.32)	(0.26)	(0.30)	(0.19)	(0.20)
Net realized and unrealized gain (loss)	0.28	(4.86)	3.94	10.52	1.73
Total from investment operations	(0.04)	(5.12)	3.64	10.33	1.53
Net Asset Value, End of year	$46.67	$46.71	$51.83	$48.19	$37.86
Net Asset Value Total Return[2]	(0.09)%	(9.88)%	7.56%	27.27%	4.22%
Net assets, end of year (000’s omitted)	$14,001	$16,349	$23,325	$26,505	$26,505

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%	0.79%	0.79%	0.79%	0.79%[3]
Net investment loss	(0.63)%	(0.59)%	(0.57)%	(0.43)%	(0.51)%
Portfolio turnover rate[4]	49%	48%	44%	46%	41%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet Multi-Sector Bond ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$21.43	$25.21	$24.66	$24.54	$23.85
Investment operations:
Net investment income[1]	1.31	0.90	0.89	0.96	1.06
Net realized and unrealized gain (loss)	(0.33)	(3.80)	0.50	0.10	0.74
Total from investment operations	0.98	(2.90)	1.39	1.06	1.80

Less Distributions from:
Net investment income	(1.25)	(0.88)	(0.84)	(0.91)	(1.02)
Return of capital	—	—	—	(0.03)	(0.09)
Total distributions	(1.25)	(0.88)	(0.84)	(0.94)	(1.11)
Net Asset Value, End of year	$21.16	$21.43	$25.21	$24.66	$24.54
Net Asset Value Total Return[2]	4.56%	(11.72)%	5.71%	4.51%	7.74%
Net assets, end of year (000’s omitted)	$47,619	$41,793	$20,171	$18,494	$24,535

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.49%	0.49%	0.49%[3]	0.55%[3]	0.80%
Expenses, prior to expense waivers	0.80%	1.02%	1.21%[3]	1.15%[3]	1.06%
Net investment income	5.95%	3.92%	3.52%	3.95%	4.37%
Portfolio turnover rate[4]	138%	84%	107%	103%	95%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

	Virtus Private Credit Strategy ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Period February 7, 2019[1] Through October 31, 2019
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$20.70	$25.99	$17.37	$24.72	$24.85
Investment operations:
Net investment income[2]	2.51	2.13	1.71	1.89	1.70
Net realized and unrealized gain (loss)	(0.30)	(5.33)	8.62	(7.20)	(0.45)
Total from investment operations	2.21	(3.20)	10.33	(5.31)	1.25

Less Distributions from:
Net investment income	(2.45)	(2.09)	(1.71)	(2.04)	(1.38)
Total distributions	(2.45)	(2.09)	(1.71)	(2.04)	(1.38)
Net Asset Value, End of period	$20.46	$20.70	$25.99	$17.37	$24.72
Net Asset Value Total Return[3]	11.22%	(12.75)%	61.32%	(21.70)%	5.03%
Net assets, end of period (000’s omitted)	$26,594	$21,735	$31,189	$19,109	$211,344

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.75%[4]	0.75%	0.75%	0.75%[5]	0.75%[6]
Net investment income	11.85%[4]	8.97%	7.27%	8.59%	9.24%[6]
Portfolio turnover rate[7]	40%	27%	34%	24%	22%[8]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4The Fund indirectly bears its proportionate shares of expenses and net investment income of any underlying funds in which the Fund invests. Such expenses and income are not included in the calculation of this ratio.

5The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

6Annualized.

7Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

8Not annualized.

Financial Highlights (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

	Virtus Real Asset Income ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Period February 7, 2019[1] Through October 31, 2019
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$23.29	$26.84	$18.67	$24.72	$24.79
Investment operations:
Net investment income[2]	0.73	0.93	0.57	0.64	0.58
Net realized and unrealized gain (loss)	(1.17)[3]	(3.61)	8.66	(5.95)	(0.12)
Total from investment operations	(0.44)	(2.68)	9.23	(5.31)	0.46

Less Distributions from:
Net investment income	(1.20)	(0.87)	(1.06)	(0.74)	(0.53)
Total distributions	(1.20)	(0.87)	(1.06)	(0.74)	(0.53)
Net Asset Value, End of period	$21.65	$23.29	$26.84	$18.67	$24.72
Net Asset Value Total Return[4]	(2.15)%	(10.25)%	50.16%	(21.53)%	1.87%
Net assets, end of period (000’s omitted)	$17,320	$45,420	$139,583	$100,810	$244,751

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.55%	0.55%	0.55%	0.55%[5]	0.55%[6]
Net investment income	3.06%	3.52%	2.30%	2.93%	3.20%[6]
Portfolio turnover rate[7]	88%	70%	66%	91%	15%[8]

1Commencement of operations.

2Based on average shares outstanding.

3The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

4Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

5The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

6Annualized.

7Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

8Not annualized.

Financial Highlights (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

	Virtus WMC International Dividend ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$21.69	$28.57	$23.94	$26.41	$24.97
Investment operations:
Net investment income[1]	1.20	1.50	1.29	0.52	0.52
Net realized and unrealized gain (loss)	2.65	(5.13)	5.18	(2.08)	1.95
Total from investment operations	3.85	(3.63)	6.47	(1.56)	2.47

Less Distributions from:
Net investment income	(1.13)	(1.69)	(1.15)	(0.91)	(0.49)
Net realized gains	—	(1.56)	(0.69)	—	(0.54)
Total distributions	(1.13)	(3.25)	(1.84)	(0.91)	(1.03)
Net Asset Value, End of year	$24.41	$21.69	$28.57	$23.94	$26.41
Net Asset Value Total Return[2]	17.67%	(14.03)%	27.41%	(6.20)%	10.60%
Net assets, end of year (000’s omitted)	$8,543	$6,507	$7,142	$4,788	$5,281

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.49%	0.49%	0.49%	0.49%	0.49%[3]
Net investment income	4.77%	5.87%	4.47%	2.04%	2.08%
Portfolio turnover rate[4]	61%	50%	68%	211%	88%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Notes to Financial Statements

October 31, 2023

1. ORGANIZATION

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).

As of October 31, 2023, ten funds of the Trust are offered for sale. The InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF and Virtus WMC International Dividend ETF (each a “Fund” and collectively, the “Funds”) are presented in this annual report. The offering of each Fund’s shares is registered under the Securities Act of 1933 (the “Securities Act”).

Funds	Investment objective(s)
InfraCap REIT Preferred ETF	Seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx REIT Preferred Stock Index.
Virtus InfraCap U.S. Preferred Stock ETF	Seeks current income and, secondarily, capital appreciation.
Virtus LifeSci Biotech Clinical Trials ETF	Seeks investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Clinical Trials Index.
Virtus LifeSci Biotech Products ETF	Seeks investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Products Index.
Virtus Newfleet Multi-Sector Bond ETF	Seeks to provide a high level of current income and, secondarily, capital appreciation.
Virtus Private Credit Strategy ETF	Seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Private Credit Index.
Virtus Real Asset Income ETF	Seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Real Asset Income Index.
Virtus WMC International Dividend ETF	Seeks income.

There is no guarantee that a Fund will achieve its objective(s).

InfraCap REIT Preferred ETF and Virtus InfraCap U.S. Preferred Stock ETF are “non-diversified” Funds, as defined under the 1940 Act, as of the year ended October 31, 2023. Virtus Private Credit Strategy ETF is a “fund of funds,” meaning it will generally invest its assets in other registered investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(a) Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(c) Security Valuation

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities and exchange-traded funds are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”), at the NYSE Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy. The Board of Trustees of the Trust (the “Board”) has designated Virtus ETF

Notes to Financial Statements (continued)

October 31, 2023

Advisers LLC (the “Adviser”) to serve as its valuation designee, pursuant to Rule 2a-5 under the 1940 Act, to perform the fair value determinations relating to any or all Fund investments. Accordingly, if market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued by the Adviser at fair value as determined in good faith using procedures approved by the Board. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. Such valuations are typically categorized as Level 2 in the fair value hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Adviser are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include options, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in other open-end investment companies are valued based on their net asset value each business day. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the fair value hierarchy.

(d) Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. The Adviser, on behalf of each Fund, utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. These inputs are summarized in the following hierarchy:

•Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at October 31, 2023, is disclosed at the end of each Fund’s Schedule of Investments.

(e) Security Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification. Dividend income is recognized on the ex-dividend date. Expenses and interest income are recognized on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each domestic REIT after its fiscal year-end, and may differ from the estimated amounts.

(f) Foreign Taxes

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Notes to Financial Statements (continued)

October 31, 2023

(g) Expenses

Each Fund pays all of its expenses not assumed by its Sub-Adviser, if any, as defined in Note 3, or the Adviser. General Trust expenses that are allocated among and charged to the assets of the Funds and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund and other series of the Trust or the nature of the services performed and relative applicability to each Fund and other series of the Trust.

(h) Short Sales

The Virtus InfraCap U.S. Preferred Stock ETF may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities which is reported as “Interest Expense” on the Statement of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

(i) Distributions to Shareholders

Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from GAAP in the United States of America.

(j) Foreign Currency Translation

Non-U.S. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date the income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(k) Cash and Cash Equivalents

Cash is comprised of demand deposits. Cash equivalents are highly liquid investments with original maturities of 90 days or less. The carrying amount of cash equivalents, primarily representing money market funds is a reasonable estimate of fair value. These assets are considered to be Level 1 securities, per Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures.

(l) Loan Agreements

The Virtus Newfleet Multi-Sector Bond ETF may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The lender administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

Notes to Financial Statements (continued)

October 31, 2023

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the London Interbank Offered Rate (“LIBOR”), Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

(m) Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with The Bank of New York Mellon (“BNY Mellon”), as a third party lending agent. Under the terms of the agreement, a Fund doing so is required to maintain collateral with a market value not less than 102% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by a Fund net of fees and rebates charged by BNY Mellon for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At October 31, 2023, the following Funds had securities on loan:

Funds	Market Value	Cash Collateral	Non Cash Collateral(a)	Net Amount(b)
Virtus LifeSci Biotech Clinical Trials ETF	$1,299,727	$647,190	$639,418	$0
Virtus LifeSci Biotech Products ETF	2,169,903	—	2,178,724	0
Virtus Private Credit Strategy ETF	2,527,935	2,571,040	—	0
Virtus Real Asset Income ETF	1,138,483	984,193	182,643	0

(a)Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)Net amount represents the net amount receivable due from the counterparty in the event of default.

Funds not listed in table above did not have any securities on loan at October 31, 2023.

The following table presents the contract value of securities lending transactions and the type of collateral provided to counterparties.

Remaining Contractual Maturity of the Agreements, as of October 31, 2023

	Overnight and Continuous	Between			Total
		<30 Days	30 & 90 days	>90 days
Virtus LifeSci Biotech Clinical Trials ETF
Securities Lending Transactions
Common Stocks	$1,286,608	$—	$—	$—	$1,286,608
Gross amount of recognized liabilities for securities lending transactions:					$1,286,608

Virtus LifeSci Biotech Products ETF
Securities Lending Transactions
Common Stocks	$2,178,724	$—	$—	$—	$2,178,724
Gross amount of recognized liabilities for securities lending transactions:					$2,178,724

Virtus Private Credit Strategy ETF
Securities Lending Transactions
Common Stocks	$2,571,040	$—	$—	$—	$2,571,040
Gross amount of recognized liabilities for securities lending transactions:					$2,571,040

Virtus Real Asset Income ETF
Securities Lending Transactions
Common Stocks	$1,166,836	$—	$—	$—	$1,166,836
Gross amount of recognized liabilities for securities lending transactions:					$1,166,836

Notes to Financial Statements (continued)

October 31, 2023

3. INVESTMENT MANAGEMENT RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreements

The Trust, on behalf of each Fund, has entered into Investment Advisory Agreements (collectively, the “Advisory Agreement”) with the Adviser, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios. The Adviser has agreed to pay all of the ordinary operating expenses of the Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, and Virtus WMC International Dividend ETF, except for each Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Funds. The Adviser is entitled to receive a fee from each Fund (unless otherwise noted below) based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate as follows:

Funds	Rate
InfraCap REIT Preferred ETF	0.45%, subject to a minimum annual fee of $25,000 per year
Virtus InfraCap U.S. Preferred Stock ETF	0.80%
Virtus LifeSci Biotech Clinical Trials ETF	0.79%
Virtus LifeSci Biotech Products ETF	0.79%
Virtus Newfleet Multi-Sector Bond ETF	0.45%
Virtus Private Credit Strategy ETF	0.75%
Virtus Real Asset Income ETF	0.55%
Virtus WMC International Dividend ETF	0.49%

The Advisory Agreement may be terminated by the Trust on behalf of a Fund with the approval of a Fund’s Board or by a vote of the majority of a Fund’s shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Expense Limitation Agreement

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to limit Virtus Newfleet Multi-Sector Bond ETF’s total operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) from exceeding 0.49% of the Fund’s average daily net assets through at least February 28, 2024. The expense limitation agreement with respect to Virtus Newfleet Multi-Sector Bond ETF will be terminated upon termination of the Advisory Agreement between the Adviser and the Fund. In addition, while the Adviser or the Fund may discontinue the expense limitation agreement after the contractual period, it may only be terminated during its term with the approval of the Fund’s Board of Trustees.

Under certain conditions, the Adviser may recapture operating expenses waived or reimbursed under the expense limitation agreement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.49% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree). All or a portion of the following expenses reimbursed by the Adviser may be recaptured during the fiscal years indicated:

Fund	2024	2025	2026
Virtus Newfleet Multi-Sector Bond ETF	$140,870	$137,763	$168,746

Sub-Advisory Agreement

Each Sub-Adviser provides investment advice and management services to its respective Fund. Pursuant to an investment sub-advisory agreement among the Trust, the respective Sub-Adviser and the Adviser, the Adviser pays each Fund’s Sub-Adviser a sub-advisory fee calculated as shown below. The Adviser has delegated to the InfraCap REIT Preferred ETF and Virtus InfraCap U.S. Preferred Stock ETF’s sub-adviser the obligation to pay all of the ordinary operating expenses of each of those Funds, except for the management fee paid to the Adviser; payments under any 12b-1 plan adopted by the Fund; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. The Sub-Advisers and sub-advisory fees for each Fund are listed below.

Notes to Financial Statements (continued)

October 31, 2023

Funds	Sub-Advisers	Sub-Advisory Fees
InfraCap REIT Preferred ETF	Infrastructure Capital Advisors, LLC	0.375%*
Virtus InfraCap U.S. Preferred Stock ETF	Infrastructure Capital Advisors, LLC	0.66%*
Virtus Newfleet Multi-Sector Bond ETF	Virtus Fixed Income Advisers, LLC, operating through its division Newfleet Asset Management(1)	50% of the net advisory fee*+
Virtus WMC International Dividend ETF	Wellington Management Company LLP	0.21%*

(1) An indirect wholly-owned subsidiary of Virtus.

*InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus Newfleet Multi-Sector Bond ETF and Virtus WMC International Dividend ETF’s sub-advisory fees are paid for by the Adviser, not the Funds.

+Net advisory fee: In the event the Adviser waives its entire fee and also assumes expenses of the Trust pursuant to an applicable expense limitation agreement, the Sub-Adviser will similarly waive its entire fee and will share in the expense assumption by promptly paying to the Adviser (or its designee) 50% of the assumed amount. If during the term of the Sub-Advisory Agreement the Adviser later recaptures some or all of fees waived or expenses reimbursed by the Adviser and the Sub-Adviser together, then the Adviser will pay to the Sub-Adviser 50% of the amount recaptured.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, VP Distributors, LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Funds. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is an indirect wholly-owned subsidiary of Virtus.

Distribution and Service (12b-1 Plan)

The Board of Trustees has adopted a distribution and service plan, under which InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, and Virtus WMC International Dividend ETF (collectively, the “12b-1 Funds”) are authorized to pay an amount up to 0.25% of their average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the 12b-1 Funds or the provision of investor services. No 12b-1 fees are currently paid by the 12b-1 Funds and there are no current plans to impose these fees.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Funds’ operational administrator. The Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is an indirect wholly-owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Funds’ accounting services administrator. BNY Mellon also serves as the custodian for the Funds’ assets, and serves as transfer agent and dividend paying agent for the Funds.

Affiliated Shareholders

At October 31, 2023, Virtus Partners, Inc. held shares of Virtus WMC International Dividend ETF which may be sold at any time that aggregated to the following:

	Shares	% of share outstanding
Virtus WMC International Dividend ETF	184,507	52.7%

At October 31, 2023, the sub-adviser of the below Funds held shares of such Fund which may be redeemed at any time that aggregated to the following:

	Shares	% of share outstanding
InfraCap REIT Preferred ETF	2,595	0.1%
Virtus InfraCap U.S. Preferred Stock ETF	473,114	1.4%

Notes to Financial Statements (continued)

October 31, 2023

4. CREATION AND REDEMPTION TRANSACTIONS

The Funds issue and redeem shares on a continuous basis at Net Asset Value (“NAV”) in aggregate blocks of shares or multiples thereof called “Creation Units.” The Funds’ Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Funds. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Authorized participants pay a fixed transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.

The following table discloses each Fund’s transaction fee:

Funds	Creation/Redemption Transaction Fee
InfraCap REIT Preferred ETF	$500
Virtus InfraCap U.S. Preferred Stock ETF	600
Virtus LifeSci Biotech Clinical Trials ETF	500
Virtus LifeSci Biotech Products ETF	500
Virtus Newfleet Multi-Sector Bond ETF	500
Virtus Private Credit Strategy ETF	500
Virtus Real Asset Income ETF	500
Virtus WMC International Dividend ETF	1,200

5. RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act. Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the Securities Act, in connection with the disposition of such securities. The following Fund held a security that was considered to be restricted at October 31, 2023:

Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
Virtus LifeSci Biotech Clinical Trials ETF	Scilex Holding Co	1/11/2023	$89,057	$31,329	0.4%

6. FEDERAL INCOME TAX

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income or excise tax provision is required. Accounting for Uncertainty in Income Taxes as issued by the FASB provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2020, 2021 and 2022), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits or uncertain tax positions that would require recognition in the financial statements. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended October 31, 2023, the Funds had no accrued penalties or interest.

Notes to Financial Statements (continued)

October 31, 2023

At October 31, 2023, the adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
InfraCap REIT Preferred ETF	$68,147,413	$588,441	$(12,939,095)	$(12,350,654)
Virtus InfraCap U.S. Preferred Stock ETF	876,588,284	12,991,691	(121,469,222)	(108,477,531)
Virtus LifeSci Biotech Clinical Trials ETF	16,394,523	1,140,803	(9,129,963)	(7,989,160)
Virtus LifeSci Biotech Products ETF	17,123,648	1,846,411	(5,079,846)	(3,233,435)
Virtus Newfleet Multi-Sector Bond ETF	49,293,528	193,430	(2,751,185)	(2,557,755)
Virtus Private Credit Strategy ETF	32,873,969	74,139	(4,584,313)	(4,510,174)
Virtus Real Asset Income ETF	24,299,721	532,747	(7,126,004)	(6,593,257)
Virtus WMC International Dividend ETF	8,599,853	526,680	(664,438)	(137,758)

At October 31, 2023, the components of accumulated earnings/loss on a tax-basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
InfraCap REIT Preferred ETF	$—	$(12,448,249)	$(12,350,654)	(24,798,903)
Virtus InfraCap U.S. Preferred Stock ETF	—	(12,564,850)	(108,477,531)	(121,042,381)
Virtus LifeSci Biotech Clinical Trials ETF	34,890	(57,068,456)	(7,989,160)	(65,022,726)
Virtus LifeSci Biotech Products ETF	—	(15,880,729)	(3,233,435)	(19,114,164)
Virtus Newfleet Multi-Sector Bond ETF	178,759	(5,325,376)	(2,557,755)	(7,704,372)
Virtus Private Credit Strategy ETF	385,433	(9,929,884)	(4,510,174)	(14,054,625)
Virtus Real Asset Income ETF	352,352	(43,289,530)	(6,593,282)	(49,530,460)
Virtus WMC International Dividend ETF	83,123	(373,945)	(138,806)	(429,628)

Ordinary losses incurred after December 31 (“Late Year Ordinary Losses”) within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. During the fiscal year ended October 31, 2023, the following Fund incurred and elected to defer Late Year Ordinary Losses as follows:

Virtus LifeSci Biotech Products ETF	$93,921

The tax character of dividends and distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023			2022
	Distributions Paid From Ordinary Income	Return of Capital	Distributions Paid From Long-Term Capital Gains	Distributions Paid From Ordinary Income	Return of Capital	Distributions Paid From Long-Term Capital Gains
InfraCap REIT Preferred ETF	$3,748,137	$1,285,869	$—	$3,360,547	$1,673,459	$—
Virtus InfraCap U.S. Preferred Stock ETF	46,177,337	10,423,671	—	37,742,883	—	7,998,125
Virtus LifeSci Biotech Clinical Trials ETF	—	—	—	—	—	—
Virtus LifeSci Biotech Products ETF	—	—	—	—	—	—
Virtus Newfleet Multi-Sector Bond ETF	3,089,988	—	—	988,884	—	—
Virtus Private Credit Strategy ETF	2,724,501	—	—	2,736,879	—	—
Virtus Real Asset Income ETF	1,496,841	—	—	4,478,009	—	—
Virtus WMC International Dividend ETF	380,432	—	—	809,301	—	16,303

Short-term gain distributions if any, are reported as ordinary income for federal tax purposes.

Notes to Financial Statements (continued)

October 31, 2023

At October 31, 2023, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders:

	Short-Term No Expiration	Long-Term No Expiration	Total
InfraCap REIT Preferred ETF	$11,979,428	$468,821	$12,448,249
Virtus InfraCap U.S. Preferred Stock ETF	7,866,238	4,698,612	12,564,850
Virtus LifeSci Biotech Clinical Trials ETF	25,838,539	31,229,917	57,068,456
Virtus LifeSci Biotech Products ETF	2,765,986	13,020,822	15,786,808
Virtus Newfleet Multi-Sector Bond ETF	1,741,735	3,583,641	5,325,376
Virtus Private Credit Strategy ETF	3,453,124	6,476,760	9,929,884
Virtus Real Asset Income ETF	26,035,352	17,254,178	43,289,530
Virtus WMC International Dividend ETF	93,209	280,736	373,945

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. Reclassifications are primarily due to tax treatment of redemptions in kind. At October 31, 2023, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

	Distributable Earnings (Accumulated Deficit)	Paid-In-Capital
InfraCap REIT Preferred ETF	$(223,090)	$223,090
Virtus InfraCap U.S. Preferred Stock ETF	2,050,773)	(2,050,773)
Virtus LifeSci Biotech Clinical Trials ETF	(926,129)	926,129
Virtus LifeSci Biotech Products ETF	(381,165)	381,165
Virtus Newfleet Multi-Sector Bond ETF	(740)	740
Virtus Private Credit Strategy ETF	2,653,236	(2,653,236)
Virtus Real Asset Income ETF	1,671,066	(1,671,066)
Virtus WMC International Dividend ETF	—	—

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscriptions in-kind and redemptions in-kind for the year ended October 31, 2023 were as follows:

	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
InfraCap REIT Preferred ETF	$8,621,729	$9,576,965	$8,211,819	$5,043,115
Virtus InfraCap U.S. Preferred Stock ETF	182,285,211	210,490,193	241,642,109	26,115,923
Virtus LifeSci Biotech Clinical Trials ETF	8,374,097	8,401,854	—	6,021,029
Virtus LifeSci Biotech Products ETF	8,384,719	8,433,843	—	2,664,373
Virtus Newfleet Multi-Sector Bond ETF	69,793,014	53,092,282	—	—
Virtus Private Credit Strategy ETF	10,056,652	9,881,283	35,907,372	28,632,434
Virtus Real Asset Income ETF	24,209,393	23,705,139	—	27,600,805
Virtus WMC International Dividend ETF	4,872,978	4,815,689	1,186,650	—

Purchases and sales of long-term U.S. Government Securities for the year ended October 31, 2023 were as follows:

	Purchases	Sales
Virtus Newfleet Multi-Sector Bond ETF	$16,848,002	$16,670,429

Notes to Financial Statements (continued)

October 31, 2023

8. DERIVATIVE FINANCIAL INSTRUMENTS

Options

The Virtus InfraCap U.S. Preferred Stock ETF may write covered call and put options on portfolio securities and other financial instruments. Premiums received are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transactions to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current price. Changes in value of written options are reported as change in unrealized gain (loss) on written options in the Statement of Operations. When the written option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as realized gain (loss) on written options in the Statement of Operations. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Virtus InfraCap U.S. Preferred Stock ETF may purchase call and put options on the portfolio securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written positions. Changes in value of purchased options are reported as part of change in unrealized gain (loss) on investments in the Statement of Operations. When the purchased option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statement of Operations. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

The Virtus InfraCap U.S. Preferred Stock ETF did not engage in options transactions during the year ended October 31, 2023.

9. BORROWINGS

The Virtus InfraCap U.S. Preferred Stock ETF entered into Lending Agreements (the “Agreements”) with commercial banks (the “Banks”) that allows the Fund to borrow cash from the Banks. Borrowings under the Agreements are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Agreements, the Banks may foreclose on assets of the Fund and/ or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreements, necessitating the sale of securities at potentially inopportune times. Interest is charged at the Overnight Bank Funding Rate (“OBFR”) plus an additional percentage rate on the amount borrowed. The Agreements have an on-demand commitment term. For the year ended October 31, 2023, the average daily borrowings under the Agreements and the weighted average interest rate were $150,415,430 and 5.89%, respectively.

10. INVESTMENT RISKS

As with any investment, an investment in the Funds could result in a loss or the performance of the Funds could be inferior to that of other investments. An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing. Each Fund’s prospectus and statement of additional information contain this and other important information.

Credit Risk

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Cash Concentration Risk

At various times, the Funds may have cash and cash collateral balances that exceed federally insured limits.

Market Risk

Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on each Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.

Notes to Financial Statements (continued)

October 31, 2023

11. LIBOR REPLACEMENT RISK

In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs continued until approximately June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. On April 3, 2023, the FCA announced its decision to require LIBOR’s administrator to continue to publish the 1-month, 3-month, and 6-month U.S. dollar settings under an unrepresentative synthetic methodology until September 30, 2024. On March 15, 2022, the Adjustable Interest Act (LIBOR) Act (the “LIBOR Act”) was enacted into law which directs the Federal Reserve Board, as a fallback mechanism, to identify benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. On December 16, 2022, the Federal Reserve adopted regulations implementing the LIBOR Act. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

12. 10% SHAREHOLDERS

As of October 31, 2023, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Funds	% of Shares Outstanding	Number of Accounts
InfraCap REIT Preferred ETF	47%	2
Virtus InfraCap U.S. Preferred Stock ETF	52%	2
Virtus LifeSci Biotech Clinical Trials ETF	57%	3
Virtus LifeSci Biotech Products ETF	53%	3
Virtus Newfleet Multi-Sector Bond ETF	79%	2
Virtus Private Credit Strategy ETF	71%	3
Virtus Real Asset Income ETF	67%	1
Virtus WMC International Dividend ETF	77%	2*

* Includes affiliated shareholder account.

13. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASC 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating the impact, if any, of ASU 2020-04 and ASU 2020-06, but does not believe there will be a material impact.

14. NEW REGULATORY PRONOUNCEMENT

In October 2022, the SEC adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.

15. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no material events that would require disclosure.

Schedule of Investments — InfraCap MLP ETF

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 132.3%

Energy — 132.3%
Cheniere Energy Partners LP(1)(2)	443,604	$24,735,359
Cheniere Energy, Inc.(1)(2)	34,112	5,676,919
Crestwood Equity Partners LP(1)	728,911	19,884,692
Delek Logistics Partners LP(2)	235,586	10,888,785
Energy Transfer LP(1)(2)	3,246,865	42,696,275
EnLink Midstream LLC*(1)(2)	2,478,957	30,466,382
Enterprise Products Partners LP(1)(2)	2,002,437	52,143,459
Genesis Energy LP(1)	756,192	8,378,607
Hess Midstream LP Class A	427,424	12,822,720
Holly Energy Partners LP(1)	263,908	5,608,045
Kinder Morgan, Inc.(2)	394,493	6,390,787
Marathon Petroleum Corp.(2)	21,224	3,210,130
MPLX LP(1)(2)	1,683,342	60,667,646
New Fortress Energy, Inc.(2)	122,570	3,713,871
NuStar Energy LP(1)(2)	1,352,211	23,122,808
ONEOK, Inc.(1)(2)	177,992	11,605,078
Phillips 66(2)	10,106	1,152,791
Plains All American Pipeline LP(1)(2)	3,742,457	56,698,224
Targa Resources Corp.(2)	52,518	4,391,030
Valero Energy Corp.	6,064	770,128
Western Midstream Partners LP(1)(2)	1,565,413	42,000,031
Williams Cos., Inc. (The)(2)	149,874	5,155,666
Total Energy		432,179,433
Total Common Stocks
(Cost $310,262,031)		432,179,433

PREFERRED STOCKS — 0.7%
Energy — 0.7%
Brookfield Infrastructure Finance ULC, 5.00% (Canada)	925	14,143
Crestwood Equity Partners LP, Series, 9.25%	215,891	2,081,189
NuStar Energy LP, Series B, 11.31%*	1,017	25,527
Total Energy		2,120,859
Total Preferred Stocks
(Cost $2,065,973)		2,120,859

TOTAL INVESTMENTS — 133.0%
(Cost $312,328,004)		434,300,292
Liabilities in Excess of Other Assets — (33.0)%		(107,688,112)
Net Assets — 100.0%		$326,612,180

Security Description	Notional Amount	Number of contracts	Value

WRITTEN OPTIONS — (0.2)%

Written Call Options
Cheniere Energy Partners LP, Expires 12/15/23, Strike Price $60.00	(125,000)	(1,250)	$(32,500)
Cheniere Energy, Inc., Expires 11/03/23, Strike Price $172.50	(11,000)	(110)	(9,350)

Security Description	Notional Amount	Number of contracts	Value

WRITTEN OPTIONS (continued)

Written Call Options (continued)
Cheniere Energy, Inc., Expires 11/10/23, Strike Price $175.00	(13,000)	(130)	$ (11,700)
Cheniere Energy, Inc., Expires 11/17/23, Strike Price $177.50	(10,000)	(100)	(8,000)
Delek Logistics Partners LP, Expires 11/17/23, Strike Price $45.00	(5,000)	(50)	(5,400)
Delek Logistics Partners LP, Expires 11/17/23, Strike Price $50.00	(4,000)	(40)	(640)
Energy Transfer LP, Expires 11/03/23, Strike Price $13.00	(100,000)	(1,000)	(23,000)
Energy Transfer LP, Expires 11/03/23, Strike Price $14.00	(100,000)	(1,000)	(1,000)
Energy Transfer LP, Expires 11/03/23, Strike Price $14.50	(100,000)	(1,000)	(1,000)
Energy Transfer LP, Expires 11/10/23, Strike Price $13.00	(100,000)	(1,000)	(30,000)
Energy Transfer LP, Expires 11/10/23, Strike Price $13.50	(100,000)	(1,000)	(8,000)
Energy Transfer LP, Expires 11/17/23, Strike Price $13.00	(100,000)	(1,000)	(34,000)
Energy Transfer LP, Expires 11/17/23, Strike Price $13.50	(100,000)	(1,000)	(10,000)
Energy Transfer LP, Expires 11/24/23, Strike Price $13.50	(100,000)	(1,000)	(13,000)
EnLink Midstream LLC, Expires 12/15/23, Strike Price $13.00	(12,900)	(129)	(3,870)
Enterprise Products Partners LP, Expires 11/17/23, Strike Price $27.50	(100,000)	(1,000)	(1,000)
Enterprise Products Partners LP, Expires 11/17/23, Strike Price $28.00	(100,000)	(1,000)	(1,000)
Enterprise Products Partners LP, Expires 12/01/23, Strike Price $28.00	(100,000)	(1,000)	(2,500)
Enterprise Products Partners LP, Expires 12/15/23, Strike Price $28.00	(112,000)	(1,120)	(6,720)
Enterprise Products Partners LP, Expires 01/19/24, Strike Price $28.00	(100,000)	(1,000)	(13,000)
Enterprise Products Partners LP, Expires 01/19/24, Strike Price $29.00	(100,000)	(1,000)	(5,000)

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

Security Description	Notional Amount	Number of contracts	Value

WRITTEN OPTIONS (continued)

Written Call Options (continued)
Kinder Morgan, Inc., Expires 11/17/23, Strike Price $18.00	(100,000)	(1,000)	$ (2,000)
Kinder Morgan, Inc., Expires 11/17/23, Strike Price $19.00	(100,000)	(1,000)	0
Kinder Morgan, Inc., Expires 12/15/23, Strike Price $18.00	(100,000)	(1,000)	(4,000)
Kinder Morgan, Inc., Expires 01/19/24, Strike Price $18.00	(100,000)	(1,000)	(13,000)
Kinder Morgan, Inc., Expires 03/15/24, Strike Price $18.00	(100,000)	(1,000)	(23,000)
Marathon Petroleum Corp., Expires 11/03/23, Strike Price $160.00	(10,000)	(100)	(1,000)
Marathon Petroleum Corp., Expires 11/10/23, Strike Price $165.00	(5,000)	(50)	(1,150)
Marathon Petroleum Corp., Expires 11/24/23, Strike Price $165.00	(10,000)	(100)	(4,600)
New Fortress Energy, Inc., Expires 12/15/23, Strike Price $35.00	(16,000)	(160)	(12,000)
NuStar Energy LP, Expires 11/17/23, Strike Price $17.50	(25,000)	(250)	(3,750)
NuStar Energy LP, Expires 12/15/23, Strike Price $17.50	(25,000)	(250)	(7,500)
NuStar Energy LP, Expires 12/15/23, Strike Price $20.00	(125,000)	(1,250)	(2,500)
ONEOK, Inc., Expires 11/17/23, Strike Price $67.50	(50,000)	(500)	(32,500)
ONEOK, Inc., Expires 11/17/23, Strike Price $70.00	(50,000)	(500)	(9,000)
ONEOK, Inc., Expires 12/15/23, Strike Price $70.00	(101,000)	(1,010)	(63,630)
Phillips 66, Expires 11/03/23, Strike Price $114.00	(5,000)	(50)	(5,000)
Phillips 66, Expires 11/10/23, Strike Price $116.00	(5,000)	(50)	(7,050)
Plains All American Pipeline LP, Expires 11/17/23, Strike Price $14.00	(300)	(3)	(396)
Plains All American Pipeline LP, Expires 11/17/23, Strike Price $15.00	(101,000)	(1,010)	(40,400)
Targa Resources Corp., Expires 11/17/23, Strike Price $90.00	(10,000)	(100)	(3,600)

Security Description	Notional Amount	Number of contracts	Value

WRITTEN OPTIONS (continued)

Written Call Options (continued)
Targa Resources Corp., Expires 11/17/23, Strike Price $92.50	(15,000)	(150)	$ (2,250)
Western Midstream Partners LP, Expires 11/17/23, Strike Price $28.00	(100,000)	(1,000)	(15,000)
Western Midstream Partners LP, Expires 12/15/23, Strike Price $29.00	(50,000)	(500)	(15,000)
Williams Cos., Inc. (The), Expires 11/10/23, Strike Price $35.00	(102,000)	(1,020)	(35,700)
Williams Cos., Inc. (The), Expires 11/17/23, Strike Price $35.00	(50,000)	(500)	(25,000)
Williams Cos., Inc. (The), Expires 11/24/23, Strike Price $35.00	(71,000)	(710)	(42,600)

Written Put Options
Enterprise Products Partners LP, Expires 11/03/23, Strike Price $27.00	(13,800)	(138)	(14,352)
MPLX LP, Expires 11/17/23, Strike Price $34.00	(100,000)	(1,000)	(9,000)
ONEOK, Inc., Expires 11/17/23, Strike Price $62.50	(50,000)	(500)	(30,000)
Pembina Pipeline Corp., Expires 11/17/23, Strike Price $25.00	(62,800)	(628)	(628)
TC Energy Corp., Expires 12/15/23, Strike Price $30.00	(50,000)	(500)	(10,000)
TC Energy Corp., Expires 12/15/23, Strike Price $32.50	(27,200)	(272)	(13,600)
Total Written Options — (0.2)%
(Premiums Received $743,462)			$(669,886)

___________

*Non-income producing security.

(1)Security, or a portion thereof, has been pledged as collateral for borrowings. The aggregate market value of the collateral at October 31, 2023 was $306,228,651.

(2)Subject to written call options.

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2023

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$432,179,433	$—	$—	$432,179,433
Preferred Stocks	2,120,859	—	—	2,120,859
Total	$434,300,292	$—	$—	$434,300,292
Liability Valuation Inputs
Written Options	$666,118	$3,768	$—	$669,886
Total	$666,118	$3,768	$—	$669,886

Statement of Assets and Liabilities

October 31, 2023

The accompanying notes are an integral part of these financial statements.

InfraCap MLP ETF
Assets:
Investments, at cost	$312,328,004
Investments, at value	434,300,292
Cash	1,910,767
Due from brokers	41,963
Receivables:
Investment securities sold	4,975,367
Dividends and interest	635,556
Prepaid expenses	4,566
Prepaid taxes	2,528,260
Total Assets	444,396,771
Liabilities:
Bank borrowings	97,315,720
Payables:
Investment securities purchased	4,406,693
Sub-Advisory fees	264,027
Written options, at value(a)	669,886
Current Income Tax Liability	4,484,106
Deferred Income Tax Liability	10,644,159
Total Liabilities	117,784,591
Net Assets	$326,612,180
Net Assets Consist of:
Paid-in capital	$481,693,127
Total distributable earnings (accumulated deficit), net of income taxes	(155,080,947)
Net Assets	$326,612,180
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	9,490,000
Net asset value per share	$34.42
(a)Premiums received from written options	$743,462

Statement of Operations

For the Year Ended October 31, 2023

The accompanying notes are an integral part of these financial statements.

InfraCap MLP ETF
Investment Income:
Distributions from master limited partnerships	$32,926,217
Dividend income (net of foreign withholding taxes)	1,736,458
Interest income	39,017
Less: Return of capital distributions	(34,074,411)
Total Investment Income	627,281

Expenses:
Interest expenses	6,394,616
Sub-Advisory fees	2,979,025
Total Expenses	9,373,641
Net Investment (Loss) Before Income Taxes	(8,746,360)
Current and Deferred Income Tax Benefit / (Expense)	2,525,387
Net Investment (Loss), Net of Income Taxes	(6,220,973)

Net Realized Gain (Loss) on:
Investments	50,074,442
Written options	2,836,231
Foreign currency transactions	17
Current and Deferred Income Tax Benefit / (Expense)	(15,277,208)
Total Net Realized Gain, Net of Income Taxes	37,633,482

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	8,183,994
Written options	46,521
Current and Deferred Income Tax Benefit / (Expense)	(2,376,444)
Total Change in Net Unrealized Appreciation	5,854,071
Net Realized and Change in Unrealized Gain, Net of Income Taxes	43,487,553
Net Increase in Net Assets Resulting from Operations	$37,266,580
Foreign withholding taxes	$2,279

Statement of Changes in Net Assets

The accompanying notes are an integral part of these financial statements.

	InfraCap MLP ETF
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss, net of income taxes	$(6,220,973)	$(3,191,490)
Net realized gain, net of income taxes	37,633,482	16,423,248
Net change in unrealized appreciation, net of income taxes	5,854,071	73,809,882
Net increase in net assets resulting from operations	37,266,580	87,041,640
Distributions to Shareholders	(26,762,601)	(27,209,601)

Shareholder Transactions:
Proceeds from shares sold	23,202,124	37,312,474
Cost of shares redeemed	(40,630,273)	(58,236,660)
Net decrease in net assets resulting from shareholder transactions	(17,428,149)	(20,924,186)
Increase (decrease) in net assets	(6,924,170)	38,907,853

Net Assets:
Beginning of year	333,536,350	294,628,497
End of year	$326,612,180	$333,536,350

Changes in Shares Outstanding:
Shares outstanding, beginning of year	10,040,000	10,790,000
Shares sold	700,000	1,200,000
Shares redeemed	(1,250,000)	(1,950,000)
Shares outstanding, end of year	9,490,000	10,040,000

Statement of Cash Flows

For the Year Ended October 31, 2023

The accompanying notes are an integral part of these financial statements.

InfraCap MLP ETF
Cash Flows From Operating Activities:
Net increase (decrease) in net assets from operations	$37,266,580

Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(283,543,585)
Proceeds from sales of investments	362,674,437
Net proceeds from purchased and written options	4,306,388
Net realized gain (loss) on investments	(50,074,442)
Net realized gain (loss) on written options	(2,836,231)
Net change in unrealized (appreciation) depreciation on investments	(8,183,994)
Net change in unrealized (appreciation) depreciation on written options	(46,521)
Increase (decrease) in due from brokers	108,050
(Increase) decrease in current income tax liability	4,484,106
(Increase) decrease in dividends and interest receivable	132,535
(Increase) decrease in prepaid expenses	(4,566)
(Increase) decrease in deferred income tax liability	10,644,159
(Increase) decrease in prepaid taxes	(2,155,434)
(Increase) decrease in sub-advisory fees payable	15,674
Increase (decrease) in interest expense	(82,331)
Net cash provided by (used in) operating activities	72,704,825

Cash Flows provided by (used in) Financing Activities:
Repayments of borrowings	1,438,884
Payments for fund shares sold in excess of in-kind creations	(46,054,542)
Distributions paid	(26,762,601)
Net cash provided by (used in) financing activities	(71,378,259)

Net increase (decrease) in cash	1,326,566
Cash, beginning of year	584,201
Cash, end of year	$1,910,767

Supplemental information:
Interest paid on borrowings	$6,476,947

Non-cash financing activities:
In-kind creations — Issued	30,287,434
In-kind creations — Redeemed	—

Financial Highlights

October 31, 2023

The accompanying notes are an integral part of these financial statements.

	InfraCap MLP ETF[1]
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$33.22	$27.31	$13.78	$44.80	$63.87
Investment operations:
Net investment loss[2]	(0.65)	(0.31)	(0.33)	(0.09)	(0.96)
Net realized and unrealized gain (loss)	4.69	8.86	16.50	(28.94)	(7.91)
Total from investment operations	4.04	8.55	16.17	(29.03)	(8.87)

Less Distributions from:
Net investment income	(2.84)	—	—	—	—
Net realized gains	—	(2.64)	—	—	—
Return of capital	—	—	(2.64)	(1.99)	(10.20)[3]
Total distributions	(2.84)	(2.64)	(2.64)	(1.99)	(10.20)
Net Asset Value, End of year	$34.42	$33.22	$27.31	$13.78	$44.80
Net Asset Value Total Return[4]	12.91%	33.13%	121.30%	(62.67)%	(15.62)%
Net assets, end of year (000’s omitted)	$326,612	$333,536	$294,628	$99,107	$331,936

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, including current and deferred income tax benefit / expense	2.18%[5]	1.64%[6]	1.40%[7]	2.01%[8]	2.41%[9]
Expenses, excluding current and deferred income tax benefit / expense	2.99%[10]	1.64%[6]	1.40%[7]	1.89%[8]	2.40%[9]
Net investment loss, net of income taxes	(1.98)%	(1.06)%	(1.31)%	(1.71)%	(1.72)%
Portfolio turnover rate[11]	69%	62%	99%	96%	136%

1Effective March 31, 2020, the Fund had a 1 for 10 reverse stock split. The share amounts for the years ended December 31, 2020, December 31, 2019 and December 31, 2018 have been adjusted as a result of the 1 for 10 reverse stock split (See Note 1).

2Based on average shares outstanding.

3The per share distribution amount of $10.20 was originally misclassified and shown as distributions from net investment income in the Fund’s October 31, 2019 Annual Report. This amount has been subsequently reclassified to distributions from return of capital.

4Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

5The ratios of expenses to average net assets include interest expense of 2.04% and current and deferred income tax benefit / expense of 0.81%.

6The ratios of expenses to average net assets include interest expense of 0.69%.

7The ratios of expenses to average net assets include interest expense of 0.45%.

8The ratios of expenses to average net assets include interest expense of 0.93% and tax expense of 0.01%.

9The ratios of expenses to average net assets include interest expense of 1.28% and dividend expense on securities sold short fees of 0.17%.

10The ratios of expenses to average net assets include interest expense of 2.04%.

11Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Notes to Financial Statements

October 31, 2023

1. ORGANIZATION

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).

As of October 31, 2023, ten funds of the Trust are offered for sale. The InfraCap MLP ETF (the “Fund”) is presented in this annual report. The offering of the Fund’s shares is registered under the Securities Act of 1933 (the “Securities Act”).

Fund	Investment objective
InfraCap MLP ETF	Seeks total return primarily through investments in equity securities of publicly traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”).

There is no guarantee that the Fund will achieve its objective(s).

The Fund is “non-diversified,” as defined under the 1940 Act, as of the year ended October 31, 2023.

Reverse Split

After the close of the markets on March 30, 2020 (the Record Date), the Fund effected a reverse split of its issued and outstanding shares, with a 1 for 10 ratio. Shares of the Fund began trading on the NYSE Arca on a split-adjusted basis on March 31, 2020.

The effect of the reverse split was reducing the number of Shares outstanding and resulted in a proportionate increase in the NAV per Share of the Fund. Therefore, the reverse split did not change the aggregate value of a shareholder’s investment or the total market value of the shares outstanding.

The reverse split was applied retroactively for all periods presented in the financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(a) Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(c) Security Valuation

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities and exchange-traded funds are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”), at the NYSE Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy. The Board of Trustees of the Trust (the “Board”) has designated Virtus ETF Advisers LLC (the “Adviser”) to serve as its valuation designee, pursuant to Rule 2a-5 under the 1940 Act, to perform the fair value determinations relating to any or all Fund investments. Accordingly, if market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued by the Adviser at fair value as determined in good faith using procedures approved by the Board. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include options, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Notes to Financial Statements (continued)

October 31, 2023

(d) Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. The Adviser, on behalf of the Fund, utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. These inputs are summarized in the following hierarchy:

•Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed at the end of the Fund’s Schedule of Investments.

(e) Security Transactions, Investment Income and Return of Capital Estimates

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification. Dividend income is recognized on the ex-dividend date. Expenses are recognized on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts.

(f) Expenses

The Fund pays all of its expenses not assumed by Infrastructure Capital Advisors, LLC (the “Sub-Adviser”) or the Adviser. General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

(g) Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities which is reported as “Interest Expense” on the Statement of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

Notes to Financial Statements (continued)

October 31, 2023

(h) Distributions to Shareholders

Distributions to shareholders are declared and paid on a monthly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach based on the Fund’s net cash flow received from portfolio investments.

The estimated character of the distributions paid will either be a dividend (ordinary income eligible to be treated as qualified dividend income) or a return of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a return of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period.

(i) Cash and Cash Equivalents

Cash is comprised of demand deposits. Cash equivalents are highly liquid investments with original maturities of 90 days or less. The carrying amount of cash equivalents, primarily representing money market funds is a reasonable estimate of fair value. These assets are considered to be Level 1 securities, per Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures.

3. INVESTMENT MANAGEMENT RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. For its services to the Fund, the Adviser is entitled to receive a fee, payable monthly, at an annual rate of 0.075% of the Fund’s average daily net assets, subject to a minimum annual fee of $25,000. The Sub-Adviser pays the Adviser’s fee out of the Sub-Adviser’s fee, pursuant to the Sub-Adviser’s unified fee arrangement with the Fund, as described below.

The Advisory Agreement may be terminated by the Trust on behalf of a Fund with the approval of a Fund’s Board or by a vote of the majority of a Fund’s shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Sub-Advisory Agreement

Infrastructure Capital Advisors, LLC (the “Sub-Adviser”) provides investment advice and management services to the Fund. Pursuant to an investment sub-advisory agreement among the Trust, the Sub-Adviser and the Adviser, the Fund pays the Sub-Adviser a fee, payable monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. The Sub-Adviser has agreed to pay all expenses of the Fund, except the Sub-Adviser’s fee, brokerage expenses, taxes, interest, litigation expenses, payments under any 12b-1 plan adopted by the Fund, and other non-routine or extraordinary expenses of the Fund.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, VP Distributors, LLC (the “Distributor”) serves as the Fund’s principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Fund. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is an indirect wholly-owned subsidiary of Virtus.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is an indirect wholly-owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

Notes to Financial Statements (continued)

October 31, 2023

Affiliated Shareholders

At October 31, 2023, the Sub-Adviser held shares of the Fund which may be redeemed at any time that aggregated to the following:

Fund	Shares	% of shares outstanding
InfraCap MLP ETF	48,045	0.5%

4. CREATION AND REDEMPTION TRANSACTIONS

The Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) in aggregate blocks of shares or multiples thereof called “Creation Units.” The Fund’s Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Fund. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Authorized participants pay a fixed transaction fee of $500 to the shareholder servicing agent when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.

5. FEDERAL INCOME TAX

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. Currently, the federal income tax rate for a corporation is 21 percent. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

As of October 31, 2023	Current	Deferred	Total
Federal	$4,308,701	$6,594,314	$10,903,015
State	175,405	655,754	831,159
Valuation Allowance	—	3,394,091	3,394,091
Total Tax Expense/(Benefit)	$4,484,106	$10,644,159	$15,128,265

Notes to Financial Statements (continued)

October 31, 2023

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of October 31, 2023
Deferred Tax Assets:
Capital Loss Carryforward	$46,414,999
Other	318,064
Total Deferred Tax Assets	46,733,063
Less Valuation Allowance	(29,922,440)
Net Deferred Tax Assets	$16,810,623
Deferred Tax Liabilities:
Net Unrealized Gain on Investment	$16,279,954
Book vs tax deferred income from MLP Investments	11,174,828
Total Deferred Tax Liabilities	27,454,782
Total Net Deferred Tax Asset/(Liability)	$(10,644,159)

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years. As of the year ended October 31, 2023, the Fund has a capital loss carryforward of $212,377,997 of which $42,521,302 expires in 2024, $153,290,897 expires in 2025, and $16,565,798 expires in 2026.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant changes in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in an adjustment of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax (benefit)/expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows for the Fund:

	Amount	Rate
Income Tax (Benefit) at Statutory Rate	$11,002,918	21.00%
State Income Taxes (Net of Federal Benefit)	447,924	0.85%
Permanent Differences, Net	(166,568)	(0.30)%
Effect of State Tax Rate Change	449,899	0.86%
Valuation Allowance	3,394,092	6.48%
Net Income Tax Expense/(Benefit)	$15,128,265	28.89%

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from inception to October 31, 2023, the Fund does not have any accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. The Fund’s tax years, October 31, 2020 through October 31, 2022, remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. As of the year ended October 31, 2023, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially over the next fiscal year.

At October 31, 2023, the adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments, excluding written options, for federal income tax purposes were as follows:

Fund	Federal Tax Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
InfraCap MLP ETF	$308,444,939	$128,029,755	$ (2,174,402)	$125,855,353

Notes to Financial Statements (continued)

October 31, 2023

The tax character of dividends and distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

Fund	2023	2022
	Distributions Paid From Ordinary Income	Distributions Paid From Ordinary Income
InfraCap MLP ETF	$26,762,601	$27,209,601

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscriptions in-kind and redemptions in-kind for the year ended October 31, 2023 were as follows:

Fund	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
InfraCap MLP ETF	$282,466,860	$332,148,264	$30,287,434	$—

7. DERIVATIVE FINANCIAL INSTRUMENTS

Options

The Fund may write covered call and put options on portfolio securities and other financial instruments. Premiums received are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transactions to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current price. Changes in value of written options are reported as change in unrealized gain (loss) on written options in the Statement of Operations. When the written option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as realized gain (loss) on written options in the Statement of Operations. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund may purchase call and put options on the portfolio securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written positions. Changes in value of purchased options are reported as part of change in unrealized gain (loss) on investments in the Statement of Operations. When the purchased option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statement of Operations. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Transactions in derivative instruments reflected on the Statement of Assets and Liabilities at October 31, 2023 are as follows:

Liabilities	Equity Risk
Written options, at value	$(669,886)

Transactions in derivative instruments reflected on the Statement of Operations during the year ended October 31, 2023 were as follows:

Net Realized Gain (Loss) on:	Equity Risk
Investments*	$(103,518)
Written options	2,836,231

Change in Net Unrealized Appreciation (Depreciation) on:	Equity Risk
Written options	$46,521

*Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

Notes to Financial Statements (continued)

October 31, 2023

For the year ended October 31, 2023, the monthly average market value of the purchased and written options contracts held by the Fund were $542 and $(796,282), respectively.

8. BORROWINGS

The Fund entered into Lending Agreements (the “Agreements”) with commercial banks (the “Banks”) that allows the Fund to borrow cash from the Banks. Borrowings under the Agreements are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Agreements, the Banks may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreements, necessitating the sale of securities at potentially inopportune times. Interest is charged at the Overnight Bank Funding Rate (“OBFR”) plus an additional percentage rate on the amount borrowed. The Agreements have an on-demand commitment term. For the year ended October 31, 2023, the average daily borrowings under the Agreements and the weighted average interest rate were $94,429,647 and 5.87%, respectively.

9. INVESTMENT RISKS

As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and statement of additional information contain this and other important information.

MLP Risk

Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Market Risk

Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.

10. LIBOR

In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs continued until approximately June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. On April 3, 2023, the FCA announced its decision to require LIBOR’s administrator to continue to publish the 1-month, 3-month, and 6-month U.S. dollar settings under an unrepresentative synthetic methodology until September 30, 2024. On March 15, 2022, the Adjustable Interest Act (LIBOR) Act (the “LIBOR Act”) was enacted into law which directs the Federal Reserve Board, as a fallback mechanism, to identify benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. On December 16, 2022, the Federal Reserve adopted regulations implementing the LIBOR Act. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Fund. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Fund, issuers of instruments in which the Fund invests, and the financial markets generally.

11. 10% SHAREHOLDERS

As of October 31, 2023, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	% of Shares Outstanding	Number of Accounts
InfraCap MLP ETF	50%	2

Notes to Financial Statements (continued)

October 31, 2023

12. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASC 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating the impact, if any, of ASU 2020-04 and ASU 2020-06, but does not believe there will be a material impact.

13. NEW REGULATORY PRONOUNCEMENT

In October 2022, the SEC adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETFis Series Trust I and Shareholders of InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, and Virtus WMC International Dividend ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF and Virtus WMC International Dividend ETF (eight of the funds constituting ETFis Series Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statement of cash flows for Virtus InfraCap U.S. Preferred Stock ETF for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the cash flows for Virtus InfraCap U.S. Preferred Stock ETF for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2023

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm (continued)

To the Board of Trustees of ETFis Series Trust I and Shareholders of InfraCap MLP ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of InfraCap MLP ETF (one of the funds constituting ETFis Series Trust I, hereafter referred to as the “Fund”) as of October 31, 2023, the related statements of operations and cash flows for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, transfer agent, and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2023

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Statement Regarding Liquidity Risk Management Program (unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds. Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

At a meeting of the Board held on May 22, 2023, the Board received a report from the Program Administrator addressing the operation and management of the Program for calendar year 2022 (the “Review Period”). The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that no significant or reportable changes had been made to the Program during the Review Period and no material changes were made to the Program as a result of the Program Administrator’s annual review.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

Trustees and Officers of the Trust (unaudited)

Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report is set forth below. The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling the Adviser (toll-free) at (888)-383-4184.

The address for each Trustee and officer is 31 West 52nd Street, 16th Floor, New York, NY 10019. Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	General Counsel and Chief Compliance Officer (since 2021), Sanctuary Securities, Inc. and Sanctuary Advisors, LLC; Chief Compliance Officer (since 2020), 1776 Wealth, Inc.; General Counsel and Chief Compliance Officer (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; Chief Compliance Officer (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; Chief Compliance Officer (since 2018), Knight Vinke; and General Counsel, Chief Compliance Officer and Chief Operating Officer (2014 to 2018), Shufro, Rose & Co., LLC.	17	Trustee (since 2015), Virtus ETF Trust II (7 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	17	Trustee (since 2018), Asset Management Fund (5 portfolios); Trustee (since 2015), Virtus ETF Trust II (7 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	President (since 2017), ProcureAM, LLC; President (since 2018), Procure Holdings LLC; President (2005 to 2018), Robert Tull & Co.	17	Trustee (since 2015), Virtus ETF Trust II (7 portfolios); Trustee (since 2018), Procure ETF Trust II (1 portfolio)
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012 to 2016) and Executive Vice President (2016 to 2019), ETF Distributors LLC; Managing Director (since 2012), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2013), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.	10	None

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Timothy Branigan Year of Birth: 1976	Fund Chief Compliance Officer Deputy Fund Chief Compliance Officer Assistant Chief Compliance Officer	Since 2022 February 2022 to June 2022 2020 to 2022	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Daphne Chisolm Year of Birth: 1969	Chief Legal Officer and Secretary	Since May 2023

Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

				N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception

President (since 2013), Virtus ETF Advisers LLC; Vice President (since 2016) and Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.

				N/A	N/A
Julia Short Year of Birth: 1972	Senior Vice President	Since 2022

Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

				N/A	N/A

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Richard W. Smirl Year of Birth: 1967	Executive Vice President	Since 2022

Chief Operating Officer (since 2021); Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

				N/A	N/A

__________

* As of the date of the issuance of this report, the Fund Complex consisted of the Trust, which consisted of ten portfolios—InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF, Virtus WMC International Dividend ETF and InfraCap MLP ETF, and Virtus ETF Trust II, which consisted of seven portfolios—Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet Short Duration High Yield Bond ETF, Virtus Newfleet Short Duration Core Plus Bond ETF, Virtus Seix Senior Loan ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF and Virtus Terranova U.S. Quality Momentum ETF.

** William J. Smalley is an “interested person” as defined in the Investment Company Act of 1940, because he is an employee of the Adviser.

Supplemental Information (unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.

The Funds’ premium/discount information for the most recently completed calendar year, and the most recently completed calendar quarters since that year is available by visiting www.virtusetfs.com or by calling (888) 383-4184.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge upon request by calling toll-free at (888) 383-0553, by accessing the SEC’s website at www.sec.gov or by accessing the Funds’ website at www.virtusetfs.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available by calling toll-free at (888) 383-0553 or by accessing the SEC’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended October 31, 2023, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by each Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

Funds	QDI	DRD
InfraCap REIT Preferred ETF	0.00%	0.00%
Virtus InfraCap U.S. Preferred Stock ETF	69.65%	59.22%
Virtus LifeSci Biotech Clinical Trials ETF	0.00%	0.00%
Virtus LifeSci Biotech Products ETF	0.00%	0.00%
Virtus Newfleet Multi-Sector Bond ETF	0.00%	0.00%
Virtus Private Credit Strategy ETF	1.57%	0.33%
Virtus Real Asset Income ETF	64.87%	16.91%
Virtus WMC International Dividend ETF	92.78%	0.00%

c/o VP Distributors, LLC

One Financial Plaza

Hartford, Connecticut 06103

8572(12/23)

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics. A copy of the registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant's board of trustees believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $222,509 for 2023 and $190,003 for 2022.
(b)	Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2023 and $0 for 2022.

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, and tax planning were $209,618 for 2023 and $133,825 for 2022.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.
(d)	All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services rendered by the principal accountant to the registrant, which include but are not limited to accounting consultations concerning financial accounting and reporting standards, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2023 and $0 for 2022.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $240,718 for 2023 and $165,425 for 2022.
(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: James A. Simpson, Robert S. Tull, Jr., and Myles J. Edwards.
(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes Oxley Act of 2002 are attached hereto.
(a)(2)(1)	Not applicable.
(a)(2)(2)	Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETFis Series Trust I

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	January 5, 2024

By (Signature and Title)*	/s/ Brinton W. Frith
Brinton W. Frith, Treasurer and Principal Financial Officer/Principal
Accounting Officer
(Principal Financial Officer/Principal Accounting Officer)

Date	January 5, 2024

* Print the name and title of each signing officer under his or her signature.